As filed with the Securities and Exchange Commission on April 13, 2006

                                           1933 Act Registration No. 333- 106142

--------------------------------------------------------------------------------

                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   Form N-14AE

                        REGISTRATION STATEMENT UNDER THE
                             SECURITIES ACT OF 1933

                [  ]  Pre-Effective        [  ]  Post-Effective
                      Amendment No.              Amendment No.

                              PHOENIX ADVISER TRUST
                      (Phoenix Foreign Opportunities Fund)
               [Exact Name of Registrant as Specified in Charter]

                 Area Code and Telephone Number: (800) 243-1574

                                101 Munson Street
                         Greenfield, Massachusetts 01301
                           ---------------------------
                    (Address of Principal Executive Offices)

                               Kevin J. Carr, Esq.
                                     Counsel
                         Phoenix Life Insurance Company
                                One American Row
                        Hartford, Connecticut 06102-5056
                           ---------------------------
                     (Name and Address of Agent for Service)

                        Copies of All Correspondence to:
                             Robert N. Hickey, Esq.
                            Sullivan & Worcester LLP
                               1666 K Street, N.W.
                             Washington, D.C. 20006

         Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective.

         Title of Securities Being Registered: Shares of beneficial interest, no par value per share.

         The Registrant has registered an indefinite amount of securities of its Phoenix Foreign Opportunities Fund under the Securities Act of 1933 pursuant to
Section 24(f) under the Investment Company Act of 1940; accordingly, no fee is payable herewith. A Rule 24f-2 Notice for the Registrant's fiscal year ended February 28, 2005 was filed with the Commission on or about May 9, 2005.

         It is proposed that this filing will become effective on May 15, 2006, pursuant to Rule 488 of the Securities Act of 1933.

                             THE PHOENIX-KAYNE FUNDS
                                101 Munson Street
                         Greenfield, Massachusetts 01301



                                                                    May 15, 2006

Dear Shareholder:

         The Board of Trustees of the Phoenix-Kayne Funds ("Kayne Funds") has approved the reorganization of Phoenix Overseas Fund ("Overseas") into Phoenix Foreign Opportunities Fund ("Foreign Opportunities"), a series of Phoenix Adviser Trust. Foreign Opportunities' investment objective and investment strategies are similar to those of Overseas. The reorganization is expected to be completed on or about May 19, 2006. Once the reorganization is completed, you will become a shareholder of Foreign Opportunities and will receive shares of the corresponding class of Foreign Opportunities with an aggregate net value equal to the aggregate net asset value of your investment in Overseas. No sales charge will be imposed in connection with the reorganization. Phoenix Investment Counsel, Inc. or one of its affiliates will pay all costs of the reorganization.

         The Board of Trustees of Kayne Funds believes that the reorganization offers you the opportunity to pursue your goals in a larger fund. The Board of Trustees has carefully considered and has unanimously approved the reorganization, as described in the accompanying materials, and believes that the reorganization is in the best interests of Overseas and its shareholders.

         You are not being asked to vote on, or take any other action in connection with, the reorganization.

         If you have any questions, please call (860) 243-1574 between 8:00 a.m. and 6:00 p.m. Eastern time, Monday through Friday.

                                                     Sincerely,


                                                     /s/ Daniel T. Geraci
                                                     --------------------
                                                     Daniel T. Geraci
                                                     President

                            ACQUISITION OF ASSETS OF

                              PHOENIX OVERSEAS FUND
                                   a series of
                               PHOENIX-KAYNE FUNDS
                     c/o Phoenix Equity Planning Corporation
                                101 Munson Street
                         Greenfield, Massachusetts 01301
                                 (800) 243-1574

                        BY AND IN EXCHANGE FOR SHARES OF

                       PHOENIX FOREIGN OPPORTUNITIES FUND
                                   a series of
                              PHOENIX ADVISER TRUST
                     c/o Phoenix Equity Planning Corporation
                                101 Munson Street
                         Greenfield, Massachusetts 01301
                                 (800) 243-1574

                        PROSPECTUS/INFORMATION STATEMENT

                               DATED MAY 15, 2006


         This Prospectus/Information Statement is being furnished in connection with the reorganization of Phoenix Overseas Fund ("Overseas"), a series of Phoenix-Kayne Funds ("Kayne Funds"), into the Phoenix Foreign Opportunities Fund ("Foreign Opportunities"), a series of Phoenix Adviser Trust ("Adviser Trust"). This Prospectus/Information Statement is being mailed on or about May 23, 2006.

         THIS PROSPECTUS/INFORMATION STATEMENT IS FOR INFORMATIONAL PURPOSES ONLY. YOU DO NOT NEED TO DO ANYTHING IN RESPONSE TO THIS PROSPECTUS/INFORMATION STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY OR WRITTEN CONSENT, AND YOU ARE REQUESTED NOT TO SEND US A PROXY OR WRITTEN CONSENT.

                                     GENERAL

         The Board of Trustees of Kayne Funds has approved the reorganization of Overseas into Foreign Opportunities, a series of Adviser Trust. Overseas and Foreign Opportunities are sometimes referred to respectively in this Prospectus/Information Statement individually as a "Fund" and collectively as the "Funds".

         In the reorganization, all of the assets of Overseas will be acquired by Foreign Opportunities in exchange for Class A, Class C and Class X shares of Foreign Opportunities and the assumption by Foreign Opportunities of the liabilities of Overseas (the "Reorganization"). Class A, Class C and Class X shares of Foreign Opportunities will be distributed to each shareholder in liquidation of Overseas, and Overseas will be terminated as a series of Kayne Funds. You will then hold that number of full and fractional shares of Foreign Opportunities which have an aggregate net asset value equal to the aggregate net asset value of your shares of Overseas.

         Overseas is a separate diversified series of Kayne Funds, a Delaware statutory trust, which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). Foreign Opportunities is a separate diversified series of Adviser Trust, a Delaware statutory trust, which is also an open-end management investment company registered under the 1940 Act. The investment objective of Overseas is similar to that of Foreign Opportunities, as follows:

--------------------------------------------------------------------------------
                  FUND                           INVESTMENT OBJECTIVE
                  ----                           --------------------
------------------------------------ -------------------------------------------
Overseas                              Long-term capital appreciation, with
                                      dividend income a secondary consideration.
------------------------------------ -------------------------------------------
Foreign Opportunities                 Long-term capital appreciation.
--------------------------------------------------------------------------------

         The investment strategies for Overseas are similar to those for Foreign Opportunities, but there are some differences. The investment objective of Foreign Opportunities is not fundamental while Overseas' investment objective may not be changed without the vote of a majority of the outstanding voting securities. The Funds' investment style is different in that Foreign Opportunities seeks undervalued companies while Overseas uses a blended growth and value strategy. In addition, the Funds have different market capitalization restrictions, in that Overseas selects companies that generally have a market capitalization of $3 billion or more while Foreign Opportunities typically invests in securities of medium to large companies, but is not limited to investing in securities of companies of any particular size.

         This Prospectus/Information Statement explains concisely the information about Foreign Opportunities that you should know. Please read it carefully and keep it for future reference. Additional information concerning each Fund and the Reorganization is contained in the documents described below, all of which have been filed with the Securities and Exchange Commission ("SEC"):

--------------------------------------------------------------------------------
INFORMATION ABOUT OVERSEAS:                HOW TO OBTAIN THIS INFORMATION:
---------------------------                -------------------------------
--------------------------------------------------------------------------------
Prospectus of Kayne Funds relating to      Copies are available upon request and
Overseas, dated May 1, 2006                without charge if you:

Statement of Additional Information of     o Write to Phoenix Equity Planning
Kayne Funds relating to Overseas, dated      Corporation, One American Row,
May 1, 2006                                  P.O. Box 150480, Hartford, CT
                                             06115-0480; or
Annual Report of Kayne Funds relating to
Overseas for the year ended December 31,   o Call (800) 243-1574 toll-free.
2005
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INFORMATION ABOUT FOREIGN OPPORTUNITIES:   HOW TO OBTAIN THIS INFORMATION:
----------------------------------------   -------------------------------
--------------------------------------------------------------------------------
Prospectus of Adviser Trust relating to    Copies are available upon request and
Foreign Opportunities, dated June 20,      without charge if you:
2005, as supplemented on January 11, 2006
and February 17, 2006, which accompanies
this Prospectus/Information Statement      o Write to Phoenix Equity Planning
                                             Corporation, One American Row,
Statement of Additional Information of       P.O. Box 150480, Hartford, CT
Adviser Trust relating to Foreign            06115-0480; or
Opportunities, dated June 20, 2005, as
supplemented on August 23, 2005 and
January 11, 2006                           o Call (800) 243-1574 toll-free.

Annual Report of Adviser Trust relating
to Foreign Opportunities for the year
ended February 28, 2006
--------------------------------------------------------------------------------
INFORMATION ABOUT THE REORGANIZATION:      HOW TO OBTAIN THIS INFORMATION:
-------------------------------------      -------------------------------
--------------------------------------------------------------------------------
Statement of Additional Information        Copies are available upon request and
dated May 15, 2006, which relates to       without charge if you:
this Prospectus/Information Statement
and the Reorganization                     o Write to Phoenix Equity Planning
                                             Corporation, One American Row,
                                             P.O. Box 150480, Hartford, CT
                                             06115-0480; or

                                           o Call (800) 243-1574 toll-free.
--------------------------------------------------------------------------------

         You can also obtain copies of any of these documents without charge on the EDGAR database on the SEC's Internet site at http://www.sec.gov. Copies are available for a fee by electronic request at the following e-mail address: publicinfo@sec.gov, or from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, 100 F Street, N.E., Washington, D.C. 20549.

         Information relating to Overseas contained in the Prospectus of Kayne Funds dated May 1, 2006 (SEC File No. 811-07705) is incorporated by reference in this document. (This means that such information is legally considered to be part of this Prospectus/Information Statement.) Information relating to Foreign Opportunities contained in the Prospectus of Adviser Trust dated June 20, 2005, and supplemented on January 11, 2006 and February 17, 2006 (SEC File No. 811-21371) also is incorporated by reference in this document. The Statement of Additional Information dated May 15, 2006 relating to this Prospectus/Information Statement and the Reorganization, which includes the financial statements of Kayne Funds relating to Overseas for the year ended December 31, 2005, financial statements of Adviser Trust relating to Foreign Opportunities for the year ended February 28, 2006, and pro forma financial statements of Adviser Trust relating to Foreign Opportunities for the twelve month period ended February 28, 2006, is incorporated by reference in its entirety in this document.

--------------------------------------------------------------------------------
THE SECURITIES AND EXCHANGE COMMISSION HAS NOT DETERMINED THAT THE INFORMATION IN THIS PROSPECTUS/INFORMATION STATEMENT IS ACCURATE OR ADEQUATE, NOR HAS IT APPROVED OR DISAPPROVED THESE SECURITIES. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

       AN INVESTMENT IN FOREIGN OPPORTUNITIES:

o  is not a deposit of, or guaranteed by, any bank

o is not insured by the FDIC, the Federal Reserve Board or any other government agency

o  is not endorsed by any bank or government agency

o involves investment risk, including possible loss of the purchase payment of your original investment

                                                    Table of Contents                                          Page
                                                    -----------------                                          ----

SUMMARY...........................................................................................................7
         Why is the Reorganization occurring?.....................................................................7
         What are the key features of the Reorganization?.........................................................7
         After the Reorganization, what shares of Foreign Opportunities will I own?...............................7
         How will the Reorganization affect me?...................................................................8
         Will I be able to purchase, exchange and redeem shares and receive distributions in the same way?........9
         How do the Funds' investment objectives, principal investment strategies and risks compare?..............8
         How do the Funds fees and expenses compare?.............................................................12
         How do the Funds' performance records compare?..........................................................16
         Who will be the Adviser and Subadviser of my Fund after the Reorganization?.............................18
         What will the advisory and sub-advisory fees be after the Reorganization?...............................19
         What will be the primary federal tax consequences of the Reorganization?................................21
RISKS............................................................................................................21
         Are the risk factors for the Funds similar?.............................................................21
         What are the primary risks of investing in each Fund?...................................................21
INFORMATION ABOUT THE REORGANIZATION.............................................................................24
         Reasons for the Reorganization..........................................................................24
         Agreement and Plan of Reorganization....................................................................26
         Federal Income Tax Consequences.........................................................................27
         Pro-forma Capitalization................................................................................28
         Distribution of Shares..................................................................................29
         Purchase and Redemption Procedures......................................................................30
         Exchange Privileges.....................................................................................31
         Dividend Policy.........................................................................................31
COMPARATIVE INFORMATION ON SHAREHOLDERS' RIGHTS..................................................................31
         Form of Organization....................................................................................31
         Capitalization..........................................................................................31
         Shareholder Liability...................................................................................32
         Shareholder Meetings and Voting Rights..................................................................33
         Liquidation.............................................................................................33
         Liability and Indemnification of Trustees...............................................................34
         Shareholder Information.................................................................................34
         Control Persons and Principal Holders of Securities.....................................................35
FINANCIAL STATEMENTS AND EXPERTS.................................................................................36
LEGAL MATTERS....................................................................................................36
ADDITIONAL INFORMATION...........................................................................................36
Exhibit A--Form of Agreement and Plan of Reorganization.........................................................A-1

                                     SUMMARY

      THIS SECTION SUMMARIZES THE PRIMARY FEATURES AND CONSEQUENCES OF THE REORGANIZATION. IT MAY NOT CONTAIN ALL OF THE INFORMATION THAT IS IMPORTANT TO
       YOU. TO UNDERSTAND THE REORGANIZATION, YOU SHOULD READ THIS ENTIRE
               PROSPECTUS/INFORMATION STATEMENT AND THE EXHIBITS.

         This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Prospectus/Information Statement, the Prospectuses and Statements of Additional Information relating to the Funds and the form of the Agreement and Plan of Reorganization (the "Plan"), which is attached to this Prospectus/Information Statement as Exhibit A.

WHY IS THE REORGANIZATION OCCURRING?

         Both Funds are managed and constructed in a similar style and composition. The proposed reorganization will allow shareholders of Overseas to own a fund that is similar in style, but with a lower fee structure and a greater amount of assets. Foreign Opportunities has a similar investment objective and strategies as Overseas, while it has outperformed Overseas on a one- and five-year basis, through December 31, 2005. In addition, the total fund expenses of Foreign Opportunities, assuming the Reorganization is consummated, are expected to be less than those of Overseas. The Reorganization should create better efficiencies for the portfolio management team and perhaps lower fees for Foreign Opportunities.

WHAT ARE THE KEY FEATURES OF THE REORGANIZATION?

         The Plan sets forth the key features of the Reorganization. For a complete description of the Reorganization, see Exhibit A. The Plan generally provides for the following:

o the transfer in-kind of all of the assets of Overseas to Foreign Opportunities in exchange for Class A, Class C and Class X shares of Foreign Opportunities;

o the assumption by Foreign Opportunities of all of the liabilities of Overseas;

o the liquidation of Overseas by distribution of Class A, Class C and Class X shares of Foreign Opportunities to Overseas' shareholders; and

o the structuring of the Reorganization as a tax-free reorganization for federal income tax purposes.

         The Reorganization is expected to be completed on or about May 19, 2006.

AFTER THE REORGANIZATION, WHAT SHARES OF FOREIGN OPPORTUNITIES WILL I OWN?

         Prior to the Reorganization, all Class B shares of Overseas will be converted to Overseas Class A shares. Thereafter, if you own Class A, Class C or Class X shares of Overseas, you will own Class A, Class C and Class X, respectively, of Foreign Opportunities.

         The new shares you receive will have the same total value as your shares of Overseas, as of the close of business on the day immediately prior to the Reorganization.

HOW WILL THE REORGANIZATION AFFECT ME?

         It is anticipated that the Reorganization will benefit you as follows:

o COST SAVINGS: The total operating expenses of Foreign Opportunities are less than the operating expenses of Overseas. As of February 28, 2006, Foreign Opportunities' total operating expense ratios for Class A and Class C shares were 1.25% and 2.00%, respectively, of average daily net assets and Overseas' total operating expense ratios as of December 31, 2005, were 1.65%, 2.40% and 1.40% for Class A, Class C and Class X, respectively. While both Funds have expense limitations in place with the investment advisers, Foreign Opportunities' total operating expense ratio with waiver will increase to 1.35%, 2.10% and 1.10% for Class A, Class C and Class X, respectively, but will remain contractually in place through June 30, 2008, while Overseas' voluntary agreement ended April 30, 2006.

o OPERATING EFFICIENCIES: Upon the reorganization of Overseas into Foreign Opportunities, operating efficiencies may be achieved by Foreign Opportunities because it will have a greater level of assets. As of February 28, 2006, Overseas' assets were approximately $58.95 million and Foreign Opportunities' assets were approximately $134.97 million.

         After the Reorganization the value of your shares will depend on the performance of Foreign Opportunities rather than that of Overseas. The Trustees of each of Kayne Funds and Adviser Trust believe that the Reorganization will benefit both Overseas and Foreign Opportunities. All of the costs of the Reorganization, including the cost of mailing this Prospectus/Information Statement, will be paid by Phoenix Investment Counsel, Inc. or one of its affiliates.

         Like Overseas, Foreign Opportunities will declare and pay dividends from net investment income semiannually and will distribute net realized capital gains, if any, at least annually. These dividends and distributions will continue to be automatically reinvested in additional Class A, Class C and Class X shares of Foreign Opportunities or distributed in cash, if you have so elected.

         The Trustees of Kayne Funds, including the Trustees who are not "interested persons" as such term is defined in the 1940 Act (the "Disinterested Trustees"), have concluded that the Reorganization would be in the best interest of the shareholders of Overseas, and that their interests will not be diluted as a result of the Reorganization.

         The Trustees of Adviser Trust have also approved the Reorganization on behalf of Foreign Opportunities.

WILL I BE ABLE TO PURCHASE, EXCHANGE AND REDEEM SHARES AND RECEIVE DISTRIBUTIONS IN THE SAME WAY?

         The Reorganization will not affect your right to purchase and redeem shares, to exchange shares or to receive distributions. After the Reorganization, you will be able to purchase additional Class A, Class C and Class X shares, as applicable, of Foreign Opportunities in the same manner as you did for your shares of Overseas before the Reorganization. For more information, see "Purchase and Redemption Procedures", "Exchange Privileges" and "Dividend Policy" below.

HOW DO THE FUNDS' INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RISKS COMPARE?

         The investment objective and investment strategies of Overseas are similar to those of Foreign Opportunities. While the investment objective of Foreign Opportunities is non-fundamental, which means that it may be changed by vote of the Directors, without shareholder approval, the investment objective of Overseas is fundamental, and generally may not be changed without shareholder approval. However, no shareholder approval is required where, as here, the investment objective of a selling fund (Overseas) is not materially different from the investment objective of a surviving fund (Foreign Opportunities).

         The following tables summarize a comparison of Overseas and Foreign Opportunities with respect to their investment objectives and principal investment strategies, as set forth in the respective Prospectuses and Statements of Additional Information relating to the Funds.

--------------------------------------------------------------------------------
                      OVERSEAS
--------------------------------------------------------------------------------
Investment            Long-term capital appreciation, with dividend income a
Objective             secondary consideration.
--------------------------------------------------------------------------------
Principal             Under normal circumstances, invests at least 80% of its
Investment            assets in common stocks of companies outside of the United
Strategies            States. Assets will be invested in at least three
                      different countries outside of the United States, with investments in no single country accounting for more than 40% of the fund's assets.

                      Uses a blended growth and value strategy to select international companies that the adviser believes have global businesses or operations, rather than localized companies, and which generally have a market capitalization of $3 billion or more. At December 31, 2005, the market capitalization of the issuers in which the fund was invested ranged from approximately $2.19 billion to $230.95 billion.

                      Uses a strategy emphasizing profitable, low debt, cash flow generating companies, which the adviser deems to be of high quality.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      Generally invests in approximately 40 to 80 securities at any given time.

                      Will deploy a sell discipline that seeks to dispose of holdings that, among other things, achieve a target price, are the subject of negative developments individually or as an industry, or which are necessary to meet diversification requirements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      FOREIGN OPPORTUNITIES
--------------------------------------------------------------------------------
   Investment         Long-term capital appreciation.
   Objective
--------------------------------------------------------------------------------
   Principal          Under normal circumstances, at least 80% of net assets are
   Investment         invested in equity securities of issuers located outside
   Strategies         of the United States, or which derive a significant
                      portion of their business or profits outside of the United
                      States in three or more foreign countries. The Fund's policy of investing 80% of its assets in international equity securities may be changed only upon 60 days written notice to shareholders.

                      Will primarily hold securities of companies listed on a foreign securities exchange or quoted on an established foreign over-the-counter market, or American Depositary Receipts.

                      Typically invests in the securities of medium to large capitalization companies, but it is not limited to investing in the securities of companies of any particular size.

                      May invest substantially all assets in common stocks if the subadviser believes that common stocks will appreciate in value. The subadviser seeks to identify undervalued companies whose businesses are highly profitable, have consistent operating histories and financial performance and enjoy possible long-term economic prospects.
                      Most of the Fund's assets are invested in equity securities of issuers in countries that are generally considered to have developed markets. The subadviser employs diversification by country and industry in an attempt to reduce risk.

                      In addition to common stocks and securities that are convertible into common stocks, the Fund may invest in shares of closed-end investment companies that invest in securities that are consistent with the Fund's investment objective and policies.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      In determining which portfolio securities to sell, the subadviser focuses on the operating results of the portfolio companies, not price quotations, to measure the success of an investment. In making sell decisions, the subadviser considers, among other things, whether a security's price target has been met, whether there has been an overvaluation of the issuer by the market, whether there has been a clear deterioration of future earnings power and whether, in the subadviser's opinion, there has been a loss of a long-term competitive advantage.
   -----------------------------------------------------------------------------

         The principal risks of investing in Foreign Opportunities are similar to those of investing in Overseas. They include:

o Market risk - the Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings

o Foreign investment risk - investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from differences between the regulations to which U.S. and foreign issuers are subject

o Market capitalization risk - investments primarily in issuers in one market capitalization category (large, medium or small) carry the risk that due to current market conditions that category may be out of favor; investments in medium and small capitalization companies may be subject to special risks which cause them to be subject to greater price volatility and more significant declines in market downturns than securities of larger companies; investments in small capitalization companies may be subject to more risk than investments in medium capitalization companies

o Investment style risk - different investment styles such as growth or value investing tend to shift in or out of favor, depending on market and economic conditions as well as investor sentiment.

         Overseas and Foreign Opportunities may invest a portion of their assets in cash, cash equivalents such as U.S. Government securities, money market instruments, or high grade commercial paper as a temporary defensive strategy when, in the belief of the subadviser, adverse market conditions warrant doing so. This strategy, which would be employed only in seeking to avoid losses, are inconsistent with the Funds' principal investment objectives and strategies, and could result in lower returns and loss of market opportunities.

         For a detailed discussion of the Funds' risks, see the section entitled "Risks" below.

         The Funds have other investment policies, practices and restrictions which, together with their related risks, are also set forth in the Prospectuses and Statements of Additional Information of the Funds.

         Because Overseas and Foreign Opportunities have substantially similar investment objectives and similar investment strategies, it is not anticipated that the securities held by Overseas may be sold in significant amounts in order to comply with the policies and investment practices of Foreign Opportunities in connection with the Reorganization. If any such sales occur, the transaction costs will be borne by Foreign Opportunities. Such costs are ultimately borne by the Fund's shareholders.

HOW DO THE FUNDS FEES AND EXPENSES COMPARE?

         After its Class B shares are converted into Class A shares, Overseas offers three classes of shares (Class A, Class C and Class X). Foreign Opportunities offers two classes of shares (Class A and Class C). Class X shares of Foreign Opportunities will first become available no later than the date of the Reorganization. You will not pay any initial or deferred sales charge in connection with the Reorganization.

         The following tables allow you to compare the various fees and expenses that you may pay for buying and holding Class A, Class C and Class X shares of each of the Funds. The table entitled "Foreign Opportunities Pro Forma" shows you what fees and expenses are estimated to be assuming the Reorganization takes place.

         The amounts for the Class A and Class C and Class X (Overseas only) shares of Overseas and Foreign Opportunities set forth in the following tables and in the examples are based on the expenses for Overseas and Foreign Opportunities for the twelve month period ended December 31, 2005, and February 28, 2006, respectively. The amounts for Class A, Class C and Class X shares of Foreign Opportunities (Pro Forma) set forth in the following table and in the examples are based on what the estimated expenses of Foreign Opportunities would have been for the twelve month period ended February 28, 2006, assuming the Reorganization had taken place on March 1, 2005.

         Shareholder Fees (fees paid directly from your investment)
         ----------------------------------------------------------

-------------------------------------------------------------------------------------------------

                                               OVERSEAS                 FOREIGN OPPORTUNITIES
                                               --------                 ---------------------
---------------------------------- ----------- ----------- ----------- ------------ -------------
                                    Class A     Class C     Class X      Class A      Class C
                                    -------     -------     -------      -------      -------
---------------------------------- ----------- ----------- ----------- ------------ -------------
Maximum Sales Charge (Load)          5.75%        None        None        5.75%         None
Imposed on a Purchase (as a
percentage of offering price)
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

                                               OVERSEAS                 FOREIGN OPPORTUNITIES
                                               --------                 ---------------------
---------------------------------- ----------- ----------- ----------- ------------ -------------
Maximum Deferred Sales Charge        None*        1%**        None        None*         1%**
(Load) (as a percentage of the
lesser of the value redeemed or
the amount invested)
---------------------------------- ----------- ----------- ----------- ------------ -------------
Maximum Sales Charge (Load)           None        None        None        None          None
Imposed on Reinvested Dividends
---------------------------------- ----------- ----------- ----------- ------------ -------------
Redemption Fee                        None        None        None        None          None
---------------------------------- ----------- ----------- ----------- ------------ -------------
Exchange Fee                          None        None        None        None          None
-------------------------------------------------------------------------------------------------

             ----------------------------- -------------------------------------
                                                  FOREIGN OPPORTUNITIES
                                                       (PRO FORMA)
                                                       -----------
             ---------------------------- ------------- ----------- ------------
                                             Class A      Class C     Class X
                                             -------      -------     -------
             ---------------------------- ------------- ----------- ------------
             Maximum Sales Charge             5.75%        None        None
             (Load) Imposed on a
             Purchase (as a percentage
             of offering price)
             ---------------------------- ------------- ----------- ------------
             Maximum Deferred Sales           None*        1%**        None
             Charge (Load) (as a
             percentage of the lesser
             of the value redeemed or
             the amount invested)
             ---------------------------- ------------- ----------- ------------
             Maximum Sales Charge             None         None        None
             (Load) Imposed on
             Reinvested Dividends
             ---------------------------- ------------- ----------- ------------
             Redemption Fee                   None         None        None
             ---------------------------- ------------- ----------- ------------
             Exchange Fee                     None         None        None
             -------------------------------------------------------------------

         Fees and Expenses (as a percentage of average daily net assets)

-------------------------------------------------------------------------------------------------

                                               OVERSEAS                 FOREIGN OPPORTUNITIES
                                               --------                 ---------------------
---------------------------------- ----------- ----------- ----------- ------------ -------------
                                    Class A     Class C     Class X      Class A      Class C
                                    -------     -------     -------      -------      -------
---------------------------------- ----------- ----------- ----------- ------------ -------------
Management Fees                      0.95%        0.95%       0.95%       0.85%         0.85%
---------------------------------- ----------- ----------- ----------- ------------ -------------
Distribution and                     0.25%        1.00%       None        0.25%         1.00%
Service (12b-1)
Fees***
---------------------------------- ----------- ----------- ----------- ------------ -------------
Other Expenses                       0.65%        0.65%       0.65%       0.52%         0.50%
---------------------------------- ----------- ----------- ----------- ------------ -------------
Expense Waivers****                 (0.20%)      (0.20%)     (0.20%)     (0.37%)       (0.35%)
---------------------------------- ----------- ----------- ----------- ------------ -------------
Total Annual Fund                    1.65%        2.40%       1.40%       1.25%         2.00%
Operating Expenses
-------------------------------------------------------------------------------------------------


        ------------------------------------------------------------------------
                                                FOREIGN OPPORTUNITIES
                                                     (PRO FORMA)
                                                     -----------
        ------------------------------ -------------- ------------ -------------
                                          Class A       Class C       Class X
                                          -------       -------       -------
        ------------------------------ -------------- ------------ -------------
        Management Fees                    0.85%         0.85%         0.85%
        ------------------------------ -------------- ------------ -------------
        Distribution and Service           0.25%         1.00%         None
        (12b-1) Fees***
        ------------------------------ -------------- ------------ -------------
        Other Expenses                     0.47%         0.47%         0.47%
        ------------------------------ -------------- ------------ -------------
        Expense Waivers****               (0.32%)       (0.32%)       (0.32%)
        ------------------------------ -------------- ------------ -------------
        Total Annual Fund Operating        1.25%         2.00%         1.00%
        Expenses
        ------------------------------------------------------------------------

* A contingent deferred sales charge of 1% may apply on certain redemptions made within one year following purchases on which a finder's fee has been paid. The one-year period begins on the last day of the month preceding the month in which the purchase was made.

** The deferred sales charge is imposed on Class C Shares redeemed during the first year only.

*** Distribution and Service Fees represent an asset-based sales charge that, for a long-term shareholder, may be higher than the maximum front-end sales charge permitted by the NASD.

**** Overseas' investment adviser has voluntarily agreed to reimburse the Fund's total operating expenses (excluding interest, tax and extraordinary expenses), through April 30, 2006, to the extent that such expenses exceed 1.65% for Class A Shares, 2.40% for Class C Shares and 1.40% for Class X Shares. Actual Total Annual Fund Operating Expenses before reimbursement were 1.85% for Class A Shares, 2.60% for Class C Shares and 1.60% for Class X Shares.

Foreign Opportunities' investment adviser has agreed to limit total operating expenses of Class A Shares and Class C Shares to 1.25% and 2.00%, respectively, until March 31, 2006. From April 1, 2006 through June 30, 2008, the investment adviser has contractually agreed to limit the expenses of the Fund to 1.35%, 2.10%, and 1.10% for Class A Shares, Class C Shares, and Class X Shares, respectively.

         The tables below show examples of the total expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The examples are intended to help you compare the cost of investing in Overseas versus Foreign Opportunities and Foreign Opportunities Pro Forma, assuming the Reorganization takes place. The examples assume a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The following tables also assume that total annual operating expenses remain the same and that all expense waivers remain in effect for the periods indicated only. The examples are for illustration only, and your actual costs may be higher or lower.

         Examples of Fund Expenses

          ---------------------------------------------------------------------------------------------------
                                                                OVERSEAS
                                                                --------
                                 One Year           Three Years          Five Years           Ten Years
                                 --------           -----------          ----------           ---------
          Class A                  $748                $1,112              $1,499               $2,579
          Class B                  $659                 $996               $1,360               $2,712
          Class C                  $359                 $796               $1,360               $2,895
          Class X                  $159                 $493                $850                $1,856
          ---------------------------------------------------------------------------------------------------


          ---------------------------------------------------------------------------------------------------
                                                         FOREIGN OPPORTUNITIES
                                                         ---------------------
                                 One Year           Three Years          Five Years           Ten Years
                                 --------           -----------          ----------           ---------
          Class A                  $695                 $969               $1,321               $2,310
          Class C                  $303                 $763               $1,467               $3,344
          ---------------------------------------------------------------------------------------------------


          ---------------------------------------------------------------------------------------------------
                                                    FOREIGN OPPORTUNITIES PRO FORMA
                                                    -------------------------------
                                 One Year           Three Years          Five Years           Ten Years
                                 --------           -----------          ----------           ---------
          Class A                  $695                 $949               $1,222               $1,999
          Class C                  $303                 $627               $1,078               $2,327
          Class X                  $102                 $318                $552                $1,225
          ---------------------------------------------------------------------------------------------------


         You would pay the following expenses if you did not redeem your shares:

          ---------------------------------------------------------------------------------------------------
                                                                OVERSEAS
                                                                --------
                                 One Year           Three Years          Five Years           Ten Years
                                 --------           -----------          ----------           ---------
          Class B                  $259                 $796               $1,360               $2,712
          Class C                  $259                 $796               $1,360               $2,895
          ---------------------------------------------------------------------------------------------------

          ---------------------------------------------------------------------------------------------------
                                                         FOREIGN OPPORTUNITIES
                                                         ---------------------
                                 One Year           Three Years          Five Years           Ten Years
                                 --------           -----------          ----------           ---------
          Class C                  $203                 $763               $1,467               $3,344
          ---------------------------------------------------------------------------------------------------

          ---------------------------------------------------------------------------------------------------
                                                    FOREIGN OPPORTUNITIES PRO FORMA
                                                    -------------------------------
                                 One Year           Three Years          Five Years           Ten Years
                                 --------           -----------          ----------           ---------
          Class C                  $203                 $627               $1,078               $2,327
          ---------------------------------------------------------------------------------------------------

HOW DO THE FUNDS' PERFORMANCE RECORDS COMPARE?

         The following charts show how the Class X shares of Overseas and Class A shares of Foreign Opportunities have performed in the past. Foreign Opportunities commenced operations on October 13, 2003, after taking over the assets and operations of Vontobel International Equity Fund (the "Predecessor Fund"). The performance shown in the tables below reflects the performance of the Class A shares of the Predecessor Fund prior to October 13, 2003, and the Fund's performance since that date. Foreign Opportunities appointed a new subadviser on June 20, 2005, and the performance information set forth below reflects the management of the previous subadviser from October 13, 2003 to June 20, 2005. Class X shares of Foreign Opportunities will first become available no later than the date of the Reorganization. Past performance, before and after taxes, is not an indication of future results.

         Year-by-Year Total Return (%)
         -----------------------------

         The charts below show the percentage gain or loss in each full calendar year for the Class X shares of Overseas since inception on October 18, 1996, and for the Class A shares of Foreign Opportunities over a ten-year period.

         These charts should give you a general idea of the risks of investing in each Fund by showing how the Fund's return, as applicable, has varied from year-to-year. These charts include the effects of Fund expenses. Each Fund's average annual returns in the charts above do not reflect the deduction of any sales charges. The returns would have been less than those shown if sales charges were deducted. Each Fund can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of each chart.

                                    OVERSEAS

                               1997          16.42%
                               1998          26.74%
                               1999          31.06%
                               2000          -9.65%
                               2001         -29.72%
                               2002         -20.04%
                               2003          26.15%
                               2004          13.56%
                               2005          10.53%

                         High Quarter: 4th - 1998 21.18%
                         Low Quarter: 3rd - 2002 -21.34%

                              FOREIGN OPPORTUNITIES

                                1996          16.98%
                                1997           9.18%
                                1998          16.77%
                                1999          46.50%
                                2000         -18.70%
                                2001         -29.17%
                                2002          -7.92%
                                2003          30.16%
                                2004          28.23%
                                2005          16.51%

                         High Quarter: 4th - 1999 34.02%
                         Low Quarter: 1st - 2001 -18.82%
           Year-to-date performance (through March 31, 2006) is 9.25%

         The next set of tables lists the average annual total return by class of Overseas for the past one and five years and since inception, and Foreign Opportunities for the past one, five and ten years (through December 31, 2005). The after-tax returns shown are for Class X, the oldest class of Overseas, and for Class A, the oldest class of Foreign Opportunities; after-tax returns for other classes of the Funds will vary. These tables include the effects of sales charges and fund expenses and is intended to provide you with some indication of the risks of investing in each Fund by comparing its performance with an appropriate widely recognized index of securities, a description of which can be found following the table. An index does not reflect fees, expenses or any taxes. It is not possible to invest directly in an index.

         Average Annual Total Return (for the period ended 12/31/2005)(1)

       --------------------------------------------------------------------------------------------------------------
                                             1 Year Ended         5 Years Ended
       OVERSEAS                                12/31/05              12/31/05        Since Inception  Inception Date
       --------                                --------              --------        ---------------  --------------
       --------------------------------- --------------------- --------------------- ---------------- ---------------

       Class X shares                                                                                    10/18/96

       --------------------------------- --------------------- --------------------- ---------------- ---------------

           Return Before Taxes                  10.53%                -2.30%              5.18%

       --------------------------------------------------------------------------------------------------------------

       --------------------------------------------------------------------------------------------------------------
                                             1 Year Ended         5 Years Ended
       OVERSEAS                                12/31/05              12/31/05        Since Inception  Inception Date
       --------                                --------              --------        ---------------  --------------
       --------------------------------- --------------------- --------------------- ---------------- ---------------

           Return After Taxes on                10.37%                -2.42%              4.63%
           Distributions(2)
       --------------------------------- --------------------- --------------------- ---------------- ---------------
           Return After Taxes on                7.07%                 -1.98%              4.31%
           Distributions and Sale of
           Fund Shares(2)
       --------------------------------- --------------------- --------------------- ---------------- ---------------
       Class A shares                                                                                    8/30/02
       --------------------------------- --------------------- --------------------- ---------------- ---------------
           Return Before taxes                  3.83%                                    10.75%
       --------------------------------- --------------------- --------------------- ---------------- ---------------
       Class C shares                                                                                    8/30/02
       --------------------------------- --------------------- --------------------- ---------------- ---------------
           Return Before taxes                  9.37%                                    11.98%
       --------------------------------- --------------------- --------------------- ---------------- ---------------
       S&P 500 Index                            4.93%                 0.55%               8.02%          10/18/96
                                                                                         11.71%          8/30/02
       --------------------------------- --------------------- --------------------- ---------------- ---------------
       Morgan Stanley Capital                   13.54%                4.55%               6.00%          10/18/96
           International EAFE Index                                                      19.22%          8/30/02
           (Net)
       --------------------------------------------------------------------------------------------------------------


       --------------------------------------------------------------------------------------------------------------
                                                                                                          Since
                                             1 Year Ended         5 Years Ended      10 Years Ended     Inception
       FOREIGN OPPORTUNITIES                   12/31/05              12/31/05           12/31/05         Class C
       ---------------------                   --------              --------        ---------------
       --------------------------------- --------------------- --------------------- ---------------- ---------------

       Class A shares

       -------------------------------- ---------------------- --------------------- ---------------- ---------------

           Return Before Taxes                  9.66%                 3.60%               7.81%

       -------------------------------- ---------------------- --------------------- ---------------- ---------------

           Return After Taxes on                8.32%                 2.96%               6.24%
           Distributions(2)

       -------------------------------- ---------------------- --------------------- ---------------- ---------------

           Return After Taxes on                7.77%                 2.89%               6.09%
           Distributions and Sale of
           Fund Shares(2)

       -------------------------------- ---------------------- --------------------- ---------------- ---------------

       Class C shares                                                                                    10/10/03

       -------------------------------- ---------------------- --------------------- ---------------- ---------------

           Return Before Taxes                 15.55%                   --                 --             24.45%

       -------------------------------- ---------------------- --------------------- ---------------- ---------------

       S&P 500 Index                            4.93%                 0.55%               9.12%           11.70%

       --------------------------------------------------------------------------------------------------------------

       --------------------------------------------------------------------------------------------------------------
                                                                                                          Since
                                             1 Year Ended         5 Years Ended      10 Years Ended     Inception
       FOREIGN OPPORTUNITIES                   12/31/05              12/31/05           12/31/05         Class C
       ---------------------                   --------              --------        ---------------
       --------------------------------- --------------------- --------------------- ---------------- ---------------

       MSCI EAFE Index (Net)                   13.54%                 4.55%               5.84%           20.07%

       --------------------------------------------------------------------------------------------------------------

         (1) Each Fund's average annual returns in the tables above reflect the deduction of the maximum sales charge for an investment in the Fund's Class A shares and a full redemption in the Fund's Class C shares.

         (2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

                           --------------------------

         The S&P 500 Index is a widely recognized unmanaged index that measures the stock performance of 500 large- and medium- sized companies and is often used to indicate the performance of the overall stock market. The MSCI EAFE Index is a free float-adjusted market capitalization index that measures developed foreign market equity performance, excluding the U.S. and Canada. The MSCI EAFE Index is calculated on a total return basis with net dividends reinvested. Index performance does not reflect sales charges, any mutual fund expenses or any taxes.

         For a detailed discussion of the manner of calculating total return, please see the Funds' Statements of Additional Information. Generally, the calculations of total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment date and the deduction of all recurring expenses that were charged to shareholders' accounts.

         Important information about Foreign Opportunities is also contained in management's discussion of Foreign Opportunities' performance, which appears in the most recent Annual Report of the Adviser Trust relating to Foreign Opportunities.

WHO WILL BE THE ADVISER AND SUBADVISER OF MY FUND AFTER THE REORGANIZATION? WHAT WILL THE ADVISORY AND SUB-ADVISORY FEES BE AFTER THE REORGANIZATION?

         Management of the Funds
         -----------------------

         The overall management of Overseas and Foreign Opportunities is the responsibility of, and is supervised by, the respective Boards of Trustees of the Funds.

         Adviser
         -------

         Phoenix Investment Counsel, Inc. (the "Adviser" or "PIC") is the investment adviser for Foreign Opportunities and is responsible for managing the Fund's investment program. The

Adviser selects and pays the fees of the Subadviser to manage the Fund and monitors the Subadviser's management of the Fund.

         Facts about the Adviser:

         -----------------------------------------------------------------------

         o The Adviser is an indirect, wholly-owned subsidiary of The Phoenix Companies, Inc. and has acted as an investment adviser for over 70 years.

         o The Adviser acts as the investment adviser for 14 fund companies totaling 48 mutual funds and as adviser to institutional clients, with assets under management of approximately $19.3 billion as of December 31, 2005.

         o The Adviser is located at 56 Prospect Street, Hartford, Connecticut 06115.

         -----------------------------------------------------------------------

         Subadviser
         ----------

         Vontobel Asset Management, Inc. (the "Subadviser") is the investment subadviser to Foreign Opportunities. Pursuant to a Subadvisory Agreement with the Adviser, the Subadviser is responsible for the day-to-day management of the Fund's portfolio.

         Facts about the Subadviser:

         -----------------------------------------------------------------------

         o The Subadviser is wholly-owned and controlled subsidiary of Vontobel Holding AG, a Swiss bank holding company having its registered offices in Zurich Switzerland, and has provided investment advisory services to mutual fund clients since 1990.

         o The Subadviser had approximately $4 billion in assets under management as of December 31, 2005.

         o    The Subadviser is located at 450 Park Avenue, New York, NY 10022.

         -----------------------------------------------------------------------

         Portfolio Management
         --------------------

         Investment and trading decisions for Foreign Opportunities are made by Rajiv Jain. Mr. Jain is a Senior Vice President and Managing Director of the Subadviser. Mr. Jain joined the Subadviser in 1994 as an equity analyst and associate manager of its international equity portfolios. Mr. Jain has been the portfolio manager of the Foreign Opportunities (or its predecessor) since February 2002.

         Advisory Fees
         -------------

         For its management and supervision of the daily business affairs of Foreign Opportunities, the Adviser is entitled to receive a monthly fee that is accrued daily at the annual rate of 0.85% against the value of Foreign Opportunities' net assets.

         Sub-advisory Fees
         -----------------

         Under the terms of the Subadvisory Agreement, the Subadviser is paid by the Adviser for providing advisory services to Foreign Opportunities. Foreign Opportunities does not pay a fee to the Subadviser. The Adviser pays the Subadviser a sub-advisory fee calculated at the following annual rates:

         ------------------------------------------------------------
         First $50 million                             0.80%
         ---------------------------------------- -------------------
         $50+ million                                  0.425%
         ------------------------------------------------------------


WHAT WILL BE THE PRIMARY FEDERAL TAX CONSEQUENCES OF THE REORGANIZATION?

         Prior to or at the completion of the Reorganization, Overseas and Foreign Opportunities will have received an opinion from the law firm of McDermott Will & Emery LLP that the Reorganization has been structured so that no gain or loss will be recognized by Overseas or its shareholders for federal income tax purposes as a result of receiving shares of Foreign Opportunities in connection with the Reorganization. The holding period and aggregate tax basis of the shares of Foreign Opportunities that are received by the shareholders of Overseas will be the same as the holding period and aggregate tax basis of the shares of Overseas previously held by such shareholders, provided that such shares of Overseas are held as capital assets. In addition, the holding period and tax basis of the assets of Overseas in the hands of Foreign Opportunities as a result of the Reorganization will be the same as in the hands of Overseas immediately prior to the Reorganization, and no gain or loss will be recognized by Foreign Opportunities upon the receipt of the assets of Overseas in exchange for shares of Foreign Opportunities and the assumption by Foreign Opportunities of Overseas' liabilities.

RISKS

ARE THE RISK FACTORS FOR THE FUNDS SIMILAR?

         Yes. The risk factors are similar due to the similar investment objectives and investment policies of Overseas and Foreign Opportunities. The risks of Foreign Opportunities are described in greater detail in that Fund's Prospectus.

WHAT ARE THE PRIMARY RISKS OF INVESTING IN EACH FUND?

         An investment in each Fund is subject to certain risks. There is no assurance that investment performance of either Fund will be positive or that the Funds will meet their investment objectives. The following tables and discussions highlight the primary risks associated with investment in each of the Funds.

----------------------------------------------------------------------------------------------------------------------
                                       Each of the Funds is subject to MARKET RISK.
-------------------------------------- -------------------------------------------------------------------------------
OVERSEAS                               Invests at least 80% of its assets in common stocks.
-------------------------------------- -------------------------------------------------------------------------------
FOREIGN OPPORTUNITIES                  At least 80% of net assets are invested in equity securities.
----------------------------------------------------------------------------------------------------------------------

         The Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by the Fund's Subadviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The Fund could also miss attractive investment opportunities if its Subadviser underweights fixed income markets or industries where there are significant returns, and could lose value if the Subadviser overweights fixed income markets or industries where there are significant declines.

-----------------------------------------------------------------------------------------------------------------
                                         Each of the Funds is subject to FOREIGN INVESTMENT RISK.
---------------------------------------- ------------------------------------------------------------------------
OVERSEAS                                 Under normal circumstances, invests at least 80% of its assets in common stocks of companies outside of the United States, in at least three different countries outside of the United States.
---------------------------------------- ------------------------------------------------------------------------

FOREIGN OPPORTUNITIES                    Under normal circumstances, at least 80% of net assets are invested in equity securities of issuers located outside of the United States, or which derive a significant portion of their business or profits outside of the United States in three or more foreign countries.
---------------------------------------- ------------------------------------------------------------------------

         Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability. Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments. Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations. Foreign markets may be less liquid and more volatile than U.S. markets. Foreign securities often trade in currencies other than the U.S. dollar, and a Fund may directly hold foreign currencies and purchase and sell foreign currencies. Changes in currency exchange rates will affect a Fund's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of a Fund to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of a Fund's foreign currency or securities holdings. Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

         In addition, investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly great risks to investors.

----------------------------------------------------------------------------------------------------------------------
                                       Each of the Funds is subject to MARKET CAPITALIZATION RISK.
-------------------------------------- -------------------------------------------------------------------------------
OVERSEAS                               Select companies which generally have a market capitalization of $3 billion or more.
-------------------------------------- -------------------------------------------------------------------------------
Foreign Opportunities                  Typically invests in securities of medium to large capitalization companies, but is not limited to investing in securities of companies of any particular size.
-------------------------------------- -------------------------------------------------------------------------------

         Stocks fall into three broad market capitalization categories--large, medium and small. Investing primarily in one category carries the risk that due to current market conditions that category may be out of favor. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing a Fund that invests in these companies to increase in value more rapidly than a Fund that invests in larger, fully-valued companies. Larger more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. Securities of smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies. In some cases, these companies may be relatively new issuers (i.e., those having continuous operation histories of less than three years) which carries other risks in addition to the risks of other medium and small capitalization companies.

New issuers may be more speculative because such companies are relatively unseasoned. These companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses.

-------------------------------------- -------------------------------------------------------------------------------
                                       Each of the Portfolios is subject to INVESTMENT STYLE RISK.
-------------------------------------- -------------------------------------------------------------------------------
OVERSEAS                               Uses a blended growth and value strategy.
-------------------------------------- -------------------------------------------------------------------------------
FOREIGN OPPORTUNITIES                  Seeks to identify undervalued companies.
-------------------------------------- -------------------------------------------------------------------------------


         Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A Fund may outperform or underperform other funds that employ a different investment style. A Fund may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.

INFORMATION ABOUT THE REORGANIZATION

REASONS FOR THE REORGANIZATION

         Both Funds are managed and constructed in a similar style and composition. The proposed Reorganization will allow shareholders of Overseas to own a fund that is similar in style, but with a lower fee structure and a greater amount of assets. The Reorganization should create better efficiencies for the portfolio management team and perhaps lower fees for Foreign Opportunities.

         At a regular meeting held on February 16, 2006, all of the Trustees of Kayne Funds on behalf of Overseas, including the Disinterested Trustees, considered and approved the Reorganization; they determined that the Reorganization was in the best interests of shareholders of Overseas, and that the interests of existing shareholders of Overseas will not be diluted as a result of the transactions contemplated by the Reorganization.

         Before approving the Plan, the Trustees evaluated extensive information provided by the management of the Funds and reviewed various factors about the Funds and the proposed Reorganization. The Trustees noted that Foreign Opportunities has a similar investment objective and strategies as Overseas, while it has outperformed Overseas on a one- and five-year basis, through December 31, 2005. In addition, on a pro forma basis after the Reorganization, total operating expenses of Foreign Opportunities are anticipated to be less than those of Overseas.

         The Trustees considered the relative asset size of each Fund, including the benefits of Overseas joining with a larger entity. As of December 31, 2005, Overseas' assets were approximately $57.2 million and Foreign Opportunities' assets were approximately $117.5 million.

         In addition, the Trustees considered, among other things:

o   the terms and conditions of the Reorganization;

o the fact that the Reorganization would not result in the dilution of shareholders' interests;

o the fact that the management fee of Foreign Opportunities is lower through expense caps and total expenses of Foreign Opportunities are lower than those of Overseas, due to contractual fee limitations by the Adviser through June 30, 2008;

o the fact that Overseas and Foreign Opportunities have similar investment objectives and principal investment strategies;

o the fact that PIC or one of its affiliates will bear the expenses incurred by the Funds in connection with the Reorganization;

o the benefits to shareholders, including operating efficiencies, which may be achieved from combining the Funds; the fact that Foreign Opportunities will assume all of the liabilities of Overseas;

o the fact that the Reorganization is expected to be a tax free transaction for federal income tax purposes; and

o alternatives available to shareholders of Overseas, including the ability to redeem their shares.

         During their consideration of the Reorganization, the Trustees of Kayne Funds met with counsel to the Independent Trustees regarding the legal issues involved.

         After consideration of the factors noted above, together with other factors and information considered to be relevant, and recognizing that there can be no assurance that any operating efficiencies or other benefits will in fact be realized, the Trustees of Kayne Funds concluded that the proposed Reorganization would be in the best interests of Overseas and its shareholders. Consequently, they approved the Plan.

         The Trustees of Adviser Trust have also approved the Plan on behalf of Foreign Opportunities.

AGREEMENT AND PLAN OF REORGANIZATION

         The following summary is qualified in its entirety by reference to the Plan (the form of which is attached as Exhibit A to this Prospectus/Information Statement).

         The Plan provides that all of the assets of Overseas will be acquired by Foreign Opportunities in exchange for Class A, Class C and Class X shares of Foreign Opportunities and the assumption by Foreign Opportunities of all of the liabilities of Overseas on or about May 19, 2006, or such other date as may be agreed upon by the parties (the "Closing Date"). Prior to the Closing Date, Overseas will endeavor to discharge all of its known liabilities and obligations. Overseas will prepare an unaudited statement of its assets and liabilities as of the Closing Date.

         At or prior to the Closing Date, Overseas will declare a dividend or dividends and distribution or distributions which, together with all previous dividends and distributions, shall have the effect of distributing to the Fund's shareholders all of the Fund's investment company taxable income for the taxable period ending on the Closing Date (computed without regard to any deduction for dividends paid), all of the Fund's net tax exempt income and all of its net capital gains realized in all taxable periods ending on the Closing Date (after reductions for any capital loss carryforward).

         The number of full and fractional shares of each class of Foreign Opportunities to be received by the shareholders of Overseas will be determined by multiplying the respective outstanding class of shares of Overseas by a factor which shall be computed by dividing the net asset value per share of the respective class of shares of Overseas by the net asset value per share of the respective class of shares of Foreign Opportunities. These computations will take place as of immediately after the close of business on the New York Stock Exchange and after the declaration of any dividends on the Closing Date (the "Valuation Date"). The net asset value per share of each class will be determined by dividing assets, less liabilities, in each case attributable to the respective class, by the total number of outstanding shares.

         Phoenix Equity Planning Corporation ("PEPCO"), the financial agent for both Funds, will compute the value of each Fund's respective portfolio of securities. The method of valuation employed will be consistent with the procedures set forth in the Prospectus and Statement of Additional Information of Foreign Opportunities, Rule 22c-1 under the 1940 Act, and with the interpretations of that Rule by the SEC's Division of Investment Management.

         Immediately after the transfer of its assets to Foreign Opportunities, Overseas will liquidate and distribute pro rata to the shareholders as of the close of business on the Closing Date the full and fractional shares of Foreign Opportunities received by Overseas. The liquidation and distribution will be accomplished by the establishment of accounts in the names of Overseas' shareholders on Foreign Opportunities' share records of its transfer agent. Each account will represent the respective pro rata number of full and fractional shares of Foreign Opportunities due to Overseas' shareholders. All issued and outstanding shares of Overseas will be canceled. The shares of Foreign Opportunities to be issued will have no preemptive or conversion rights and no share certificates will be issued. After these distributions and the winding up of its affairs, Overseas will be terminated.

         The consummation of the Reorganization is subject to the conditions set forth in the Plan, including, accuracy of various representations and warranties and receipt of opinions of counsel. The Plan may be terminated (a) by the mutual agreement of Overseas and Foreign Opportunities; (b) by either Overseas or Foreign Opportunities if the Reorganization has not occurred on or before October 31, 2006 or (c) at or prior to the Closing Date by either party (1) because of a breach by the other party of any representation, warranty, or agreement contained in the Plan to be performed at or prior to the Closing Date if not cured within 30 days, or (2) because a condition to the obligation of the terminating party has not been met and it reasonably appears that it cannot be met.

         If the Reorganization is not consummated, PIC or one of its affiliates will pay the expenses incurred by Overseas and Foreign Opportunities in connection with the Reorganization. In such event, no portion of the expenses will be borne directly or indirectly by Overseas, Foreign Opportunities or their shareholders.

         If the Reorganization is not consummated, the Trustees of Kayne Funds will consider other possible courses of action which may be in the best interests of Overseas shareholders.

FEDERAL INCOME TAX CONSEQUENCES

         The Reorganization is intended to qualify for federal income tax purposes as a tax free reorganization under section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"). As a condition to the closing of the Reorganization, Overseas and Foreign Opportunities will receive an opinion from the law firm of McDermott Will & Emery LLP to the effect that, on the basis of the existing provisions of the Code, U.S. Treasury regulations issued thereunder, current administrative rules, pronouncements and court decisions, and certain representations made by the Funds, for federal income tax purposes, upon consummation of the Reorganization:

1. The transfer of all of the assets of Overseas solely in exchange for shares of Foreign Opportunities and the assumption by Foreign Opportunities of the liabilities of Overseas followed by the distribution of Foreign Opportunities' shares to the shareholders of Overseas in dissolution and liquidation of Overseas, will constitute a "reorganization" within the meaning of section 368(a) of the Code, and Overseas and Foreign Opportunities will each be a "party to a reorganization" within the meaning of section 368(b) of the Code;

2. No gain or loss will be recognized by Foreign Opportunities upon the receipt of the assets of Overseas solely in exchange for the shares of Foreign Opportunities and the assumption by Foreign Opportunities of the liabilities of Overseas;

3. No gain or loss will be recognized by Overseas on the transfer of its assets to Foreign Opportunities in exchange for Foreign Opportunities' shares and the assumption by Foreign Opportunities of the liabilities of Overseas or upon the distribution (whether actual or constructive) of Foreign Opportunities' shares to Overseas' shareholders in exchange for their shares of Overseas;

4. No gain or loss will be recognized by Overseas' shareholders upon the exchange of their shares of Overseas for shares of Foreign Opportunities in liquidation of Overseas;

5. The aggregate tax basis of the shares of Foreign Opportunities received by each shareholder of Overseas pursuant to the Reorganization will be the same as the aggregate tax basis of the shares of Overseas held by such shareholder immediately prior to the Reorganization, and the holding period of the shares of Foreign Opportunities received by each shareholder of Overseas will include the period during which the shares of Overseas exchanged therefor were held by such shareholder (provided that the shares of Overseas were held as a capital asset on the date of the Reorganization); and

6. The tax basis of the assets of Overseas acquired by Foreign Opportunities will be the same as the tax basis of such assets to Overseas immediately prior to the Reorganization, and the holding period of such assets in the hands of Foreign Opportunities will include the period during which the assets were held by Overseas.

         Opinions of counsel are not binding upon the Internal Revenue Service or the courts. If the Reorganization is consummated but does not qualify as a tax free reorganization under the Code, Overseas would recognize gain or loss on the transfer of its assets to Foreign Opportunities and each shareholder of Overseas would recognize a taxable gain or loss equal to the difference between its tax basis in its Overseas shares and the fair market value of the shares of Foreign Opportunities it received.

         As of December 31, 2005, Overseas had capital loss carryforward of $20,084,716. Foreign Opportunities' utilization after the Reorganization of any pre-Reorganization losses realized by Overseas to offset gains realized by Foreign Opportunities could be subject to limitation in future years.

PRO-FORMA CAPITALIZATION

         The following table sets forth the capitalization of Overseas and Foreign Opportunities as of February 28, 2006, and the capitalization of Foreign Opportunities on a pro forma basis as of that date, giving effect to the proposed acquisition of assets at net asset value. The pro forma data reflects an exchange ratio of approximately 0.678 Class A shares, 0.675 Class C shares and 0.681 Class X shares of Foreign Opportunities for each Class A, Class C and Class X share, respectively, of Overseas.

                                   CAPITALIZATION OF OVERSEAS, FOREIGN OPPORTUNITIES AND
                                             FOREIGN OPPORTUNITIES (PRO FORMA)
--------------------------------------------------------------------------------------------------------
                                                                                          FOREIGN
                                                                                       OPPORTUNITIES
                                                      FOREIGN                        PRO-FORMA (AFTER
                                    OVERSEAS       OPPORTUNITIES      ADJUSTMENTS     REORGANIZATION)
                                    --------       -------------      -----------     ---------------
------------------------------ ----------------- ----------------- ----------------- -------------------
Net Assets
Class A                             $12,259,872      $128,991,320          $545,881        $141,797,073
Class B                                $545,881               ---        ($545,881)                 ---
Class C                              $1,256,934        $6,019,396                            $7,276,330
Class X                             $44,889,039               ---                           $44,889,039
Total Net Assets                    $58,951,726      $135,010,716                          $193,962,442
------------------------------ ----------------- ----------------- ----------------- -------------------
Net Asset Value Per Share
Class A                                  $15.45            $21.47                                $21.47
Class B                                  $14.46               ---                                   ---
Class C                                  $14.46            $21.41                                $21.41
Class X                                  $14.63               ---                                $21.47
------------------------------ ----------------- ----------------- ----------------- -------------------
Shares Outstanding
Class A                                 842,132         6,007,674         (245,683)           6,604,123
Class B                                  37,755               ---          (37,755)                 ---
Class C                                  86,944           281,105          (28,235)             339,814
Class X                               3,067,908               ---         (977,128)           2,090,780
------------------------------ ----------------- ----------------- ----------------- -------------------
Total Shares Outstanding              4,034,739         6,288,779                             9,034,717
--------------------------------------------------------------------------------------------------------


         The table set forth above should not be relied upon to reflect the number of shares to be received in the Reorganization; the actual number of shares to be received will depend upon the net asset value and number of shares outstanding of each Fund at the time of the Reorganization.

DISTRIBUTION OF SHARES

         PEPCO, an affiliate of The Phoenix Companies, Inc. and the sole stockholder of the Adviser, serves as the national distributor of the Funds' shares. PEPCO distributes the Funds' shares either directly or through securities dealers or agents or bank-affiliated securities brokers. Foreign Opportunities is authorized to issue two classes of shares: Class A and Class C. Class X shares of Foreign Opportunities are not currently offered but will first become available no later than the date of the Reorganization. The Class B shares of Overseas will be converted to Class A shares, and thereafter Overseas offers Class A, Class C and Class X shares. Each Class has a separate distribution arrangement and bears its own distribution expenses, if any.

         In the proposed Reorganization, shareholders of Overseas owning Class A, Class C or Class X shares will receive Class A, Class C or Class X shares, respectively, of Foreign Opportunities. Class A shares may pay a sales charge at the time of purchase of up to 5.75% of the offering price. Class A Shares on which a finder's fee has been paid may incur a 1% deferred sales charge if the shares are redeemed within one year of purchase. The one-year period begins on the last day of the month preceding the month in which the purchase was made. Class A shares are also subject to distribution-related fees. A Rule 12b-1 plan has been adopted for the Class A shares of Foreign Opportunities under which the Fund may pay a service fee at an annual rate which may not exceed 0.25 % of average daily net assets attributable to the Class.

         Class C shares are sold without a front-end sales charge and are subject to a 1.00% CDSC if such shares are redeemed within one year of purchase. For purposes of calculating the CDSC that you may pay when you dispose of any Class C shares acquired as a result of the Reorganization, the length of time you hold shares in Foreign Opportunities will be added to the length of time you held shares in Overseas. If you acquire Class C shares as a result of the Reorganization, you will continue to be subject to a CDSC upon subsequent redemption to the same extent as if you had continued to hold your shares of Overseas. Class C shares are also subject to distribution-related fees. A Rule 12b-1 plan has been adopted for the Class C shares of Foreign Opportunities under which the Fund may pay for distribution-related expenses at an annual rate which may not exceed 1.00 % of average daily net assets attributable to the Class. Class C shares do not convert to any other class of shares. Class C shares issued to shareholders of Overseas in connection with the Reorganization will continue to be subject to the CDSC schedule in place at the time of their original purchase.

         Class X shares will be offered primarily to institutional investors such as pension and profit sharing plans, other employee benefit trusts, investment advisers, endowments, foundations and corporations. Class X shares do not pay a sales charge at any time, and there are no distribution and services fees applicable to Class X shares.

         In connection with the Reorganization, no sales charges are imposed. More detailed descriptions of the Class A and Class C shares and the distribution arrangements applicable to these Classes of shares are contained in the Prospectus and Statement of Additional Information relating to Foreign Opportunities.

PURCHASE AND REDEMPTION PROCEDURES

         Information concerning applicable sales charges and distribution-related fees is provided above. Investments in the Funds are not insured. Subject to certain exceptions, the minimum initial purchase requirement for each Fund is $500 (or $25 for an individual retirement account) and the minimum for subsequent purchases of each Fund is $25. For more information, see "Your Account" and "How to Buy Shares" in each Fund's Prospectus. Each Fund, subject to certain restrictions, provides for telephone or mail redemption of shares at net asset value, less any CDSC, as next determined after receipt of a redemption order on each day the New York Stock Exchange is open for trading. Each Fund reserves the right to redeem in kind, under certain circumstances, by paying you the proceeds of a redemption in securities rather than in cash. Additional information concerning purchases and redemptions of shares, including how each Fund's net asset value is determined, is contained in each Fund's Prospectus. Each Fund may involuntarily redeem shareholders' accounts that have a balance below $200, subject to sixty-days written notice. All investments are invested in full and fractional shares. The Funds reserve the right to reject any purchase order.

EXCHANGE PRIVILEGES

         Overseas and Foreign Opportunities currently offer shareholders identical exchange privileges. Shareholders of each Fund may exchange their shares for shares of a corresponding class of shares of other affiliated Phoenix funds.

         On exchanges with corresponding classes of shares that carry a contingent deferred sales charge, the contingent deferred sales charge schedule of the original shares purchased continues to apply. Additional information concerning the Funds' exchange privileges is contained in the Funds' Prospectuses.

DIVIDEND POLICY

         The Funds distribute net investment income semiannually. Both Funds distribute net realized capital gains, if any, at least annually.

         All dividends and distributions of the Funds are paid in additional shares of the respective Fund unless a shareholder has elected to receive distributions in cash. See the Funds' Prospectuses for further information concerning dividends and distributions.

         Each Fund has qualified, and Foreign Opportunities intends to continue to qualify, to be treated as a regulated investment company under the Code. To remain qualified as a regulated investment company, a Fund must distribute 90% of its taxable and tax-exempt income and diversify its holdings as required by the 1940 Act and the Code. While so qualified, so long as each Fund distributes all of its net investment company taxable and tax-exempt income and any net realized gains to its shareholders, it is expected that a Fund will not be required to pay any federal income taxes on the amounts distributed to its shareholders.

COMPARATIVE INFORMATION ON SHAREHOLDERS' RIGHTS

FORM OF ORGANIZATION

         Overseas is a series of Kayne Funds, a diversified open-end management investment company registered with the SEC under the 1940 Act that was organized as a Delaware statutory trust in 1996. Foreign Opportunities is a series of Adviser Trust, a diversified open-end management investment company registered with the SEC under the 1940 Act that was organized as a Delaware statutory trust in 2003. Kayne Funds and Adviser Trust are governed by their respective Agreements and Declarations of Trust ("Declarations of Trust") and Bylaws, a Board of Trustees, and applicable Delaware law. Kayne Funds and Adviser Trust is each organized as a "series company" as that term is used in Rule 18f-2 under the 1940 Act. The series of Adviser Trust currently consist of Foreign Opportunities and one other mutual fund of various asset classes, while Kayne Funds consists of Overseas and four other mutual funds.

CAPITALIZATION

         The beneficial interests in Kayne Funds and Adviser Trust are represented by an unlimited number of transferable shares of beneficial interest, no par value, of one or more series. The Declaration of Trust of each of Kayne Funds and Adviser Trust permits the Trustees to allocate shares into one or more series, and classes thereof, with rights determined by the Trustees, all without shareholder approval. Fractional shares may be issued by each Fund.

         With its Class B shares converted into Class A shares, Overseas shares are offered in three classes (Class A, Class C and Class X), and shares of Foreign Opportunities are offered in only two classes (Class A and Class C). Foreign Opportunities will offer Class X shares no later than the date of the Reorganization. Shares of the classes of each Fund represent an equal pro rata interest in the Fund and generally have identical voting, dividend, liquidation and other rights, other than the payment of distribution fees. Shareholders of each Fund are entitled to receive dividends and other amounts as determined by the Trustees, as applicable. Shareholders of each Fund vote separately, by Fund, as to matters, such as changes in fundamental investment restrictions, that affect only their particular Fund. Shareholders of each Fund vote by class as to matters, such as approval of or amendments to Rule 12b-1 distribution plans, that affect only their particular class.

SHAREHOLDER LIABILITY

         Under Delaware law, shareholders of a Delaware statutory trust are entitled to the same limitation of personal liability extended to stockholders of Delaware corporations. To the extent that Kayne Funds or Adviser Trust or a shareholder of Kayne Funds or Adviser Trust is subject to the jurisdiction of courts in other states, it is possible that a court may not apply Delaware law and may thereby subject shareholders of Kayne Funds and Adviser Trust to liability. To guard against this risk, the Declaration of Trust of each of Kayne Funds and Adviser Trust (a) provides that any written obligation of Kayne Funds or Adviser Trust, as the case may be, may contain a statement that such obligation may only be enforced against the assets of Kayne Funds or Adviser Trust, as the case may be, or the particular series in question and the obligation is not binding upon the shareholders of Kayne Funds or Adviser Trust, as the case may be; however, the omission of such a disclaimer will not operate to create personal liability for any shareholder; and (b) provides for indemnification out of trust property of any shareholder held personally liable for the obligations of Kayne Funds or Adviser Trust, as the case may be. Accordingly, the risk of a shareholder of Kayne Funds or Adviser Trust incurring financial loss beyond that shareholder's investment because of shareholder liability is limited to circumstances in which: (1) the court refuses to apply Delaware law; (2) no contractual limitation of liability was in effect; and (3) Kayne Funds or Adviser Trust, as the case may be, itself is unable to meet its obligations. In light of Delaware law, the nature of each of Kayne Funds' and Adviser Trust's business, and the nature of their assets, the risk of personal liability to a shareholder of Kayne Funds or Adviser Trust is remote.

SHAREHOLDER MEETINGS AND VOTING RIGHTS

         Kayne Funds and Adviser Trust, on behalf of Overseas and Foreign Opportunities, respectively, are not required to hold annual meetings of shareholders. However, a meeting of shareholders for the purpose of voting upon the question of removal of a Trustee must be called when requested in writing by the holders of at least 10% of the outstanding shares of Kayne Funds or Adviser Trust. In addition, each of Kayne Funds and Adviser Trust is required to call a meeting of shareholders for the purpose of electing Trustees if, at any time, less than a majority of the Trustees then holding office were elected by shareholders. Neither Kayne Funds nor Adviser Trust currently intends to hold regular shareholder meetings. Cumulative voting is not permitted in the election of Trustees of Kayne Funds or Adviser Trust.

         Except when a larger quorum is required by applicable law or the applicable governing documents, with respect to each of Kayne Funds and Adviser Trust, 33 1/3% of the shares entitled to vote constitutes a quorum for consideration of a matter at a shareholders' meeting. When a quorum is present at a meeting, a majority (greater than 50%) of the shares voted is sufficient to act on a matter and a plurality of the shares voted is required to elect a Trustee (unless otherwise specifically required by the applicable governing documents or other law, including the 1940 Act). A Trustee of Kayne Funds or Adviser Trust may be removed at a meeting of shareholders by a vote of two-thirds of the outstanding shares of Kayne Funds or Adviser Trust, as the case may be, or with or without cause by the vote of two-thirds of the number of Trustees prior to removal.

         Under the Declaration of Trust of each of Kayne Funds and Adviser Trust, each shareholder is entitled to one vote for each dollar of net asset value of each share owned by such shareholder and each fractional dollar amount is entitled to a proportionate fractional vote.

         The Declaration of Trust of each of Kayne Funds and Adviser Trust provides that unless otherwise required by applicable law (including the 1940
Act), the Board of Trustees may, without obtaining a shareholder vote: (1) reorganize Kayne Funds or Adviser Trust, as the case may be, as a corporation or other entity, (2) merge Kayne Funds or Adviser Trust, as the case may be, into another entity, or merge, consolidate or transfer the assets and liabilities of a Fund or class of shares to another entity, and (3) combine the assets and liabilities held with respect to two or more series or classes into assets and liabilities held with respect to a single series or class. The Trustees of each of Kayne Funds and Adviser Trust may also terminate Kayne Funds or Adviser Trust, as the case may be, a Fund, or a class of shares upon written notice to the shareholders.

LIQUIDATION

         In the event of the liquidation of Kayne Funds or Adviser Trust, either Fund, or a class of shares, the shareholders are entitled to receive, when and as declared by the Trustees, the excess of the assets belonging to Kayne Funds or Adviser Trust, the Fund or attributable to the class over the liabilities belonging to Kayne Funds or Adviser Trust, the Fund or attributable to the class. The assets so distributable to shareholders of the Fund will be distributed among the shareholders in proportion to the dollar value of shares of a class of the Fund held by them on the date of distribution.

LIABILITY AND INDEMNIFICATION OF TRUSTEES

         Under the Declaration of Trust of each of Kayne Funds and Adviser Trust, a Trustee is generally personally liable only for willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office of Trustee. As provided in the Declaration of Trust and Bylaws of each of Kayne Funds and Adviser Trust, each Trustee of Kayne Funds or Adviser Trust, as the case may be, is entitled to be indemnified against all liabilities and all expenses reasonably incurred or paid by him or her in connection with any proceeding in which he or she becomes involved as a party or otherwise by virtue of his or her office of Trustee, unless the Trustee (1) shall have been adjudicated by the court or other body before which the proceeding was brought to be liable to Kayne Funds or Adviser Trust, as the case may be, or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office of Trustee (collectively, "disabling conduct") or (2) with respect to any proceeding disposed of without an adjudication by the court or other body before which the proceeding was brought that such Trustee was liable to Kayne Funds or Adviser Trust, as the case may be, or its shareholders by reason of disabling conduct, unless there has been a determination that the Trustee did not engage in disabling conduct. This determination may be made by (a) the court or other body before which the proceeding was brought, (b) a vote of a majority of those Trustees who are neither "interested persons" within the meaning of the 1940 Act nor parties to the proceeding or (c) an independent legal counsel in a written opinion. Kayne Funds and Adviser Trust may also advance money in connection with the preparation and presentation of a defense to any proceeding provided that the Trustee undertakes to repay Kayne Funds or Adviser Trust, as the case may be, if his or her conduct is later determined to preclude indemnification and certain other conditions are met.

         The foregoing is only a summary of certain characteristics of the operations of the Declaration of Trust and Bylaws of each of Kayne Funds and Adviser Trust and Delaware law and is not a complete description of those documents or law. Shareholders should refer to the provisions of such Declarations of Trust, Bylaws and Delaware law directly for more complete information.

SHAREHOLDER INFORMATION

         As of March 31, 2006, the total number of shares of Overseas outstanding was as follows:

            --------------------------------------------------------------------

                                                NUMBER OF SHARES
                                                ----------------
            ----------------------------------- --------------------------------

            Class A                             841,035

            Class B                             36,123

            Class C                             94,042

            Class X                             3,076,216
            ----------------------------------- --------------------------------

            Total                               4,047,416
            --------------------------------------------------------------------

         As of March 31, 2006, the officers and Trustees of Kayne Funds, as a group, owned beneficially or of record less than 1% of the outstanding shares of Overseas.

         As of March 31, 2006, the officers and Trustees of the Adviser Trust, as a group, owned beneficially or of record less than 1% of the outstanding shares of Foreign Opportunities.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

         As of March 31, 2006, the beneficial owners or record owners of more than 5% of the shares of Overseas or Foreign Opportunities were as follows:

OVERSEAS
----------------------------------------------------------------------------------------------------------------------
                                                        % OF SHARES OF PORTFOLIO BEFORE   % OF SHARES OF PORTFOLIO
           NAME AND ADDRESS             NO. OF SHARES            REORGANIZATION             AFTER REORGANIZATION
----------------------------------------------------------------------------------------------------------------------
Charles Schwab & Co.                       681,458                   16.8%                          4.91%
Special Custody Acct For The
Exclusive Benefit Of Customers
Attn: Mutual Funds
101 Montgomery St
San Francisco, CA 94104-4122
----------------------------------------------------------------------------------------------------------------------
JP Morgan Chase Bank N.A. FBO
XXXXX3207
500 Stanton Christiana Rd                  719,950                   17.8%                          5.21%
Newark, DE 19713-2107
----------------------------------------------------------------------------------------------------------------------
NFS LLC FEBO                               205,240                    5.1%                          1.49%
Harley K Sefton Ttee
Donna K Sefton Irrev Trust
U/A 04/29/93
2550 5th Ave Ste 808
San Diego, CA 92103-6624
----------------------------------------------------------------------------------------------------------------------


FOREIGN OPPORTUNITIES
----------------------------------------------------------------------------------------------------------------------
                                                        % OF SHARES OF PORTFOLIO BEFORE   % OF SHARES OF PORTFOLIO
           NAME AND ADDRESS             NO. OF SHARES            REORGANIZATION             AFTER REORGANIZATION
----------------------------------------------------------------------------------------------------------------------
Charles Schwab & Co.                     1,390,081                   20.9%                          14.77%
Exclusive Benefit Of Our Customer
Reinvest Account
Attn Mutual Funds Dept
101 Montgomery St
San Francisco, CA 94104-4122
----------------------------------------------------------------------------------------------------------------------
Phoenix Wealth Builder PHOLIO              385,747                    5.8%                           4.10%
Attn Chris Wilkos
Shareholder Services Dept
C/O Phoenix Equity Planning
101 Munson St
Greenfield, MA 01301-9684
----------------------------------------------------------------------------------------------------------------------

                        FINANCIAL STATEMENTS AND EXPERTS

         The Annual Report of Kayne Funds relating to Overseas, for the year ended as of December 31, 2005, and the financial statements and financial highlights for the periods indicated therein, has been incorporated by reference herein and in the Registration Statement in reliance upon the report of _________, independent registered public accounting firm, incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing. The Annual Report of Adviser Trust relating to Foreign Opportunities, for the year ended as of February 28, 2006, and the financial statements and financial highlights for the periods indicated therein, has been incorporated by reference herein and in the Registration Statement in reliance upon the report of _________, independent registered public accounting firm, incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing.


LEGAL MATTERS


         Certain legal matters concerning the issuance of shares of Foreign Opportunities will be passed upon by Kevin J. Carr, Esq., Vice President and Counsel, The Phoenix Companies.


ADDITIONAL INFORMATION


         Kayne Funds and Adviser Trust are each subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, and in accordance therewith file reports and other information including proxy material and charter documents with the SEC. These items can be inspected and copied at the Public Reference Facilities maintained by the SEC at 100 F Street, N.E., Washington, D.C. 20549, and at the SEC's Regional Offices located at Northwest Atrium Center, 500 West Madison Street, Chicago, Illinois 60661 and at Woolworth Building, 233 Broadway, New York, New York 10279. Copies of such materials can also be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, 100 F Street, N.E., Washington, D.C. 20549.



May 15, 2006

                                                                       EXHIBIT A

                                     FORM OF
                      AGREEMENT AND PLAN OF REORGANIZATION


         THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this 12th day of April, 2006, by and between Phoenix Adviser Trust, a Delaware statutory trust (the "Acquiring Trust"), with its principal place of business at 101 Munson Street, Greenfield, Massachusetts 01301, on behalf of the Phoenix Foreign Opportunities Fund (the "Acquiring Fund"), a separate series of the Acquiring Trust, and Phoenix-Kayne Funds, a Delaware statutory trust (the "Selling Trust"), on behalf of the Phoenix Overseas Fund (the "Acquired Fund"), a separate series of the Selling Trust.

         This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for voting shares of beneficial interest of the Acquiring Fund (the "Acquiring Fund Shares"), the assumption by the Acquiring Fund of all liabilities of the Acquired Fund, and the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

         The Acquired Fund is a separate series of the Selling Trust and the Acquiring Fund is a separate series of the Acquiring Trust, each of which is an open-end, registered investment company of the management type. The Acquired Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest.

         The Board of Trustees of the Acquiring Trust, including a majority of the Trustees who are not "interested persons" of the Acquiring Trust, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), has determined, with respect to the Acquiring Fund, that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquiring Fund and its shareholder, and that the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of this transaction.

         The Board of Trustees of the Selling Trust, including a majority of the Trustees who are not "interested persons" of the Selling Trust, as defined in the 1940 Act, has also determined, with respect to the Acquired Fund, that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquired Fund and its shareholders and that the interests of the existing shareholders of the Acquired Fund would not be diluted as a result of this transaction.

         NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.       TRANSACTION

         1.1 Subject to the terms and conditions set forth herein and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer all of the Acquired Fund's assets, as set forth in paragraph 1.2, to the Acquiring Fund, and the Acquiring Fund agrees in exchange therefor:
(i) to deliver to the Acquired Fund the number of full and fractional Acquiring Fund Shares, determined by dividing the value of the Acquired Fund's net assets, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquiring Fund Share, computed in the manner and as of the time and date set forth in paragraph 2.2; and (ii) to assume all liabilities of the Acquired Fund, as set forth in paragraph 1.3. Such transactions shall take place at the closing provided for in paragraph 3.1 (the "Closing Date").

         1.2 The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all assets and property, including, without limitation, all cash, securities, commodities and futures interests and dividends or interests receivable, that are owned by the Acquired Fund, and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund, on the Closing Date (collectively, the "Assets").

         1.3 The Acquired Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The Acquiring Fund shall also assume all of the liabilities of the Acquired Fund, whether accrued or contingent, known or unknown, existing at the Valuation Date, as defined in paragraph 2.1 (collectively, "Liabilities"). On or as soon as practicable prior to the Closing Date, the Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all (and in no event less than 98%) of its investment company taxable income and realized net capital gain, if any, for the current taxable year through the Closing Date.

         1.4 Immediately after the transfer of Assets provided for in paragraph 1.1, the Acquired Fund will distribute to the Acquired Fund's shareholders of record, determined as of immediately after the close of business on the Closing Date (the "Acquired Fund Shareholders"), on a pro rata basis, the Acquiring Fund Shares received by the Acquired Fund pursuant to paragraph 1.1, and will completely liquidate. Such distribution and liquidation will be accomplished, with respect to the Acquired Fund's shares, by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The aggregate net asset value of Acquiring Fund Shares to be so credited to Acquired Fund Shareholders shall be equal to the aggregate net asset value of the Acquired Fund shares owned by such shareholders on the Closing Date. All issued and outstanding shares of the Acquired Fund will simultaneously be canceled on the books of the Acquired Fund.

         1.5 Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund or its Transfer Agent, as defined in paragraph 3.3.

         1.6 Any reporting responsibility of the Acquired Fund including, but not limited to, the responsibility for filing of regulatory reports, tax returns, or other documents with the U.S. Securities and Exchange Commission (the "Commission"), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

2.       VALUATION

         2.1 The value of the Assets shall be the value computed as of immediately after the close of business of the New York Stock Exchange and after the declaration of any dividends on the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures established by the Acquiring Trust's Board of Trustees, which shall be described in the then-current prospectus and statement of additional information with respect to the Acquiring Fund.

         2.2 The net asset value of the Acquiring Fund Shares shall be the net asset value per share computed as of the Valuation Date, using the valuation procedures established by the Acquiring Trust's Board of Trustees which shall be described in the Acquiring Fund's then-current prospectus and statement of additional information.

         2.3 The number of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund's Assets shall be determined by dividing the value of the net assets with respect to the shares of the Acquired Fund determined using the same valuation procedures referred to in paragraph 2.1, by the net asset value of a Acquiring Fund Share, determined in accordance with paragraph 2.2.

         2.4 Phoenix Equity Planning Corporation ("PEPCO") shall make all computations of value, in its capacity as financial agent for the Acquiring Trust.

3.       CLOSING AND CLOSING DATE

         3.1 The Closing Date shall be May 19, 2006, or such other date as the parties may agree. All acts taking place at the closing of the transaction (the "Closing") shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m., Eastern Time. The Closing shall be held at the offices of Phoenix Life Insurance Company, One American Row, Hartford, CT 06115-0480 or at such other time and/or place as the parties may agree.

         3.2 The Selling Trust shall direct State Street Bank and Trust Company, as custodian for the Acquired Fund (the "Custodian"), to deliver, on the next business day after the Closing, a certificate of an authorized officer stating that (i) the Assets shall have been delivered in proper form to the Acquiring Fund on the next business day following the Closing Date, and (ii) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund's portfolio securities represented by a certificate or other written instrument shall be presented by the Acquired Fund Custodian to the custodian for the Acquiring Fund for examination no later than on the next business day following the Closing Date, and shall be transferred and delivered by the Acquired Fund on the next business day following the Closing Date for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Custodian shall deliver as of the Closing Date by book entry, in accordance with the customary practices of such depositories and the Custodian, the Acquired Fund's portfolio securities and instruments deposited with a securities depository, as defined in Rule 17f-4 under the 1940 Act. The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of federal funds on the Closing Date.

         3.3 The Selling Trust shall direct PEPCO (the "Transfer Agent"), on behalf of the Acquired Fund, to deliver on the next business day following the Closing, a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders, and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the

Secretary of the Acquiring Fund, or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund. At the Closing each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

         3.4 In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquired Fund shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquired Fund is impracticable, the Closing Date shall be postponed until the first Friday after the day when trading shall have been fully resumed and reporting shall have been restored.

4.       REPRESENTATIONS AND WARRANTIES

         4.1 The Selling Trust, on behalf of the Acquired Fund, represents and warrants as follows:

         (a) The Acquired Fund is duly organized as a series of the Selling Trust, which is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware with power under the Selling Trust's Declaration of Trust to own all of its assets and to carry on its business as it is now being conducted;

         (b) The Selling Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and the registration of shares of the Acquired Fund under the Securities Act of 1933, as amended ("1933 Act"), is in full force and effect;

         (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act") and the 1940 Act and such as may be required by state securities laws;

         (d) The current prospectus and statement of additional information of the Acquired Fund and each prospectus and statement of additional information of the Acquired Fund used at all times previous to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder, and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

         (e) On the Closing Date, the Selling Trust, on behalf of the Acquired Fund, will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such Assets; the Acquiring Trust, on behalf of the Acquiring Fund, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Fund;

         (f) The Acquired Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Selling Trust's Declaration of Trust or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Selling Trust on behalf of the Acquired Fund is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Selling Trust on behalf of the Acquired Fund is a party or by which it is bound;

         (g) All material contracts or other commitments of the Acquired Fund (other than this Agreement and certain investment contracts, including options, futures and forward contracts) will terminate without liability to the Acquired Fund on or prior to the Closing Date;

         (h) Except as otherwise disclosed in writing to and accepted by the Acquiring Trust, on behalf of the Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Selling Trust on behalf of the Acquired Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Selling Trust, on behalf of the Acquired Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

         (i) The audited financial statements of the Acquired Fund at December 31, 2005, are in accordance with generally accepted accounting principles ("GAAP") consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) present fairly, in all material respects, the financial condition of the Acquired Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

         (j) Since December 31, 2005, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this subparagraph (j), a decline in net asset value per share of the Acquired Fund due to declines in market values of securities in the Acquired Fund's portfolio, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund Shares by shareholders of the Acquired Fund shall not constitute a material adverse change;

         (k) On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquired Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquired Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

         (l) For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met (or will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company, has been (or will be) eligible to and has computed (or will compute) its federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date, and before the Closing Date will have declared dividends sufficient to distribute all of its investment company taxable income and net capital gain for the period ending on the Closing Date;

         (m) All issued and outstanding shares of the Acquired Fund are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. All of the issued and outstanding shares of the Acquired Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Fund, as provided in paragraph 3.3. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of the Acquired Fund, nor is there outstanding any security convertible into any of the Acquired Fund shares;

         (n) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Board of Trustees of the Selling Trust, on behalf of the Acquired Fund, and this Agreement will constitute a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles; and

         (o) The information to be furnished by the Acquired Fund for use in registration statements and other documents filed or to be filed with any federal, state or local regulatory authority (including the NASD, Inc.), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations thereunder applicable thereto.

         4.2 The Acquiring Trust, on behalf of the Acquiring Fund, represents and warrants as follows:

         (a) The Acquiring Fund is duly organized as a series of the Acquiring Trust, which is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware with power under the Acquiring Trust's Trust Instrument to own all of its assets and to carry on its business as it is now being conducted;

         (b) The Acquiring Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act and the registration of shares of the Acquiring Fund under the 1933 Act, is in full force and effect;

         (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

         (d) The current prospectus and statement of additional information of the Acquiring Fund and each prospectus and statement of additional information of the Acquiring Fund as of the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

         (e) The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Acquiring Trust's Trust Instrument or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Trust on behalf of the Acquiring Fund is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Trust on behalf of the Acquiring Fund is a party or by which it is bound;

         (f) Except as otherwise disclosed in writing to and accepted by the Selling Trust, on behalf of the Acquired Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Acquiring Trust on behalf of the Acquiring Fund or any of the Acquiring Fund's properties or assets that, if adversely determined, would materially and adversely affect the Acquiring Fund's financial condition or the conduct of the Acquiring Fund's business. The Acquiring Trust on behalf of the Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquiring Fund's business or the Acquiring Fund's ability to consummate the transactions herein contemplated;

         (g) On the Closing Date, the Acquiring Fund will have good and marketable title to its assets;

         (h) The audited financial statements of the Acquiring Fund at February 28, 2006 are in accordance with GAAP consistently applied, and such statements (copies of which have been furnished to the Selling Fund) fairly reflect the financial condition of the Acquiring Fund as of such date, and there are no known contingent liabilities of the Acquiring Fund as of such date not disclosed therein;

         (i) Since February 28, 2006, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquired Fund. For the purposes of this subparagraph (i), a decline in the net asset value of the Acquiring Fund shall not constitute a material adverse change;

         (j) On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquiring Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquiring Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns;

         (k) For each fiscal year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company, has distributed in each such year all net investment company taxable income (computed without regard to any deduction for dividends paid) and net realized capital gains (after reduction for any capital loss carryforward) and has met the diversification requirements of Section 817(h) of the Code and the regulations thereunder;

         (l) All issued and outstanding Acquiring Fund Shares are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (recognizing that, under Delaware law, it is theoretically possible that shareholders of the Acquired Fund could, under certain circumstances, be held personally liable for obligations of the Acquired Fund) and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares;

         (m) The execution, delivery and performance of this Agreement will have been fully authorized prior to the Closing Date by all necessary action, if any, on the part of the Trustees of the Acquiring Trust on behalf of the Acquiring Fund and this Agreement will constitute a valid and binding obligation of the Acquiring Trust on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

         (n) Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable (recognizing that, under Delaware law, it is theoretically possible that shareholders of the Acquired Fund could, under certain circumstances, be held personally liable for obligations of the Acquired
Fund);

         (o) The information to be furnished by the Acquiring Trust for use in the registration statements and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations applicable thereto; and

         (p) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

5.       COVENANTS OF THE SELLING TRUST ON BEHALF OF THE ACQUIRED FUND

         5.1 The Acquired Fund will operate its business in the ordinary course between the date hereof and the Closing Date except as contemplated by this Agreement.

         5.2 The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

         5.3 The Acquired Fund shall assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the holders of the Acquired Fund's shares.

         5.4 Subject to the provisions of this Agreement, the Acquired Fund will take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

         5.5 As soon as is reasonably practicable after the Closing, the Acquired Fund will make a liquidating distribution to its shareholders consisting of the Acquiring Fund Shares received at the Closing.

         5.6 The Acquired Fund shall use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

         5.7 The Selling Trust, on behalf of the Acquired Fund, covenants that it will, from time to time, as and when reasonably requested by the Acquiring Trust on behalf of the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Acquiring Trust on behalf of the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm (a) the Selling Trust's, on behalf of the Acquired Fund's, title to and possession of the Acquiring Fund Shares to be delivered hereunder, and (b) the Acquiring Trust's, on behalf of the Acquiring Fund's, title to and possession of all the assets, and to carry out the intent and purpose of this Agreement.

6.       COVENANTS OF THE ACQUIRING TRUST ON BEHALF OF THE ACQUIRING FUND

         6.1 The Acquiring Fund will operate its business in the ordinary course between the date hereof and the Closing Date except as contemplated by this Agreement.

         6.2 Subject to the provisions of this Agreement, the Acquiring Fund will take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

         6.3 The Acquiring Fund shall use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

         6.4 The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the knowledge of the parties thereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

         6.5 The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

         6.6 The Acquiring Fund shall, for a two-year period after the Closing, limit total annual fund operating expenses of its Class A Shares, Class C Shares, and Class X Shares to 1.35%, 2.10% and 1.10%, respectively, of total net assets.

7.       CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

         The obligations of the Selling Trust, on behalf of the Acquired Fund, to consummate the transactions provided for herein shall be subject, at the Selling Trust's election, to the performance by the Acquiring Trust, on behalf of the Acquiring Fund, of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

         7.1 All representations and warranties of the Acquiring Trust, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

         7.2 The Acquiring Trust, on behalf of the Acquiring Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Trust, on behalf of the Acquiring Fund on or before the Closing Date; and

         7.3 The Acquiring Fund shall have delivered to the Acquired Fund a certificate executed in the Acquiring Fund's name by its President or Vice President, and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquired Fund, and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement and as to such other matters as the Acquired Fund shall reasonably request.

8.       CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

         The obligations of the Acquiring Trust, on behalf of the Acquiring Fund, to consummate the transactions provided for herein shall be subject, at the Acquiring Trust's election, to the performance by the Selling Trust, on behalf of the Acquired Fund, of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions:

         8.1 All representations and warranties of the Selling Trust, on behalf of the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

         8.2 The Selling Trust shall have delivered to the Acquiring Fund a statement of the Acquired Fund's assets and liabilities, as of the Closing Date, certified by the Treasurer of the Selling Trust;

         8.3. The Selling Trust, on behalf of the Acquired Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by Selling Trust, on behalf of the Acquired Fund, on or before the Closing Date;

         8.4 The Acquired Fund shall have declared and paid a distribution or distributions prior to the Closing that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of its investment company taxable income and all of its net realized capital gains, if any, for the period from the close of its last fiscal year to 4:00 p.m. Eastern time on the Closing; and (ii) any undistributed investment company taxable income and net realized capital gains from any period to the extent not otherwise already distributed; and

         8.5 The Acquired Fund shall have delivered to the Acquiring Fund a certificate executed in the Acquired Fund's name by its President or Vice President, and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquiring Fund, and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement and as to such other matters as the Acquiring Fund shall reasonably request.

9. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

         If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to the Selling Trust, on behalf of the Acquired Fund, or the Acquiring Trust, on behalf of the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

         9.1 On the Closing Date no action, suit or other proceeding shall be pending or, to its knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

         9.2 All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by the Selling Trust and the Acquiring Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions;

         9.3 The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act; and

         9.4 The parties shall have received the opinion of McDermott Will & Emery LLP, addressed to the Acquiring Trust substantially to the effect that, based upon certain facts, assumptions, and representations, the transaction contemplated by this Agreement, shall for federal income tax purposes, qualify under the continuity of business enterprise (COBE) requirements for corporate reorganizations as a tax free reorganization described in Section 368(a) of the Code. The delivery of such opinion is conditioned upon receipt of representations it shall request of the Acquiring Trust. Notwithstanding anything herein to the contrary, the Acquiring Trust may not waive the condition set forth in this paragraph 9.4.

10.      BROKERAGE FEES AND EXPENSES

         10.1 The Selling Trust on behalf of the Acquired Fund and the Acquiring Trust on behalf of the Acquiring Fund represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

         10.2 The expenses relating to the proposed Reorganization will be borne by Phoenix Investment Counsel, Inc. The costs of the Reorganization shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, preparation of the Registration Statement on Form N-14, printing and distributing the Acquiring Fund's prospectus, legal fees, accounting fees, and securities registration fees. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a "regulated investment company" within the meaning of Section 851 of the Code.

11.      ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

         11.1 The Selling Trust and the Acquiring Trust have not made any representation, warranty or covenant not set forth herein; this Agreement constitutes the entire agreement between the parties.

         11.2 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing shall survive the Closing.

12.      TERMINATION

         This Agreement may be terminated and the transactions contemplated hereby may be abandoned by either party by (i) mutual agreement of the parties, or (ii) by either party if the Closing shall not have occurred on or before October 31, 2006, unless such date is extended by mutual agreement of the parties, or (iii) by either party if the other party shall have materially breached its obligations under this Agreement or made a material and intentional misrepresentation herein or in connection herewith. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective Trustees or officers, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

13.      WAIVER

         The Acquiring Fund and the Acquired Fund, after consultation with their respective counsel and by mutual consent of their respective Board of Trustees, may waive any condition to their respective obligations hereunder, except that the Acquiring Trust may not waive the condition set forth in paragraph 9.4.

14.      AMENDMENTS

         This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable and mutually agreed upon in writing by the authorized officers of the Selling Trust and the Acquiring Trust.

15.      NOTICES

         Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, personal service or prepaid or certified mail addressed to Phoenix Equity Planning Corporation, 101 Munson Street, Greenfield, Massachusetts 01301,
Attn: General Counsel.

16.      HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF
         LIABILITY

         16.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

         16.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

         16.3 This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to its principles of conflicts of laws.

         16.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

         16.5 It is expressly agreed that the obligations of the Acquired Fund hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents, or employees of the Acquired Fund personally, but shall bind only the property of the Acquired Fund, as provided in the Declaration of Trust of the Acquired Fund. The execution and delivery by such officers of the Acquired Fund shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the Acquired Fund as provided in the Declaration of Trust of the Acquired Fund.

         16.6 It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Acquiring Fund personally, but shall bind only the Acquiring Trust property of the Acquiring Fund, as provided in the Trust Instrument of the Acquiring Fund. The execution and delivery by such officers of the Acquiring Fund shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the Acquiring Trust property of the Acquiring Fund as provided in the Trust Instrument of the Acquiring Fund.

         IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President or Vice President and its seal to be affixed thereto and attested by its Secretary or Assistant Secretary, all as of the date first written above.




Attest: PHOENIX ADVISER TRUST ON BEHALF OF ITS SERIES PHOENIX FOREIGN OPPORTUNITIES FUND


_______________________________   By: _______________________________

By:
Title:                            Title:


Attest:                           PHOENIX-KAYNE FUNDS ON BEHALF OF ITS SERIES
                                  PHOENIX OVERSEAS FUND


_______________________________   By: _______________________________
By:
Title: Secretary                  Title:






                                  Agreed and accepted as to paragraph 10.2 only:

Attest:                           PHOENIX INVESTMENT COUNSEL, INC.


_______________________________   By: _______________________________
By:
Title:                            Title:

                       STATEMENT OF ADDITIONAL INFORMATION

                            Acquisition of Assets of

                             PHOENIX OVERESEAS FUND

                                   a series of

                               PHOENIX-KAYNE FUNDS
                     c/o Phoenix Equity Planning Corporation
                                101 Munson Street
                         Greenfield, Massachusetts 01301
                                 (800) 243-1574

                        By and In Exchange For Shares of

                       PHOENIX FOREIGN OPPORTUNITIES FUND

                                   a series of

                              PHOENIX ADVISER TRUST
                     c/o Phoenix Equity Planning Corporation
                                101 Munson Street
                         Greenfield, Massachusetts 01301
                                 (800) 243-1574



This Statement of Additional Information, dated May 15, 2006, relating specifically to the proposed transfer of the assets and liabilities of Phoenix Overseas Fund ("Overseas"), a series of Phoenix-Kayne Funds ("Kayne Funds") to Phoenix Foreign Opportunities Fund ("Foreign Opportunities"), a series of Phoenix Adviser Trust ("Adviser Trust"), in exchange for Class A, Class C and Class X shares of beneficial interest, no par value, of Foreign Opportunities (to be issued to holders of shares of Overseas), consists of the information set forth below pertaining to Overseas and Foreign Opportunities and the following described documents, each of which is attached hereto and incorporated by reference herein:


         (1) The Statement of Additional Information of Overseas, dated May 1, 2006 (to be filed by Post-Effective amendment);

         (2) The Statement of Additional Information of Foreign Opportunities dated June 20, 2005, as supplemented on August 23, 2005 and January 11, 2006;

         (3) Annual Report of Overseas for the year ended December 31, 2005 (to be filed by amendment);

         (4) Annual Report of Foreign Opportunities for the year ended February 28, 2006 (to be filed by amendment); and

         (5)      Pro Forma Financial Statements dated as of February 28, 2006.

         This Statement of Additional Information, which is not a prospectus, supplements, and should be read in conjunction with, the Prospectus/Information Statement of Overseas and Foreign Opportunities dated May 15, 2006. A copy of the Prospectus/Information Statement may be obtained without charge by calling or writing to Kayne Funds or Adviser Trust at the telephone numbers or addresses set forth above.

                              PHOENIX ADVISER TRUST
     Supplement dated January 11, 2006 to the Prospectus dated June 20, 2005

                         PHOENIX CA TAX-EXEMPT BOND FUND
    Supplement dated January 11, 2006 to the Prospectus dated August 28, 2005

                           THE PHOENIX-ENGEMANN FUNDS
     Supplement dated January 11, 2006 to the Prospectus dated May 1, 2005, as supplemented June 17, 2005 and October 31, 2005

                           PHOENIX EQUITY SERIES FUND
   Supplement dated January 11, 2006 to the Prospectus dated December 31, 2005

                              PHOENIX EQUITY TRUST
   Supplement dated January 11, 2006 to the Prospectus dated October 31, 2005

                         PHOENIX INVESTMENT SERIES FUND
    Supplement dated January 11, 2006 to the Prospectus dated August 28, 2005

                           PHOENIX INVESTMENT TRUST 97
   Supplement dated January 11, 2006 to the Prospectus dated December 31, 2005

                               PHOENIX-KAYNE FUNDS
     Supplement dated January 11, 2006 to the Prospectus dated May 1, 2005, as supplemented June 17, 2005 and October 20, 2005

                          PHOENIX MULTI-PORTFOLIO FUND
    Supplement dated January 11, 2006 to the Prospectus dated March 29, 2005, as supplemented May 17, 2005, June 17, 2005, July 1, 2005, October 7, 2005,
                     November 3, 2005 and December 1, 2005

                                PHOENIX PHOLIOS(SM)
  Supplement dated January 11, 2006 to the Prospectus dated November 30, 2005, as supplemented January 6, 2006

                              PHOENIX-SENECA FUNDS
  Supplement dated January 11, 2006 to the Prospectus dated January 28, 2005, as supplemented June 17, 2005, August 8, 2005, November 16, 2005
                              and January 6, 2006

                               PHOENIX SERIES FUND
   Supplement dated January 11, 2006 to the Prospectus dated April 19, 2005, as supplemented April 27, 2005, June 17, 2005, October 31, 2005 and November 1, 2005

                      PHOENIX STRATEGIC EQUITY SERIES FUND
    Supplement dated January 11, 2006 to the Prospectus dated July 29, 2005, as supplemented January 6, 2006

THIS SUPPLEMENT SUPERCEDES THE SUPPLEMENT DATED DECEMBER 15, 2005 TO EACH OF THE ABOVE-REFERENCED PROSPECTUSES, WHICH SUPPLEMENT CONTAINED SIMILAR DISCLOSURE. THIS REVISED VERSION CORRECTS A DISCLOSURE ERROR APPEARING IN THE EARLIER SUPPLEMENT.

IMPORTANT NOTICE TO INVESTORS

Beginning January 11, 2006, the Phoenix Funds may assess a contingent deferred sales charge on any redemption of Class A Shares on which a finder's fee was paid to a broker at time of purchase if such redemption is made within one year of purchase. Accordingly, the current prospectus of each fund is amended as described below.

   1. The disclosure pertaining to Maximum Deferred Sales Charge (load) applicable to Class A Shares as described in the "Fund Fees and Expenses" tables for each of the funds is hereby amended by adding a footnote notation (*) as follows:

      *A contingent deferred sales charge of 1% may apply on certain redemptions made within one year following purchases on which a finder's fee has been paid. The one-year period begins on the last day of the month preceding the month in which the purchase was made.

   2. Under "Class A Shares" in the section entitled "Sales Charges," the sentence that currently reads "Class A Shares are not subject to any charges by the fund when redeemed." is replaced with the following:
      "Generally, Class A Shares are not subject to any charges by the fund when redeemed; however, a 1% contingent deferred sales charge ("CDSC") may be imposed on certain redemptions within one year on purchases on which a finder's fee has been paid. The one-year period begins on the last day of the month preceding the month in which the purchase was made."

                           PHOENIX MULTI-SERIES TRUST
     Supplement dated January 11, 2006 to the Prospectus dated July 29, 2005

IMPORTANT NOTICE TO INVESTORS

Beginning January 11, 2006, the Phoenix Funds may assess a contingent deferred sales charge on any redemption of Class A Shares of the Phoenix High Yield Securities Fund and Phoenix Multi-Sector Fixed Income Fund on which a finder's fee was paid to a broker at time of purchase if such redemption is made within one year of purchase. Accordingly, the current prospectus is amended as described below. This contingent deferred sales charge already applies and will continue to apply to Phoenix Multi-Sector Short Term Bond Fund, although the footnote disclosure for that fund is also amended as below.

   1. The disclosure pertaining to Maximum Deferred Sales Charge (load) applicable to Class A Shares as described in the "Fund Fees and Expenses" tables for each of the funds is hereby amended by adding a footnote notation (*) as follows:

      *A contingent deferred sales charge of 1% may apply on certain redemptions made within one year following purchases on which a finder's fee has been paid. The one-year period begins on the last day of the month preceding the month in which the purchase was made.

   2. On page 29 in the section entitled "Sales Charges," the fourth sentence under "Class A Shares" is replaced in its entirety with the following:
      "Generally, Class A Shares are not subject to any charges by the fund when redeemed; however, a 1% contingent deferred sales charge ("CDSC") may be imposed on certain redemptions within one year on purchases on which a finder's fee has been paid. The one-year period begins on the last day of the month preceding the month in which the purchase was made."

PHOENIX HIGH YIELD SECURITIES FUND ONLY

On page 40 in the section entitled "Tax Status of Distributions," the information in the table for the Phoenix High Yield Fund is hereby corrected to state that dividends are declared and paid monthly.

          INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS
                             FOR FUTURE REFERENCE.

PXP 4387/Class A CDSC REVISED (1/06)

                              PHOENIX ADVISER TRUST
  Supplement dated January 11, 2006 to the Statement of Additional Information
              dated June 20, 2005, as supplemented August 23, 2005

                         PHOENIX CA TAX-EXEMPT BOND FUND
  Supplement dated January 11, 2006 to the Statement of Additional Information
                             dated August 28, 2005

                           THE PHOENIX-ENGEMANN FUNDS
  Supplement dated January 11, 2006 to the Statement of Additional Information dated May 1, 2005, as supplemented June 17, 2005 and August 23, 2005

                           PHOENIX EQUITY SERIES FUND
  Supplement dated January 11, 2006 to the Statement of Additional Information
                            dated December 31, 2005

                              PHOENIX EQUITY TRUST
  Supplement dated January 11, 2006 to the Statement of Additional Information
                             dated October 31, 2005

                         PHOENIX INVESTMENT SERIES FUND
  Supplement dated January 11, 2006 to the Statement of Additional Information
                             dated August 28, 2005

                           PHOENIX INVESTMENT TRUST 97
  Supplement dated January 11, 2006 to the Statement of Additional Information
                            dated December 31, 2005

                               PHOENIX-KAYNE FUNDS
  Supplement dated January 11, 2006 to the Statement of Additional Information
       dated May 1, 2005, as supplemented June 17, 2005, August 23, 2005 and October 20, 2005

                          PHOENIX MULTI-PORTFOLIO FUND
  Supplement dated January 11, 2006 to the Statement of Additional Information dated March 29, 2005, as supplemented April 1, 2005, May 17, 2005,
       June 17, 2005, July 1, 2005, August 23, 2005 and December 1, 2005

                                PHOENIX PHOLIOS(SM)
  Supplement dated January 11, 2006 to the Statement of Additional Information
                            dated November 30, 2005

                              PHOENIX-SENECA FUNDS
  Supplement dated January 11, 2006 to the Statement of Additional Information
     dated January 28, 2005, as supplemented April 1, 2005, June 17, 2005,
                      August 23, 2005 and November 16, 2005

                               PHOENIX SERIES FUND
  Supplement dated January 11, 2006 to the Statement of Additional Information
      dated April 19, 2005, as supplemented June 17, 2005, August 23, 2005 and November 1, 2005

                      PHOENIX STRATEGIC EQUITY SERIES FUND
  Supplement dated January 11, 2006 to the Statement of Additional Information
                              dated July 29, 2005

THIS SUPPLEMENT SUPERCEDES THE SUPPLEMENT DATED DECEMBER 15, 2005 TO EACH OF THE ABOVE-REFERENCED STATEMENTS OF ADDITIONAL INFORMATION, WHICH SUPPLEMENT CONTAINED SIMILAR DISCLOSURE. THIS REVISED VERSION CORRECTS A DISCLOSURE ERROR APPEARING IN THE EARLIER SUPPLEMENT.

IMPORTANT NOTICE TO INVESTORS

Beginning January 11, 2006, the Phoenix Funds may assess a contingent deferred sales charge on any redemption of Class A Shares on which a finder's fee was paid to a broker at time of purchase if such redemption is made within one year of purchase. Accordingly, certain SAI disclosure is hereby amended as described below.

1. Under "Class A Shares" in the section entitled "Alternative Purchase Arrangements," the following phrase is added to the end of the first sentence: ", except that a 1% deferred sales charge may apply to shares purchased on which a finder's fee has been paid if redeemed within one year of purchase. The one-year period begins on the last day of the month preceding the month in which the purchase was made. Such deferred sales charge may be waived under certain conditions as determined by the Distributor."

2. Under "Class A Shares--Reduced Initial Sales Charges" in the section entitled "Alternative Purchase Arrangements," the following statement is added at the end of the first paragraph: "Investors buying Class A Shares on which a finder's fee has been paid may incur a 1% deferred sales charge if they redeem their shares within one year of purchase. The one-year period begins on the last day of the month preceding the month in which the purchase was made. Such deferred sales charge may be waived under certain conditions as determined by the Distributor."

3. Under "Dealer Concessions" in the section entitled "The Distributor," the sentence that begins "If part or all of such investment as described in (b) and (c) above" is replaced in its entirety with the following: "For purchases prior to January 11, 2006, if part or all of such investment as described in (b) and (c) above, including investments by qualified employee benefit plans, is subsequently redeemed within one year of the investment date, the broker-dealer will refund to the Distributor such amounts paid with respect to the investment. Beginning January 11, 2006, if part or all of such investment as described in (b) and (c) above, including investments by qualified employee benefit plans, is subsequently redeemed within one year, a 1% CDSC may apply, except for redemptions of shares purchased on which a finder's fee has been paid where such investor's dealer of record, due to the nature of the investor's account, notifies the Distributor prior to the time of the investment that the dealer waives the finder's fee otherwise payable to the dealer, or agrees to receive such finder's fee ratably over a 12-month period. For purposes of determining the applicability of the CDSC, the one-year CDSC period begins on the last day of the month preceding the month in which the purchase was made."


                           PHOENIX MULTI-SERIES TRUST
  Supplement dated January 11, 2006 to the Statement of Additional Information
                              dated July 29, 2005

IMPORTANT NOTICE TO INVESTORS

Beginning January 11, 2006, the Phoenix Funds may assess a contingent deferred sales charge on any redemption of Class A Shares of the Phoenix High Yield Securities Fund and Phoenix Multi-Sector Fixed Income Fund on which a finder's fee was paid to a broker at time of purchase if such redemption is made within one year of purchase. (This contingent deferred sales charge already applies and will continue to apply to Phoenix Multi-Sector Short Term Bond Fund.) Accordingly, the current Statement of Additional Information is amended as described below.

1. On page 24 under "Class A Shares" in the section entitled "Alternative Purchase Arrangements," the fund name "Multi-Sector Short Term Bond Fund" is removed from the first sentence so that the first and second sentences apply to all three funds and read as follows: "Class A Shares incur a sales charge when they are purchased and enjoy the benefit of not being subject to any sales charge when they are redeemed, except that a 1% deferred sales charge may apply to shares purchased on which a finder's fee has been paid if redeemed within one year of purchase. The one-year period begins on the last day of the month preceding the month in which the purchase was made. Such deferred sales charge may be waived under certain conditions as determined by the Distributor."

2. On page 25 under "Class A Shares--Reduced Initial Sales Charges" in the section entitled "Alternative Purchase Arrangements," the fund name "Short Term Bond Fund" is removed from the third sentence so that the third sentence applies to all three funds and reads as follows: "Investors buying Class A Shares on which a finder's fee has been paid may incur a 1% deferred sales charge if they redeem their shares within one year of purchase. The one-year period begins on the last day of the month preceding the month in which the purchase was made. Such deferred sales charge may be waived under certain conditions as determined by the Distributor."

3. Under "Dealer Concessions" in the section entitled "The Distributor," the sentence that begins "If part or all of such investment " is replaced in its entirety with the following: "For purchases prior to January 11, 2006, if part or all of such investment as described in (b) and (c) above, including investments by qualified employee benefit plans, is subsequently redeemed within one year of the investment date, the broker-dealer will refund to the Distributor such amounts paid with respect to the investment. Beginning January 11, 2006, if part or all of such investment as described in (b) and (c) above, including investments by qualified employee benefit plans, is subsequently redeemed within one year, a 1% CDSC may apply, except for redemptions of shares purchased on which a finder's fee has been paid where such investor's dealer of record, due to the nature of the investor's account, notifies the Distributor prior to the time of the investment that the dealer waives the finder's fee otherwise payable to the dealer, or agrees to receive such finder's fee ratably over a 12-month period. For purposes of determining the applicability of the CDSC, the one-year CDSC period begins on the last day of the month preceding the month in which the purchase was made."

                INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE
            STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE.

PXP 4388/Class A CDSC-SAI-REVISED (1/06)

                              PHOENIX ADVISER TRUST
   Supplement dated August 23, 2005 to the Statement of Additional Information
                               dated June 20, 2005


IMPORTANT NOTICE TO INVESTORS

Phoenix Adviser Trust has recently implemented a change to its asset segregation policy and procedures for Phoenix Focused Value Fund and Phoenix Foreign Opportunities Fund (each a "Fund," collectively "the Funds"). Certain sections under the heading "Investment Techniques and Risks" are, therefore, amended as described below:

1. On page 5, in the subsection "Limitations on Futures Contracts and Related Options," the second sentence is hereby replaced with the following:

     "At the time of purchase of a futures contract or a call option on a futures contract, any asset, including equity securities and non-investment-grade debt so long as the asset is liquid, unencumbered and marked to market daily equal to the market value of the futures contract minus the Fund's initial margin deposit with respect thereto will be specifically designated on its accounting records with respect to such Fund to collateralize fully the position and thereby ensure that it is not leveraged."

2. On page 6, in the third paragraph of the subsection "Foreign Currency Transactions," the third and fourth sentences are hereby replaced with the following:

     "The Fund will specifically designate on its accounting records any asset, including equity securities and non-investment-grade debt so long as the asset is liquid, unencumbered and marked to market daily in an amount not less than the value of the Fund's total assets committed to forward foreign currency exchange contracts entered into for the purchase of a foreign currency. If the value of the securities specifically designated on the accounting records of the Fund declines, additional cash or securities will be added so that the specifically designated amount is not less than the amount of the Fund's commitments with respect to such contracts."

3. On page 7, in the subsection "Regulatory Restrictions," the first sentence is hereby replaced with the following:

     "To the extent required to comply with SEC Release No. IC-10666, when purchasing a futures contract or writing a put option, each Fund will specifically designate on its accounting records any asset, including equity securities and non-investment-grade debt so long as the asset is liquid, unencumbered and marked to market daily equal to the value of such contracts.

4. On page 10, in the first paragraph of the subsection "Limitations on Options on Securities and Securities Indices," the second sentence is hereby replaced with the following:

     "Thus, if a Fund utilizing this investment technique writes a call option on an individual security, the Fund must own the underlying security or other securities that are specifically designated on the accounting records of the Fund at all times during the option period."

5. On page 10, the third paragraph of the subsection "Limitations on Options on Securities and Securities Indices," is hereby replaced with the following:

     "In the case of an index call option written by a Fund, the Fund will be required to specifically designate on its accounting records qualified securities. A "qualified security" is a security against which the Fund has not written a call option and which has not been hedged by the Fund by the sale of a financial futures contract. If at the close of business on any day the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts, the Fund will specifically designate on its accounting records an amount of cash, U.S. Government securities or other liquid high quality debt obligations equal in value to the difference. In addition, when the Fund writes a call on an index which is "in-the-money" at the time the call is written, the Fund will specifically designate on its accounting records cash, U.S. Government securities or other liquid high quality debt obligations equal in value to the amount by which the call is "in-the-money" times the multiplier times the number of contracts. Any amount otherwise specifically designated may be applied to the Fund's other obligations to specifically designate assets in the event that the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts."

6. On page 13, in the second paragraph of the subsection "Repurchase and Reverse Repurchase Agreements," the third sentence is hereby replaced with the following:

     "While a reverse repurchase agreement is outstanding, a Fund will maintain cash and appropriate liquid assets specifically designated on its accounting records to cover its obligation under the agreement."

7. On page 13, in the second paragraph of the subsection "Repurchase and Reverse Repurchase Agreements," the last sentence is hereby replaced with the following:

     "This technique may also have a leveraging effect on a Fund's portfolio, although the Fund's intent to specifically designate on its accounting records assets in the amount of the reverse repurchase agreement minimizes this effect."

8. In the first paragraph of the subsection "Swap Agreements," the last sentence on page 14 is hereby replaced with the following:

     "The Fund's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counter-party will be covered by specifically designating on the accounting records of the Fund liquid assets to avoid leveraging of the Fund's portfolio."

9. On page 15, in the first paragraph of the subsection "When-Issued Securities," the last two sentences are hereby replaced with the following:

     "When the Fund purchases securities on a when-issued basis, cash or liquid high quality debt securities equal in value to commitments for the when-issued securities will be specifically designated on the accounting records of the Fund. Such specifically designated securities either will mature or, if necessary, be sold on or before the settlement date."

In addition to the changes noted above, under the subsection "Class A Shares--Reduced Initial Sales Charges" of the "Alternative Purchase Arrangements" section, on page 27, the "Qualified Purchasers" paragraph is hereby amended to read as follows:

     QUALIFIED PURCHASERS. If you fall within any one of the following categories, you will not have to pay a sales charge on your purchase of Class A Shares: (1) trustee, director or officer of the Phoenix Funds, or any other mutual fund advised, subadvised or distributed by the

     Adviser, Distributor or any of their corporate affiliates; (2) any director or officer, or any full-time employee or sales representative (for at least 90 days), of the Adviser, Subadviser (if any) or Distributor; (3) any private client of an Adviser or Subadviser to any Phoenix Fund; (4) registered representatives and employees of securities dealers with whom the Distributor has sales agreements; (5) any qualified retirement plan exclusively for persons described above; (6) any officer, director or employee of a corporate affiliate of the Adviser or Distributor; (7) any spouse, child, parent, grandparent, brother or sister of any person named in (1), (2), (4) or (6) above; (8) employee benefit plans for employees of the Adviser, Distributor and/or their corporate affiliates; (9) any employee or agent who retires from PNX, the Distributor and/or their corporate affiliates; (10) any account held in the name of a qualified employee benefit plan, endowment fund or foundation if, on the date of the initial investment, the plan, fund or foundation has assets of $10,000,000 or more or at least 100 eligible employees; (11) any person with a direct rollover transfer of shares from an established Phoenix Fund or Phoenix qualified plan; (12) any Phoenix Life Insurance Company (or affiliate) separate account which funds group annuity contracts offered to qualified employee benefit plans; (13) any state, county, city, department, authority or similar agency prohibited by law from paying a sales charge; (14) any unallocated account held by a third party administrator, registered investment adviser, trust company, or bank trust department which exercises discretionary authority and holds the account in a fiduciary, agency, custodial or similar capacity, if in the aggregate of such accounts held by such entity equal or exceed $1,000,000; (15) any deferred compensation plan established for the benefit of any Phoenix Fund, or Phoenix trustee or director; provided that sales to persons listed in (1) through (15) above are made upon the written assurance of the purchaser that the purchase is made for investment purposes and that the shares so acquired will not be resold except to the Fund; (16) purchasers of Class A Shares bought through investment advisers and financial planners who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients; (17) retirement plans and deferred compensation plans and trusts used to fund those plans (including, for example, plans qualified or created under Sections 401(a), 403(b) or 457 of the Internal Revenue Code), and "rabbi trusts" that buy shares for their own accounts, in each case if those purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for such purchases; (18) 401(k) participants in the Merrill Lynch Daily K Plan (the "Plan") if the Plan has at least $3 million in assets or 500 or more eligible employees; or (19) clients of investment advisors or financial planners who buy shares for their own accounts but only if their accounts are linked to a master account of their investment advisor or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements. Each of the investors described in (16) through (19) may be charged a fee by the broker, agent or financial intermediary for purchasing shares.


    INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE STATEMENT OF ADDITIONAL
                        INFORMATION FOR FUTURE REFERENCE.


PXP 4272B/SegPolicyChg (08/05)

                              PHOENIX ADVISER TRUST
                           PHOENIX FOCUSED VALUE FUND
                       PHOENIX FOREIGN OPPORTUNITIES FUND
                                101 Munson Street
                         Greenfield, Massachusetts 01301


                       STATEMENT OF ADDITIONAL INFORMATION

                                  June 20, 2005

   The Statement of Additional Information is not a prospectus, but expands upon and supplements the information contained in the current Prospectus of Phoenix Adviser Trust (the "Trust"), dated June 20, 2005, and should be read in conjunction with it. The Statement of Additional Information incorporates by reference certain information that appears in the Trust's annual and semiannual reports, which are delivered to all investors. You may obtain a free copy of the Trust's Prospectus, annual or semiannual reports by visiting the Phoenix Funds websites at PhoenixFunds.com or PhoenixInvestments.com, by calling Phoenix Equity Planning Corporation ("PEPCO") at (800) 243-4361 or by writing to PEPCO at 56 Prospect Street, P.O. Box 150480, Hartford, CT 06115-0480.



                                TABLE OF CONTENTS

                                                                            PAGE


The Trust .................................................................    1
Investment Restrictions ...................................................    1
Investment Techniques and Risks ...........................................    2
Performance Information ...................................................   16
Portfolio Turnover ........................................................   18
Portfolio Transactions and Brokerage.......................................   18
Disclosure of Fund Holdings................................................   20
Services of the Adviser and Subadviser.....................................   21
Portfolio Managers ........................................................   25
Determination of Net Asset Value ..........................................   25
How to Buy Shares .........................................................   26
Alternative Purchase Arrangements .........................................   26
Investor Account Services .................................................   28
How to Redeem Shares ......................................................   30
Dividends, Distributions and Taxes ........................................   31
Tax Sheltered Retirement Plans ............................................   36
The Distributor ...........................................................   36
Distribution Plans.........................................................   38
Management of the Trust....................................................   38
Additional Information ....................................................   47
Appendix A - Securities Ratings............................................   49
Appendix B - Portfolio Manager Information.................................   51





                      Mutual Fund Services: (800) 243-1574
                    Adviser Consulting Group: (800) 243-4361
                         Text Telephone: (800) 243-1926


PXP 4272B (6/05)

                                    THE TRUST

   The Trust is an open-end management investment company which was organized in 2003 as a Delaware statutory trust under the name Janus Adviser. The Trust changed its name to Phoenix Adviser Trust effective June 20, 2005. The Trust commenced operations on October 13, 2003 after the reorganization of the Vontobel International Equity Fund and the Vontobel US Value Fund into the Trust's International Equity Fund and US Value Fund, respectively. Effective April 29, 2004, US Value Fund changed its name to Focused Value Fund. Effective June 20, 2005, International Equity Fund and Focused Value Fund changed their names to Phoenix Foreign Opportunities Fund and Phoenix Focused Value Fund, respectively.


   The Trust's Prospectus describes the investment objectives and strategies that the Phoenix Focused Value Fund (the "Focused Value Fund") and the Phoenix Foreign Opportunities Fund (the "Foreign Opportunities Fund") each, a "Fund" and, together, the "Funds") each will employ in seeking to achieve its respective investment objective. Each Fund's investment objective is NOT a fundamental policy of that Fund and may be changed without the vote of a majority of the outstanding voting securities of that Fund. The following discussion supplements the disclosure in the Prospectus.


                             INVESTMENT RESTRICTIONS

     The following investment restrictions have been adopted by the Trust with respect to the each of the Funds. Except as otherwise stated, these investment restrictions are "fundamental" policies. A "fundamental" policy is defined in the Investment Company Act of 1940, as amended, (the "1940 Act") to mean that the restriction cannot be changed without the vote of a "majority of the outstanding voting securities" of the Fund. A "majority of the outstanding voting securities" is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities.

     (1) With respect to 75% of its total assets, Foreign Opportunities Fund may not purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities, and other investment companies) if: (a) such purchase would, at the time, cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer; or
(b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

   Each Fund may not:

   (2) Borrow money, except as permitted under the 1940 Act, as amended, or any regulation thereunder, as the same may be interpreted by the Securities and Exchange Commission ("SEC") staff from time to time, or as permitted by an exemptive order obtained from the SEC.

   (3) Issue "senior securities," except as permitted under the 1940 Act, as amended, or any regulation thereunder, as the same may be interpreted by the SEC staff from time to time, or as permitted by an exemptive order obtained from the SEC.

   (4) Engage in the business of underwriting securities issued by others, except to the extent that a Fund may be considered to be an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities or in connection with its investments in other investment companies.

   (5) Purchase or sell real estate, except that the Funds may (i) invest in securities of issuers that invest in real estate or interests therein, (ii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein, and (iii) hold and sell real estate acquired by the Funds as a result of the ownership of securities.

   (6) Purchase or sell commodities or commodity contracts, except the Funds may purchase and sell derivatives (including but not limited to options, futures contracts and options on futures contracts) whose value is tied to the value of a financial index or a financial instrument or other asset (including, but not limited to, securities indexes, interest rates, securities, currencies and physical commodities).

   (7) Make loans, except that the Funds may (i) lend portfolio securities, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities and (iv) participate in an interfund lending program with other registered investment companies.

   (8) Purchase a security if, after giving effect to the purchase, 25% or more of its total assets would be invested in the securities of one or more issuers conducting their principal business activities in the same industry (other than U.S. Government securities).

   Except with respect to investment restriction (2) above, if any percentage restriction described above for the Funds is adhered to at the time of investment, a subsequent increase or decrease in the percentage resulting from a change in the value of the

Funds' assets will not constitute a violation of the restriction. In addition, a Fund may invest substantially all of its assets in the securities of a single open-end registered investment company with similar investment objectives and policies without violating any of the foregoing investment restrictions. With respect to investment restriction (2), in the event that asset coverage for all borrowings shall at any time fall below 300 per centum, the Fund shall, within three days thereafter (not including Sundays and holidays) or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300 per centum.

   The Trustees have adopted additional investment restrictions for the Funds. These restrictions are operating policies of the Funds and may be changed by the Trustees without shareholder approval. The additional investment restrictions adopted by the Trustees to date include the following:

   (a) The Funds may sell securities short if they own or have the right to obtain securities equivalent in kind and amount to the securities sold short without the payment of any additional consideration therefore ("short sales against the box"). In addition, the Funds may engage in "naked" short sales, which involve selling a security that a Fund borrows and does not own. The total market value of all of a Fund's naked short sale positions will not exceed 8% of its assets. Transactions in futures, options, swaps and forward contracts are not deemed to constitute selling securities short.

   (b) The Funds do not currently intend to purchase securities on margin, except that the Funds may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits in connection with transactions in futures, options, swaps and forward contracts shall not be deemed to constitute purchasing securities on margin.

   (c) A Fund may not mortgage or pledge any securities owned or held by such Fund in amounts that exceed, in the aggregate, 15% of that Fund's net asset value, provided that this limitation does not apply to reverse repurchase agreements, deposits of assets to margin, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.


   (d) The Funds do not currently intend to purchase any security or enter into a repurchase agreement if, as a result, more than 15% of their respective net assets would be invested in repurchase agreements not entitling the holder to payment of principal and interest within seven days and in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The Trustees, or the Funds' investment adviser or subadviser acting pursuant to authority delegated by the Trustees, may determine that a readily available market exists for securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 ("Rule 144A Securities"), or any successor to such rule, Section 4(2) commercial paper and municipal lease obligations. Accordingly, such securities may not be subject to the foregoing limitation. The factors that may be considered when determining liquidity are described under "Illiquid Securities" in the "Investment Techniques and Risks" section below.


   (e) The Funds may not invest in companies for the purpose of exercising control of management.


                         INVESTMENT TECHNIQUES AND RISKS

   The Funds may utilize the following practices or techniques in pursuing their investment objectives.


BORROWING

   Each Fund may from time to time increase the ownership of securities holdings above the amounts otherwise possible by borrowing from banks at fixed amounts of interest in amounts up to one third of its net assets and investing the borrowed funds. Interest on money borrowed will be an expense of the Fund with respect to which the borrowing has been made. Because such expense would not otherwise be incurred, the net investment income of such Fund during periods when borrowings for investment purposes are substantial is not expected to be as high as it otherwise would be. Borrowings for investment purposes must be obtained on an unsecured basis. Any such borrowing must also be made subject to an agreement by the lender that any recourse is limited to the assets of the Fund with respect to which the borrowing has been made. Any investment gains made with the additional monies borrowed in excess of interest paid will cause the net asset value of a Fund's shares to rise faster than would otherwise be the case. On the other hand, if the investment performance of the additional securities purchased fails to cover their cost (including any interest paid on the monies borrowed) to the Fund, the net asset value of the Fund will decrease faster than would otherwise be the case.


CASH POSITION

   As discussed in the prospectus, a Fund's cash position may temporarily increase under various circumstances. Securities that each Fund may invest in as a means of receiving a return on idle cash include domestic or foreign denominated commercial paper, certificates of deposit, repurchase agreements or other short-term debt obligations. These securities may include U.S. and foreign short-term cash instruments.

CONVERTIBLE SECURITIES

   Each Fund may invest in convertible securities. Traditional convertible securities include corporate bonds, notes and preferred stocks that may be converted into or exchanged for common stock, and other securities that also provide an opportunity for equity participation. These securities are convertible either at a stated price or a stated rate (that is, for a specific number of shares of common stock or other security). As with other fixed-income securities, the price of a convertible security generally varies inversely with interest rates. While providing a fixed-income stream, a convertible security also affords the investor an opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible. As the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the price of a convertible security tends to rise as a reflection of higher yield or capital appreciation In such situations, a Fund may have to pay more for a convertible security than the value of the underlying common stock.

DEBT SECURITIES

   Each Fund may invest in debt securities (which include for purposes of this investment policy convertible debt securities which the subadviser believes have attractive equity characteristics). Focused Value Fund may invest in debt securities rated BBB or better by Standard & Poor's Corporation ("S&P") or Baa or better by Moody's Investor Service, Inc. ("Moody's") or, if not rated, are judged to be of comparable quality as determined by the subadviser. In choosing debt securities for purchase by the Fund, the subadviser will employ the same analytical and valuation techniques utilized in managing the equity portion of the Fund's holdings (see "Services of the Adviser and Subadviser") and will invest in debt securities only of companies that satisfy the subadviser's investment criteria.

   The value of the Fund's investments in debt securities will change as interest rates fluctuate. When interest rates decline, the values of such securities generally can be expected to increase and when interest rates rise, the values of such securities can generally be expected to decrease. The lower-rated and comparable unrated debt securities described above are subject to greater risks of loss of income and principal than are higher-rated fixed income securities. The market value of lower-rated securities generally tends to reflect the market's perception of the creditworthiness of the issuer and short-term market developments to a greater extent than is the case with more highly rated securities, which reflect primarily functions in general levels of interest rates.

DEPOSITARY RECEIPTS

   Each Fund may invest in sponsored and unsponsored American Despositary Receipts ("ADRs"), which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in U. S. securities markets. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. Each Fund may also invest in European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and in other similar instruments representing securities of foreign companies. EDRs and GDRs are securities that are typically issued by foreign banks or foreign trust companies, although U.S. banks or U. S. trust companies may issue them. EDRs and GDRs are structured similarly to the arrangements of ADRs. EDRs, in bearer form, are designed for use in European securities markets.

   Depositary receipts are generally subject to the same sort of risks as direct investments in a foreign country, such as currency risk, political and economic risk, and market risk, because their values depend on the performance of a foreign security denominated in its home currency. The risks of foreign investing are addressed in the Funds' Prospectus.

EMERGING MARKET SECURITIES

   The Foreign Opportunities Fund may invest in countries or regions with relatively low gross national product per capita compared to the world's major economies, and in countries or regions with the potential for rapid economic growth (emerging markets). Emerging markets will include any country: (i) having an "emerging stock market" as defined by the International Finance Corporation;
(ii) with low-to-middle-income economies according to the International Bank for Reconstruction and Development (the "World Bank"); (iii) listed in World Bank publications as developing; or (iv) determined by the subadviser to be an emerging market as defined above. The Foreign Opportunities Fund may also invest in securities of: (i) companies the principal securities trading market for which is an emerging market country; (ii) companies organized under the laws of, and with a principal office in, an emerging market country, or (iii) companies whose principal activities are located in emerging market countries.

   The risks of investing in foreign securities may be intensified in the case of investments in emerging markets. Securities of many issuers in emerging markets may be less liquid and more volatile than securities of comparable domestic issuers. Emerging markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of the Fund is uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Funds due to subsequent declines in value of portfolio securities or, if the Fund has entered into a contract to sell the security, in possible liability to the purchaser. Securities prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements.

   Certain emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market's balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments.

   Investments in certain foreign emerging market debt obligations may be restricted or controlled to varying degrees. These restrictions or controls may at times preclude investment in certain foreign emerging market debt obligations and increase the expenses of the Fund.

   ADDITIONAL RISK FACTORS. As a result of its investments in foreign securities, the Foreign Opportunities Fund may receive interest or dividend payments, or the proceeds of the sale or redemption of such securities, in the foreign currencies in which such securities are denominated. In that event, the Fund may convert such currencies into dollars at the then current exchange rate. Under certain circumstances, however, such as where the subadviser believes that the applicable rate is unfavorable at the time the currencies are received or the subadviser anticipates, for any other reason, that the exchange rate will improve, the Fund may hold such currencies for an indefinite period of time.


   In addition, the Fund may be required to receive delivery of the foreign currency underlying forward foreign currency contracts it has entered into. This could occur, for example, if an option written by the Fund is exercised or the Fund is unable to close out a forward contract. The Fund may hold foreign currency in anticipation of purchasing foreign securities. The Fund may also elect to take delivery of the currencies' underlying options or forward contracts if, in the judgment of the subadviser, it is in the best interest of the Fund to do so. In such instances as well, the Fund may convert the foreign currencies to dollars at the then current exchange rates, or may hold such currencies for an indefinite period of time.


   While the holding of currencies will permit the Fund to take advantage of favorable movements in the applicable exchange rate, it also exposes the Fund to risk of loss if such rates move in a direction adverse to the Fund's position. Such losses could reduce any profits or increase any losses sustained by the Fund from the sale or redemption of securities, and could reduce the dollar value of interest or dividend payments received. In addition, the holding of currencies could adversely affect the Fund's profit or loss on currency options or forward contracts, as well as its hedging strategies.

EURODOLLAR INSTRUMENTS


   Each Fund may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offering Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed-income instruments are linked.


FINANCIAL FUTURES CONTRACTS AND RELATED OPTIONS

   Each Fund may use financial futures contracts and related options to hedge against changes in the market value of their portfolio securities or securities which they intend to purchase. Each Fund may use foreign currency futures contracts to hedge against changes in the value of foreign currencies. (See "Foreign Currency Transactions" below.) Hedging is accomplished when an investor takes a position in the futures market opposite to the investor's cash market position. There are two types of hedges--long (or buying) and short (or selling) hedges. Historically, prices in the futures market have tended to move in concert with (although in inverse relation to) cash market prices, and prices in the futures market have maintained a fairly predictable relationship to prices in the cash market. Thus, a decline in the market value of securities or the value of foreign currencies may be protected against to a considerable extent by gains realized on futures contracts sales. Similarly, it is possible to protect against an increase in the market price of securities which the Fund utilizing this investment technique may wish to purchase in the future by purchasing futures contracts.

   Each Fund may purchase or sell any financial futures contracts which are traded on a recognized exchange or board of trade and may purchase exchange- or board-traded put and call options on financial futures contracts as a hedge against anticipated changes in the market value of its portfolio securities or securities which it intends to purchase. Financial futures contracts consist of interest rate futures contracts, securities index futures contracts and foreign currency futures contracts. A public market presently exists in interest rate futures contracts covering long-term U.S. Treasury bonds, U.S. Treasury notes, three-month U.S. Treasury bills and GNMA certificates. Securities index futures contracts are currently traded with respect to the Standard & Poor's 500 Composite Stock Price Index and such other broad-based stock market indices as the New York Stock Exchange Composite Stock Index and the Value Line Composite Stock Price Index. A clearing corporation associated with the exchange or board of trade on which a financial futures contract trades assumes responsibility for the completion of transactions and also guarantees that open futures contracts will be performed.

   In contrast to the situation in which a Fund purchases or sells a security, no security is delivered or received by the Fund upon the purchase or sale of a financial futures contract (although an obligation to deliver or receive the underlying security in the future is created by such a contract). Initially, when it enters into a financial futures contract, a Fund utilizing this investment technique will be required to deposit in a pledged account with the Trust's custodian bank with respect to such Fund an amount of cash or U.S. Treasury bills. This amount is known as an initial margin and is in the nature of a performance bond or good faith deposit on the contract. The current initial margin deposit required per contract is approximately 5% of the contract amount. Brokers may establish deposit requirements higher than this minimum. However, subsequent payments, called variation margin, will be made to and from the account on a daily basis as the price of the futures contract fluctuates. This process is known as marking to market.

   The writer of an option on a futures contract is required to deposit a margin balance pursuant to requirements similar to those applicable to futures contracts. Upon exercise of an option on a futures contract, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's margin account. This amount will be equal to the amount by which the market price of the futures contract at the time of exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

   Although financial futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out is accomplished by effecting an offsetting transaction. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of securities and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller immediately would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller immediately would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same securities and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss.

   The Funds utilizing this investment technique will pay commissions on financial futures contracts and related options transactions. These commissions may be higher than those which would apply to purchases and sales of securities directly, and will be in addition to those paid for direct purchases and sales of securities.


   LIMITATIONS ON FUTURES CONTRACTS AND RELATED OPTIONS. The Funds utilizing this investment technique may not engage in transactions in financial futures contracts or related options for speculative purposes but only to gain exposure to the stock market pending investment of cash balances, to meet liquidity needs or as a hedge against anticipated changes in the market value of portfolio securities or securities which it intends to purchase or foreign currencies. To the extent required by SEC guidelines to ensure that it is not leveraged, a Fund will only engage in futures contracts or options on futures contracts if it owns either (1) an offsetting position for the same type of financial asset or (2) cash or liquid securities, designated on the Fund's books or held in a segregated account, with a value sufficient at all times to cover its potential obligations not covered as provided in (1). Assets used as offsetting positions, designated on the Fund's books, or held in a segregated account cannot be sold while the position(s) requiring cover is open unless replaced with other appropriate assets.

   RISKS RELATING TO FUTURES CONTRACTS AND RELATED OPTIONS. Positions in futures contracts and related options may be closed out on an exchange if the exchange provides a secondary market for such contracts or options. A Fund utilizing this investment technique will enter into a futures or futures related option position only if there appears to be a liquid secondary market.

However, there can be no assurance that a liquid secondary market will exist for any particular option or futures contract at any specific time. Thus, it may not be possible to close out a futures or related option position. In the case of a futures position, in the event of adverse price movements, the Fund would continue to be required to make daily margin payments. In this situation, if the Fund has insufficient cash to meet daily margin requirements it may have to sell portfolio securities to meet its margin obligations at a time when it may be disadvantageous to do so. In addition, the Fund may be required to take or make delivery of the securities underlying the futures contracts it holds. The inability to close out futures positions also could have an adverse impact on the Fund's ability to hedge its positions effectively.


   There are several risks in connection with the use of futures contracts as a hedging device. While hedging can provide protection against an adverse movement in market prices, it can also limit a hedger's opportunity to benefit fully from favorable market movement. In addition, investing in futures contracts and options on futures contracts will cause a Fund to incur additional brokerage commissions and may cause an increase in a Fund's turnover rate.

   The successful use of futures contracts and related options depends on the ability of the subadviser to forecast correctly the direction and extent of market movements within a given time frame. To the extent market prices remain stable during the period a futures contract or option is held by a Fund or such prices move in a direction opposite to that anticipated, the Fund may realize a loss on the hedging transaction which is not offset by an increase in the value of its portfolio securities. As a result, the Fund's total return for the period may be less than if it had not engaged in the hedging transaction.

   Utilization of futures contracts by a Fund involves the risk of imperfect correlation in movements in the price of futures contracts and movements in the price of the securities or currencies which are being hedged. If the price of the futures contract moves more or less than the price of the securities or currency being hedged, the Fund will experience a gain or loss which will not be completely offset by movements in the price of the securities or currency. It is possible that, where a Fund has sold futures contracts to hedge against decline in the market, the market may advance and the value of securities held in the Fund or the currencies in which its foreign securities are denominated may decline. If this occurred, the Fund would lose money on the futures contract and would also experience a decline in value in its portfolio securities. Where futures are purchased to hedge against a possible increase in the prices of securities or foreign currencies before the Fund is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline; if the Fund then determines not to invest in securities (or options) at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures that would not be offset by a reduction in the price of the securities purchased.

   The market prices of futures contracts may be affected if participants in the futures market elect to close out their contracts through offsetting transactions rather than to meet margin deposit requirements. In such cases, distortions in the normal relationship between the cash and futures markets could result. Price distortions could also result if investors in futures contracts opt to make or take delivery of the underlying securities or currencies rather than to engage in closing transactions because such action would reduce the liquidity of the futures market. In addition, because, from the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the underlying securities market, increased participation by speculators in the futures market could cause temporary price distortions. Because of the possibility of price distortions in the futures market and of the imperfect correlation between movements in the prices of securities or foreign currencies and movements in the prices of futures contracts, a correct forecast of market trends may still not result in a successful hedging transaction.

   Compared to the purchase or sale of futures contracts, the purchase of put or call options on futures contracts involves less potential risk for a Fund because the maximum amount at risk is the premium paid for the options plus transaction costs. However, there may be circumstances when the purchase of an option on a futures contract would result in a loss to the Fund (i.e., the loss of the premium paid) while the purchase or sale of the futures contract would not have resulted in a loss, such as when there is no movement in the price of the underlying securities.

FOREIGN CURRENCY TRANSACTIONS

   Each Fund may engage in foreign currency transactions. The following is a description of these transactions.

   Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days ("term") from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers.

   No Fund will enter into such forward contracts or maintain a net exposure in such contracts where it would be obligated to deliver an amount of foreign currency in excess of the value of its portfolio securities and other assets denominated in that currency. The Adviser believes that it is important to have the flexibility to enter into such forward contracts when it determines that to do so is in the best interests of a Fund. Generally, the Funds do not enter into forward contracts with terms longer than one year.

   Foreign Currency Options. A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price at a specified date or during the option period. A call option gives its owner the right, but not the obligation, to buy the currency, while a put option gives its owner the right, but not the obligation, to sell the currency. The option seller (writer) is obligated to fulfill the terms of the option sold if it is exercised. However, either seller or buyer may close its position during the option period for such options any time prior to expiration.

   A call rises in value if the underlying currency appreciates. Conversely, a put rises in value if the underlying currency depreciates. While purchasing a foreign currency option can protect a Fund against an adverse movement in the value of a foreign currency, it does not limit the gain which might result from a favorable movement in the value of such currency. For example, if a Fund were holding securities denominated in an appreciating foreign currency and had purchased a foreign currency put to hedge against a decline in the value of the currency, it would not have to exercise its put. Similarly, if a Fund had entered into a contract to purchase a security denominated in a foreign currency and had purchased a foreign currency call to hedge against a rise in the value of the currency but instead the currency had depreciated in value between the date of purchase and the settlement date, the Fund would not have to exercise its call but could acquire in the spot market the amount of foreign currency needed for settlement.

   Foreign Currency Futures Transactions. Each Fund may use foreign currency futures contracts and options on such futures contracts. Through the purchase or sale of such contracts, a Fund may be able to achieve many of the same objectives attainable through the use of foreign currency forward contracts, but more effectively and possibly at a lower cost.

   Unlike forward foreign currency exchange contracts, foreign currency futures contracts and options on foreign currency futures contracts are standardized as to amount and delivery period and are traded on boards of trade and commodities exchanges. It is anticipated that such contracts may provide greater liquidity and lower cost than forward foreign currency exchange contracts.


   Regulatory Restrictions. To the extent required by SEC guidelines to ensure that it is not leveraged, a Fund will only engage in foreign currency transactions if it owns either (1) an offsetting position for the same type of financial asset or (2) cash or liquid securities, designated on the Fund's books or held in a segregated account, with a value sufficient at all times to cover its potential obligations not covered as provided in (1). Assets used as offsetting positions, designated on the Fund's books, or held in a segregated account cannot be sold while the position(s) requiring cover is open unless replaced with other appropriate assets.


   To the extent required to comply with Commodity Futures Trading Commission Regulation 4.5 and thereby avoid "commodity pool operator" status, a Fund will not enter into a futures contract or purchase an option thereon if immediately thereafter the initial margin deposits for futures contracts (including foreign currency and all other futures contracts) held by the Fund plus premiums paid by it for open options on futures would exceed 5% of the Fund's total assets. The Funds will engage in transactions in financial futures contracts or options thereon for speculation, but only to attempt to hedge against changes in market conditions affecting the values of securities which the Fund holds or intends to purchase. When futures contracts or options thereon are purchased to protect against a price increase on securities intended to be purchased later, it is anticipated that at least 75% of such intended purchases will be completed. When other futures contracts or options thereon are purchased, the underlying value of such contracts will at all times not exceed the sum of: (1) accrued profit on such contracts held by the broker; (2) cash or high quality money market instruments set aside in an identifiable manner; and (3) cash proceeds from investments due in 30 days.

   Foreign currency warrants. Foreign currency warrants such as Currency Exchange Warrants ("CEWs") are warrants that entitle the holder to receive from the issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars) that is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time. Foreign currency warrants have been issued in connection with U.S. dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk that, from the point of view of prospective purchases of the securities, is inherent in the international fixed-income marketplace. Foreign currency warrants may be used to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event the U.S. dollar depreciates against the value of a major foreign currency such as the Japanese Yen or Euro. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed). Foreign currency warrants are severable from the debt obligations with which they may be offered, and may be listed on exchanges. Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. Upon exercise of warrants, there may be a delay between the time the holder gives instructions to exercise and the time the exchange rate relating to exercise is determined, thereby affecting both the market and cash settlement values of the warrants being exercised. The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining "time value" of the warrants (i.e., the difference between the current market value and the exercise value of the warrants), and, if the warrants were "out-of-the-money," in a total loss of the purchase price of the warrants. Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation ("OCC"). Unlike foreign currency options issued by OCC, the terms of foreign exchange warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to significant foreign exchange risk, including risks arising from complex political or economic factors.

   Principal exchange rate linked securities. Principal exchange rate linked securities (or "PERLS") are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. dollar and a particular foreign currency at or about that time. The return on "standard" principal exchange rate linked securities is enhanced if the foreign currency to which the security is linked appreciates against the U.S. dollar, and is adversely affected by increases in the foreign exchange value of the U.S. dollar, "reverse" PERLS are like the "standard" securities, except that their return is enhanced by increases in the value of the U.S. dollar and adversely impacted by increases in the value of foreign currency. Interest payments on the securities are generally made in U.S. dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market). PERLS may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.

   Performance indexed paper. Performance indexed paper (or "PIP") is U.S. dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on performance indexed paper is established at maturity as a function of spot exchange rates between the U.S. dollar and a designated currency as of or about the time (generally, the index maturity two days prior to maturity). The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S. dollar-denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.

FOREIGN SECURITIES

   The Funds may invest in U.S. dollar- or foreign currency-denominated corporate debt securities of foreign issuers (including preferred or preference stock), certain foreign bank obligations and U.S. dollar- or foreign currency-denominated obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities and may invest directly in common stocks issued by foreign companies or in securities represented by depositary receipts.

   Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country), political instability which may affect U.S. investments in foreign countries and potential restrictions on the flow of international capital. In addition, foreign securities and dividends interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Changes in foreign exchange rates will affect the value of those securities which are denominated or quoted in currencies other than the U.S. dollar.

HIGH YIELD - HIGH RISK SECURITIES

   Each Fund may invest in bonds considered to be less than investment-grade, commonly known as "junk" bonds. Each Fund may invest up to 20% of its total assets in these bonds.

   While management will seek to minimize risk through diversification and continual evaluation of current developments in interest rates and economic conditions, the market prices of lower-rated securities generally fluctuate more than those of higher rated securities. Using credit ratings helps to evaluate the safety of principal and interest payments but does not assess market risk. Fluctuations in the market value of portfolio securities subsequent to acquisition by the Funds will not normally affect cash income from such securities but will be reflected in the Fund's net asset value. Additionally, with lower-rated securities, there is a greater possibility that an adverse change in the financial condition of the issuer, particularly a highly-leveraged issuer, may affect its ability to make payments of income and principal and increase the expenses of the Fund seeking recovery from the issuer.

Also, to the extent that the Fund invests in securities in the lower rating categories, the achievement of its goals will be more dependent on management's ability than would be the case if it were only investing in securities in the higher rating categories. Lower-rated securities may be thinly traded and therefore harder to value and more susceptible to adverse publicity concerning the issuer.

ILLIQUID INVESTMENTS


   Each Fund may invest up to 15% of its net assets in illiquid investments (i.e., securities that are not readily marketable). The Trustees have authorized the subadviser to determine the liquidity of securities purchased by the Funds for purposes of each Fund's investment limit on the purchase of securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. Securities that are eligible to be treated as liquid under these procedures include certain "restricted securities," which include Rule 144A Securities and Section 4(2) commercial paper and municipal lease obligations. Under the guidelines established by the Trustees, the subadviser will consider the following factors: (i) the frequency of trades and quoted prices for the security; (ii) the number of dealers willing to purchase or sell the security and the number of other potential purchasers;
(iii) the willingness of dealers to undertake to make a market in the security; and (iv) the nature of the security and the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer. For municipal lease obligations, the subadviser will also consider the credit rating of the obligation or if the obligation is unrated, certain credit factors enumerated in the procedures. In the case of commercial paper, the subadviser will also consider whether the paper is traded flat or in default as to principal and interest and any ratings of the paper by a nationally recognized statistical rating organization ("NRSRO"). Foreign securities that may be freely traded on or through the facilities of an offshore exchange or other established offshore securities market are not restricted under the Funds' liquidity procedures if traded in that market. Such securities will be treated as "restricted" if traded in the United States because foreign securities are not registered for sale under the Securities Act of 1933 (the "1933 Act").

   If illiquid securities exceed 15% of a Fund's net assets after the time of purchase, the Fund will take steps to reduce in an orderly fashion its holdings of illiquid securities. Because illiquid securities may not be readily marketable, the subadviser may not be able to dispose of them in a timely manner. As a result, the Fund may be forced to hold illiquid securities while their price depreciates. Depreciation in the price of illiquid securities may cause the net asset value of the Fund to decline. A security that is determined by the subadviser to be liquid may subsequently revert to being illiquid if not enough buyer interest exists.


INVESTMENT COMPANY SECURITIES

   From time to time, the Funds may invest in securities of other investment companies, subject to the provisions of Section 12(d)(1) of the 1940 Act and any applicable SEC exemptive orders. Section 12(d)(1) prohibits a Fund from acquiring: (i) more than 3% of another investment company's voting stock; (ii) securities of another investment company with a value in excess of 5% of a Fund's total assets; or (iii) securities of such other investment company and all other investment companies owned by a Fund having a value in excess of 10% of the Fund's total assets. In addition, Section 12(d)(1) prohibits another investment company from selling its shares to a Fund if, after the sale: (i) the Fund owns more than 3% of the other investment company's voting stock; or (ii) the Fund and other investment companies, and companies controlled by them, own more than 10% of the voting stock of such other investment company.

   Investment companies in which the Funds may invest may include index-based investments such as exchange-traded funds ("ETFs"), which hold substantially all of their assets in securities representing their specific index. Accordingly, the main risk of investing in index-based investments is the same as investing in a portfolio of equity securities comprising the index. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses a Fund bears directly in connection with its own operations. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (Which may result in their trading at a discount or premium to their NAVs). Index-based investments may not replicate exactly the performance of their specific index because of transaction costs and because of the temporary unavailability of certain component securities of the index.

LOAN PARTICIPATIONS AND ASSIGNMENTS

   The Foreign Opportunities Fund may also invest in fixed-rate or floating-rate loans arranged through private negotiations between an issuer of emerging market debt instruments and one or more financial institutions ("lenders"). Generally, investments in loans would be in the form of loan participations and assignments of loan portfolios from third parties.

   When investing in a loan participation, the Fund will typically have the right to receive payments from the lender to the extent that the lender receives payments from the borrower. In addition, the Fund will be able to enforce its rights through the lender, and not directly against the borrower. As a result, in a loan participation the Fund assumes credit risk with respect to both the borrower and the lender.

   When the Fund purchases loan assignments from lenders, it will acquire direct rights against the borrower, but these rights and the Fund's obligations may differ from, and be more limited than, those held by the assigning lender. Loan participations and assignments may be illiquid.

OPTIONS ON SECURITIES AND SECURITIES INDICES

   The Funds may engage in option transactions. Call options on securities and securities indices written by the Funds normally will have expiration dates between three and nine months from the date written. The exercise price of a call option written by a Fund utilizing this investment technique may be below, equal to or above the current market value of the underlying security or securities index at the time the option is written.

   During the option period, a Fund utilizing this investment technique may be assigned an exercise notice by the broker-dealer through which the call option was sold, requiring the Fund to deliver the underlying security (or cash in the case of securities index calls) against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time as the Fund effects a closing purchase transaction. A closing purchase transaction cannot be effected with respect to an option once the Fund has received an exercise notice.

   A multiplier for an index option performs a function similar to the unit of trading for an option on an individual security. It determines the total dollar value per contract of each point between the exercise price of the option and the current level of the underlying index. A multiplier of 100 means that a one-point difference will yield $100. Options on different indices may have different multipliers.

   Securities indices for which options are currently traded include the Standard & Poor's 100 and 500 Composite Stock Price Indices, Computer/Business Equipment Index, Major Market Index, Amex Market Value Index, Computer Technology Index, Oil and Gas Index, NYSE Options Index, Gaming/Hotel Index, Telephone Index, Transportation Index, Technology Index, and Gold/ Silver Index. Each Fund may write call options and purchase call and put options on these and any other indices traded on a recognized exchange.

   Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option written by a Fund, to prevent an underlying security from being called, or to enable the Fund to write another call option with either a different exercise price or expiration date or both. A Fund may realize a net gain or loss from a closing purchase transaction, depending upon whether the amount of the premium received on the call option is more or less than the cost of effecting the closing purchase transaction. If a call option written by a Fund expires unexercised, the Fund will realize a gain in the amount of the premium on the option less the commission paid.

   The option activities of a Fund may increase its portfolio turnover rate and the amount of brokerage commissions paid. A Fund will pay a commission each time it purchases or sells a security in connection with the exercise of an option. These commissions may be higher than those which would apply to purchases and sales of securities directly.

   OVER-THE-COUNTER OPTIONS. The Funds may deal in over-the-counter options ("OTC options"). The subadviser understands the position of the staff of the SEC to be that purchased OTC options and the assets used in "cover" for written OTC options are illiquid securities. The Funds have adopted procedures for engaging in OTC options for the purpose of reducing any potential adverse effect of such transactions upon the liquidity of a Fund. A brief description of such procedures is set forth below.

   The Funds will engage in OTC options transactions only with dealers that meet certain credit and other criteria. The Funds and PIC believe that the approved dealers present minimal credit risks to the Funds and, therefore, should be able to enter into closing transactions if necessary. A liquidity charge may be assessed and is computed as described below.

   The Funds anticipate entering into agreements with dealers to which the Funds sell OTC options. Under these agreements the Funds would have the absolute right to repurchase the OTC options from the dealer at any time at a price no greater than a price established under the agreements (the "Repurchase Price"). The liquidity charge for a specific OTC option transaction will be the Repurchase Price related to the OTC option less the intrinsic value of the OTC option. The intrinsic value of an OTC call option for such purposes will be the amount by which the current market value of the underlying security exceeds the exercise price. In the case of an OTC put option, intrinsic value will be the amount by which the exercise price exceeds the current market value of the underlying security. If there is no such agreement requiring a dealer to allow the Funds to repurchase a specific OTC option written by the Funds, the liquidity charge will be the current market value of the assets serving as "cover" for such OTC option.

   LIMITATIONS ON OPTIONS ON SECURITIES AND SECURITIES INDICES. The Funds may write call options only if they are covered and remain covered for as long as the Fund is obligated as a writer. Thus, if a Fund utilizing this investment technique writes a call option on an individual security, the Fund must own the underlying security or other securities that are acceptable for a pledged account at all times during the option period. The Funds will write call options on indices only to hedge in an economically appropriate way portfolio securities which are not otherwise hedged with options or financial futures contracts. Call options on securities indices written by a Fund will be "covered" by identifying the specific portfolio securities being hedged.

   To secure the obligation to deliver the underlying security, the writer of a covered call option on an individual security is required to deposit the underlying security or other assets in a pledged account in accordance with clearing corporation and exchange rules.

   In the case of an index call option written by a Fund, the Fund will be required to deposit qualified securities. A "qualified security" is a security against which the Fund has not written a call option and which has not been hedged by the Fund by the sale of a financial futures contract. If at the close of business on any day the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts, the Fund will deposit an amount of cash, U.S. Government Securities or other liquid high quality debt obligations equal in value to the difference. In addition, when the Fund writes a call on an index which is "in-the-money" at the time the call is written, the Fund will pledge with the Trust's custodian bank cash, U.S. Government securities or other liquid high quality debt obligations equal in value to the amount by which the call is "in-the-money" times the multiplier times the number of contracts. Any amount otherwise pledged may be applied to the Fund's other obligations to pledge assets in the event that the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts.

   A Fund may sell a call option or a put option which it has previously purchased prior to the purchase (in the case of a call) or the sale (in the case of a put) of the underlying security. Any such sale of a call option or a put option would result in a net gain or loss, depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid.


   To the extent required by SEC guidelines to ensure that it is not leveraged, a Fund will only engage in options transactions if it owns either (1) an offsetting position for the same type of financial asset, or (2) cash or liquid securities, designated on the Fund's books or held in a segregated account, with a value sufficient at all times to cover its potential obligations not covered as provided in (1). Assets used as offsetting positions, designated on the Fund's books, or held in a segregated account cannot be sold while the position(s) requiring cover is open unless replaced with other appropriate assets.


   RISKS RELATING TO OPTIONS ON SECURITIES. During the option period, the writer of a call option has, in return for the premium received on the option, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. The writer has no control over the time within the option period when it may be required to fulfill its obligation as a writer of the option.

   The risk of purchasing a call option or a put option is that the Fund utilizing this investment technique may lose the premium it paid plus transaction costs, if the Fund does not exercise the option and is unable to close out the position prior to expiration of the option.

   An option position may be closed out on an exchange only if the exchange provides a secondary market for an option of the same series. Although the Funds utilizing this investment technique will write and purchase options only when the subadviser believes that a liquid secondary market will exist for options of the same series, there can be no assurance that a liquid secondary market will exist for a particular option at a particular time and that any Fund, if it so desires, can close out its position by effecting a closing transaction. If the writer of a covered call option is unable to effect a closing purchase transaction, it cannot sell the underlying security until the option expires or the option is exercised. Accordingly, a covered call writer may not be able to sell the underlying security at a time when it might otherwise be advantageous to do so.

   Possible reasons for the absence of a liquid secondary market on an exchange include the following: (i) insufficient trading interest in certain options;
(ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) inadequacy of the facilities of an exchange or the clearing corporation to handle trading volume; and (v) a decision by one or more exchanges to discontinue the trading of options in general or of particular options or impose restrictions on orders.

   Each exchange has established limitations governing the maximum number of call options, whether or not covered, which may be written by a single investor acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The subadviser believes that the position limits established by the exchanges will not have any adverse impact upon the Funds.

   RISKS OF OPTIONS ON SECURITIES INDICES. Because the value of an index option depends upon movements in the level of the index rather than movements in the price of a particular security, whether a Fund utilizing this investment technique will realize a gain or loss on the purchase or sale of an option on an index depends upon movements in the level of prices in the market generally or in an industry or market segment (depending on the index option in question) rather than upon movements in the price of an individual security. Accordingly, successful use by a Fund of options on indices will be subject to the subadviser's ability to predict correctly movements in the direction of the market generally or in the direction of a particular industry. This requires different skills and techniques than predicting changes in the prices of individual securities.

   Index prices may be distorted if trading of certain securities included in the index is interrupted. Trading in index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of securities included in the index. If this occurred, a Fund utilizing this investment technique would not be able to close out options which it had written or purchased and, if restrictions on exercise were imposed, might be unable to exercise an option it purchased, which would result in substantial losses to the Fund. However, it is the Trust's policy to write or purchase options only on indices which include a sufficient number of securities so that the likelihood of a trading halt in the index is minimized.

   Because the exercise of an index option is settled in cash, an index call writer cannot determine the amount of its settlement obligation in advance and, unlike call writing on portfolio securities, cannot provide in advance for its potential settlement obligation by holding the underlying securities. Consequently, the Funds will write call options only on indices which meet the interim described above.

   Price movements in securities held by a Fund utilizing this investment technique will not correlate perfectly with movements in the level of the index and, therefore, the Fund bears the risk that the price of the securities held by the Fund might not increase as much as the level of the index. In this event, the Fund would bear a loss on the call which would not be completely offset by movements in the prices of the securities held by the Fund. It is also possible that the index might rise when the value of the securities held by the Fund does not. If this occurred, the Fund would experience a loss on the call which would not be offset by an increase in the value of its portfolio and might also experience a loss in the market value of its portfolio securities.

   Unless a Fund utilizing this investment technique has other liquid assets which are sufficient to satisfy the exercise of a call on an index, the Fund will be required to liquidate securities in order to satisfy the exercise. Because an exercise must be settled within hours after receiving the notice of exercise, if the Fund fails to anticipate an exercise, it may have to borrow from a bank (in an amount not exceeding 10% of the Fund's total assets) pending settlement of the sale of securities in its portfolio and pay interest on such borrowing.

   When a Fund has written a call on an index, there is also a risk that the market may decline between the time the Fund has the call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time the Fund is able to sell its securities. As with options on its securities, the Fund will not learn that a call has been exercised until the day following the exercise date but, unlike a call on a security where the Fund would be able to deliver the underlying security in settlement, the Fund may have to sell some of its securities in order to make settlement in cash, and the price of such securities may decline before they can be sold.

   If a Fund exercises a put option on an index which it has purchased before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If this change causes the exercised option to fall "out-of-the-money" the Fund will be required to pay the difference between the closing index value and the exercise price of the option (multiplied by the applicable multiplier) to the assigned writer. Although the Fund may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising an option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

OTHER INCOME-PRODUCING SECURITIES

   Other types of income-producing securities that each Fund may purchase include, but are not limited to, the following types of securities:

   VARIABLE AND FLOATING RATE OBLIGATIONS. These types of securities have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specific formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates. These types of securities are relatively long-term instruments that often carry demand features permitting the holder to demand payment of principal at any time or at specified intervals prior to maturity.

   In order to most effectively use these investments, a portfolio manager must correctly assess probable movements in interest rates. This involves different skills than those used to select most portfolio securities. If the subadviser incorrectly forecasts such movements, a Fund could be adversely affected by the use of variable or floating rate obligations.

   STANDBY COMMITMENTS. These instruments, which are similar to a put, give a Fund the option to obligate a broker-dealer or bank to repurchase a security held by that Fund at a specified price.

   TENDER OPTION BONDS. Tender option bonds are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security's liquidity.

   INVERSE FLOATERS. Inverse floaters are debt instruments whose interest bears an inverse relationship to the interest rate on another security. No Fund will invest more than 5% of its assets in inverse floaters. Similar to variable and floating rate obligations, effective use of inverse floaters requires skills different from those needed to select most portfolio securities. If movements in interest rates are incorrectly anticipated, a Fund could lose money or its NAV could decline by the use of inverse floaters.

   STRIP BONDS. Strip bonds are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

   A Fund may purchase standby commitment, tender option bonds and instruments with demand features primarily for the purpose of increasing the liquidity of its portfolio holdings.

RATINGS

   If the rating of a security purchased by a Fund is subsequently reduced below the minimum rating required for purchase or a security purchased by the Fund ceases to be rated, neither event will require the sale of the security. However, the subadviser will consider any such event in determining whether the Fund should continue to hold the security. To the extent that ratings established by Moody's or Standard & Poor's may change as a result of changes in such organizations or their rating systems, the Funds will invest in securities which are deemed by the Fund's subadviser to be of comparable quality to securities whose current ratings render them eligible for purchase by the Fund.

REPURCHASE AND REVERSE REPURCHASE AGREEMENTS

   In a repurchase agreement, a Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price consists of the purchase price plus an agreed upon incremental amount that is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked-to market daily) of the underlying security or "collateral." A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause a Fund to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. In the event of bankruptcy or insolvency of the seller, a Fund may encounter delays and incur costs in liquidating the underlying security. Repurchase agreements that mature in more than seven days are subject to the 15% limit on illiquid investments. While it is not possible to eliminate all risks from these transactions, it is the policy of each Fund to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by the subadviser or its agent.

   Each Fund may use reverse repurchase agreements to obtain cash to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities, or to earn additional income on portfolio securities, such as Treasury bills or notes. In a reverse repurchase agreement, a Fund sells a portfolio security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, a Fund will maintain cash and appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. A Fund will enter into reverse repurchase agreements only with parties that the subadviser or its agent deems creditworthy. Using reverse repurchase agreements to earn additional income involves the risk that the interest earned on the invested proceeds is less than the expense of the reverse repurchase agreement transaction. This technique may also have a leveraging effect on a Fund's portfolio, although the Fund's intent to segregate assets in the amount of the reverse repurchase agreement minimizes this effect.

SECURITIES LENDING

   Each of the Funds may lend portfolio securities to broker-dealers and other financial institutions, provided that such loans are callable at any time by the Fund utilizing this investment technique and are at all times secured by collateral held by the Fund at least equal to the market value, determined daily, of the loaned securities. The Fund utilizing this investment technique will continue to receive any income on the loaned securities, and at the same time will earn interest on cash collateral (which will be invested in short-term debt obligations) or a securities lending fee in the case of collateral in the form of U.S. Government securities. A loan may be terminated at any time by either the Fund or the borrower. Upon termination of a loan, the borrower will be required to return the securities to the Fund, and any gain or loss in the market price during the period of the loan would accrue to the Fund. If the borrower fails to maintain the requisite amount of collateral, the loan will automatically terminate, and the Fund may use the collateral to replace the loaned securities while holding the borrower liable for any excess of the replacement cost over the amount of the collateral.

   When voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loan, in whole or in part as may be appropriate, in order to exercise such rights if the matters involved would have a material effect on the Fund's investment in the securities which are the subject of the loan. The Fund may pay reasonable finders, administrative and custodial fees in connection with loans of its portfolio securities.

   As with any extension of credit, there are risks of delay in recovery of the loaned securities and in some cases loss of rights in the collateral should the borrower of the securities fail financially. However, loans of portfolio securities will be made only to firms considered by the Trust to be creditworthy and when the Adviser believes the consideration to be earned justifies the attendant risks.

SWAP AGREEMENTS


   Each of the Funds may enter into interest rate, index and currency exchange rate swap agreements in attempts to obtain a particular desired return at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. The "notional amount" of the swap agreement is only a fictive basis on which to calculate the obligations the parties to a swap agreement have agreed to exchange. The Fund's obligations (or rights) under a swap agreement will generally be equal only to the amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The Fund's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund). To the extent required by SEC guidelines to ensure that it is not leveraged, a Fund will only engage in futures contracts or options on futures contracts if it owns either
(1) an offsetting position for the same type of financial asset or (2) cash or liquid securities, designated on the Fund's books or held in a segregated account, with a value sufficient at all times to cover its potential obligations not covered as provided in (1). Assets used as offsetting positions, designated on the Fund's books, or held in a segregated account cannot be sold while the position(s) requiring cover is open unless replaced with other appropriate assets.


   Because swap agreements are two-party contracts and may have terms of greater than seven days, they may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counter-party. The subadviser will cause a Fund to enter into swap agreements only with counter-parties that would be eligible for consideration as repurchase agreement counter-parties under the Funds' repurchase agreement guidelines. Certain restrictions imposed on the Funds by the Internal Revenue Code may limit the Funds' ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

   Certain swap agreements are exempt from most provisions of the Commodity Exchange Act ("CEA") and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations of the CFTC. To qualify for this exemption, a swap agreement must be entered into by "eligible participants," which include the following, provided the participants' total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the Investment Company Act of 1940 (the "1940 Act"), commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employees benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.


TEMPORARY DEFENSIVE POSITIONS

   As described in the Prospectus, when the subadviser of a Fund believes that investments should be deployed in a temporary defensive posture because of economic or market conditions, the Fund may invest up to 100% of its assets in cash and similar investments, which may include U.S. Government securities (such as bills, notes, or bonds of the U.S. Government and its agencies) as other forms of indebtedness such as bonds, certificates of deposits or repurchase agreements.

U.S. GOVERNMENT SECURITIES

   To the extent permitted by its investment objective and policies, each Fund may invest in U.S. Government securities. The 1940 Act defines U.S. Government securities to include securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities. U.S. Government securities may also include repurchase agreements collateralized by and municipal securities escrowed with or refunded with U.S. Government securities. U.S. Government securities in which a Fund may invest include U. S. Treasury securities and obligations issued or guaranteed by U. S. Government agencies and instrumentalities that are backed by the full faith and credit of the U.S. Government, such as those issued or guaranteed by the Small Business Administration, Maritime Administration, Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration and Ginnie Mae. In addition, U.S. Government securities in which a Fund may invest include securities backed only by the rights of the issuers to borrow from the U.S. Treasury, such as those issued by the Federal Farm Credit Bank, Federal Intermediate Credit Banks, Tennessee Valley Authority and Freddie Mac. Securities issued by Fannie Mae, the Federal Home Loan Banks and the Student Loan Marketing Association ("Sallie Mae") are supported by the discretionary authority of the U.S. Government to purchase the obligations. There is no guarantee that the U.S. Government will support securities not backed by its full faith and credit. Accordingly, although these securities have historically involved little risk of loss of principal if held to maturity, they may involve more risk than securities backed by the full faith and credit of the
U. S. Government because the Funds must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitment.

WARRANTS TO PURCHASE SECURITIES

   Each Fund may invest in or acquire warrants to purchase equity or fixed income securities. Bonds with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock. Bonds also may be issued with warrants attached to purchase additional fixed income securities at the same coupon rate. A decline in interest rates would permit a Fund to buy additional bonds at the favorable rate or to sell the warrants at a profit. If interest rates rise, the warrants would generally expire with no value.

WHEN-ISSUED SECURITIES

   Each Fund may purchase securities on a when-issued or forward-commitment basis. New issues of municipal and emerging market securities are often offered on a when-issued basis, that is, delivery and payment for the securities normally takes place 15 to 45 days or more after the date of the commitment to purchase. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the buyer enters into the commitment. A Fund will generally make a commitment to purchase such securities with the intention of actually acquiring the securities. However, the Fund may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy. When the Fund purchases securities on a when-issued basis, cash or liquid high quality debt securities equal in value to commitments for the when-issued securities will be deposited in a segregated account with the Trust's custodian bank. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date.

   Securities purchased on a when-issued basis and the securities held in a Fund are subject to changes in market value based upon the public perception of the creditworthiness of the issuer and changes in the level of interest rates which will generally result in similar changes in value; i.e., both experiencing appreciation when interest rates decline and depreciation when interest rates rise. Therefore, to the extent a Fund remains substantially fully invested at the same time that they have purchased securities on a when-issued basis, there will be greater fluctuations in the net asset values than if the Fund merely set aside cash to pay for when-issued securities. In addition, there will be a greater potential for the realization of capital gains, which are not exempt from federal income taxation. When the time comes to pay for when-issued securities, the Fund will meet its obligations from then available cash flow, the sale of securities or, although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a value greater or less than the payment obligation). The policies described in this paragraph are not fundamental and may be changed without shareholder approval.

ZERO COUPON, STEP COUPON AND PAY-IN-KIND SECURITIES

   Within the parameters of its specific investment policies, each Fund may invest up to 10% of its assets in zero coupon, pay-in-kind and step coupon securities. Zero coupon bonds are issued and traded at a discount from their face value. They do not entitle the holders to any periodic payment of interest prior to maturity. Step coupon bonds trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate thereafter. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Pay-in-kind bonds normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

   Current federal income tax law requires holders of zero coupon securities and step coupon securities to report the portion of the original issue discount on such securities that accrue during a given year as interest income, even though the holders receive no cash payments of interest during the year. In order to quality as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, and the regulations thereunder (the "Code"), a Fund must distribute its investment company taxable income, including the original issue discount accrued on zero coupon or step coupon bonds. Because a Fund will not receive cash payments on a current basis with respect to accrued original-issue discount on zero coupon bonds or step coupon bonds during the period before interest payments begin, in some years that Fund may have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the Code. The Fund might obtain such cash from selling other portfolio holdings which might cause the Fund to incur capital gains or losses on the sale. Additionally, these actions are likely to reduce the assets to which the Fund expenses could be allocated and to reduce the rate of return for the Fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for the Fund to sell the securities at the time.


   Generally, the market prices of zero coupon, step coupon and pay-in-kind securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit quality.


                             PERFORMANCE INFORMATION

   Performance information for the Funds (and any class of the Funds) may be included in advertisements, sales literature or reports to shareholders or prospective investors. Performance information in advertisements and sales literature may be expressed as a yield of a class of shares and as a total return of a class of shares.

   Standardized quotations of average annual total return for Class A Shares or Class C Shares will be expressed in terms of the average annual compounded rate of return for a hypothetical investment in either Class A Shares or Class C Shares over periods of 1, 5 and 10 years or up to the life of the class of shares), calculated for each class separately pursuant to the following formula:
P((1+T)(n)) = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures reflect the deduction of a proportional share of each class's expenses (on an annual basis), deduction of the maximum initial sales load in the case of Class A Shares and the maximum contingent deferred sales charge applicable to a complete redemption of the investment in the case of Class C Shares, and assume that all dividends and distributions are on Class A Shares or Class C Shares reinvested when paid.


   The Funds may from time to time include in advertisements containing total return the ranking of those performance figures relative to such figures for groups of mutual funds having similar investment objectives as categorized by ranking services such as Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Weisenberger Financial Services, Inc. and Morningstar, Inc. Additionally, each Fund may compare its performance results to other investment or savings vehicles (such as certificates of deposit) and may refer to results published in various publications such as Changing Times, Forbes, Fortune, Money, Barrons, Business Week and Investor's Daily, Stanger's Mutual Fund Monitor, The Stanger Register, Stanger's Investment Adviser, The Wall Street Journal, The New York Times, Consumer Reports, Registered Representative, Financial Planning, Financial Services Weekly, Financial World, U.S. News and World Report, Standard & Poor's The Outlook, and Personal Investor. The Funds may from time to time illustrate the benefits of tax deferral by comparing taxable investments to investments made through tax-deferred retirement plans. The total return may also be used to compare the performance of each Fund against certain widely acknowledged outside standards or indices for stock and bond market performance, such as the Standard & Poor's 500 Index (the "S&P 500 Index"), Dow Jones Industrial Average, Morgan Stanley Capital International EAFE Index, Europe Australia Far East Index (EAFE) and the Consumer Price Index.


   Advertisements, sales literature and other communications may contain information about the Funds and subadviser's current investment strategies and management style. Current strategies and style may change to allow the Funds to respond quickly to changing market and economic conditions. From time to time the Funds may include specific portfolio holdings or industries in such communications. To illustrate components of overall performance, each Fund may separate its cumulative and average annual returns into income and capital gains components.

   Performance information reflects only the performance of a hypothetical investment in each class during the particular time period on which the calculations are based. Performance information should be considered in light of a Fund's investment objectives and policies, characteristics and quality of the portfolio, and the market condition during the given time period, and should not be considered as a representation of what may be achieved in the future.

   For average "after-tax" total return, the SEC rules mandate several assumptions, including that the calculations use the historical highest individual federal marginal income tax rates at the time of reinvestment, and that the calculations do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. These returns, for instance, assume that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the redemption. As a result, returns after taxes on distributions and sale of Fund shares may exceed returns after taxes on distributions (but before sale of Fund shares). These returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements.

   The average annual total return, for the Class A Shares and Class C Shares of each of the Funds for the indicated periods ended February 28, 2005 were as follows:


                                                                                                             COMMENCEMENT OF
                                                                                                              OPERATIONS OF
                                                  YEAR ENDED        5 YEARS ENDED       10 YEARS ENDED      CLASS C SHARES TO
                                                 FEBRUARY 28,        FEBRUARY 28,         FEBRUARY 28,        FEBRUARY 28,
   FOCUSED VALUE FUND(1)                              2005               2005                 2005                2005
                                                      ----               ----                 ----                ----
Class A
     Return Before Taxes                          -3.44%              15.33%                 13.39%
     Return After Taxes on Distribution           -5.05%              14.53%                 11.31%
     Return After Taxes on Distributions          -0.19%              13.39%                 10.76%
     and Sale of Fund Shares(3)
Class C Return Before Taxes                        1.68%               N/A                    N/A                 8.45%

   FOREIGN OPPORTUNITIES FUND(2)
   Class A
        Return Before Taxes                       18.88%              -2.86%                  8.35%
        Return After Taxes on Distributions       18.42%              -3.93%                  6.75%
        Return After Taxes on Distributions       12.75%              -2.79%                  6.55%
        and Sale of Fund Shares(3)
   Class C Return Before Taxes                    25.13%               N/A                    N/A                30.14%

(1)The Focused Value Fund commenced operations on October 13, 2003 after the reorganization of Vontobel US Value Fund (the "US Predecessor Fund") into the Fund. The performance shown in the table reflects the performance of the Class A and Class C shares of the US Value Predecessor Fund prior to October 13, 2003. From October 13, 2003 to June 20, 2005, the Fund's investment program and general operations were managed by a different investment adviser. Class A shares of the US Value Predecessor Fund commenced operations on March 30, 1990 and Class C shares of the US Predecessor Fund commenced operations on October 9, 2002.

(2)The Foreign Opportunities Fund commenced operations on October 13, 2003 after the reorganization of the Vontobel International Equity Fund (the "International Predecessor Fund") into the Fund. The performance shown in the table reflects the performance of the Class A shares of the International Predecessor Fund prior to October 13, 2003. From October 13, 2003 to June 20, 2005, the Fund's investment program and general operations were managed by a different investment adviser. Class A shares of the International Predecessor Fund commenced operations on March 30, 1990 and the Class C shares of the Fund commenced operations on October 13, 2003.

(3)If the fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the fund's other return figures.


   The Funds may also compute aggregate total return for specified periods based on a hypothetical Class A or Class C Account with an assumed initial investment of $10,000. The aggregate total return is determined by dividing the net asset value of this account at the end of the specified period by the value of the initial investment and is expressed as a percentage. Calculation of cumulative total return reflects payment of the Class A Share's maximum sales charge of 5.75% and assumes reinvestment of all income dividends and capital gain distributions during the period.

   The Funds also may quote annual, average annual and annualized total return and cumulative total return performance data, for any class of shares of the Funds, both as a percentage and as a dollar amount based on a hypothetical $10,000 investment for various periods other than those noted above. Such data will be computed as described above, except that (1) the rates of return calculated will not be average annual rates, but rather, actual annual, annualized or cumulative rates of return and (2) the maximum applicable sales charge will not be included with respect to annual, annualized or cumulative rate of return calculations.

                               PORTFOLIO TURNOVER

   The Funds pay brokerage commissions for purchases and sales of portfolio securities. A high rate of portfolio turnover generally involves a correspondingly greater amount of brokerage commissions and other costs which must be borne directly by a Fund and thus indirectly by its shareholders. It may also result in the realization of larger amounts of short-term capital gains, which are taxable to shareholders as ordinary income. If such rate of turnover exceeds 100%, the Funds will pay more in brokerage commissions than would be the case if they had lower portfolio turnover rates. Historical turnover rates can be found under the heading "Financial Highlights" located in the Trust's Prospectus.


                      PORTFOLIO TRANSACTIONS AND BROKERAGE

   In effecting fund transactions for each Fund, the subadviser adheres to the Trust's policy of seeking best execution and price, determined as described below, except to the extent it is permitted to pay higher brokerage commissions for "brokerage and research services" as defined herein. The determination of what may constitute best execution and price in the execution of a securities transaction by a broker involves a number of considerations including, without limitation, the overall direct net economic result to the Trust (involving both price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, availability of the broker to stand ready to execute possibly difficult transactions in the future and the financial strength and stability of the broker. Such considerations are judgmental and are weighed by the subadviser in determining the overall reasonableness of brokerage commissions paid by the Trust.

   The subadviser may cause the Trust to pay a broker an amount of commission for effecting a securities transaction in excess of the amount of commission which another broker or dealer would have charged for effecting that transaction if such subadviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker. As provided in Section 28(e) of the Securities Exchange Act of 1934 (the "1934 Act"), "brokerage and research services" include advising as to the value of securities, the advisability of investing in, purchasing or selling securities, the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts, and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Brokerage and research services provided by brokers to the Trust are considered to be in addition to and not in lieu of services required to be performed by the subadviser under its contract with the Trust and may benefit both the Trust and other accounts of such subadviser. Conversely, brokerage and research services provided by brokers to other accounts of the subadviser may benefit the Trust.

   If the securities in which a particular Fund of the Trust invests are traded primarily in the over-the-counter market, where possible the Fund will deal directly with the dealers who make a market in the securities involved unless better prices and executions are available elsewhere. Such securities may be purchased directly from the issuer. Bonds and money market instruments are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes.

   The Funds may trade foreign securities in foreign countries because the best available market for these securities is often on foreign exchanges. In transactions on foreign stock exchanges, brokers' commissions are frequently fixed and are often higher than in the United States, where commissions are negotiated.

   Some Fund transactions are, subject to the Conduct Rules of the NASD and subject to obtaining best prices and executions, effected through dealers (excluding PEPCO) who sell shares of the Trust.

   The Trust has implemented, and the Board of Trustees has approved, policies and procedures reasonably designed to prevent (i) the adviser's and/or subadviser's personnel responsible for the selection of broker-dealers to effect fund portfolio securities transactions from taking into account, in making those decisions, broker-dealer's promotion or sales efforts, and (ii) the Trust, its adviser, subadviser and distributor from entering into any agreement or other understanding under which the Funds direct brokerage transactions or revenue generated by those transactions to a broker-dealer to pay for distribution of Fund shares. These policies and procedures are designed to prevent the Trust from entering into informal arrangements to direct portfolio securities transactions to a particular broker.

   The Trust has adopted a policy and procedures governing the execution of aggregated advisory client orders ("bunching procedures") in an attempt to lower commission costs on a per-share and per-dollar basis. According to the bunching procedures, the subadviser shall aggregate transactions unless it believes in its sole discretion that such aggregation is inconsistent with its duty to seek best execution (which shall include the duty to seek best price) for the Trust. No advisory account of the subadviser is to be favored over any other account and each account that participates in an aggregated order is expected to participate at the average share price for all transactions of the subadviser in that security on a given business day, with all transaction costs share pro rata based on the Trust's participation in the transaction. If the aggregated order is filled in its entirety, it shall be allocated among the subadviser's accounts in accordance with the allocation order, and if the order is partially filled, it shall be allocated pro rata based on the allocation order. Notwithstanding the foregoing, the order may be allocated on a basis different from that specified in the allocation order if all accounts of the subadviser whose orders are allocated receive fair and equitable treatment and the reason for such different allocation is explained in writing and is approved in writing by the subadviser's compliance officer as soon as practicable after the opening of the markets on the trading day following the day on which the order is executed. If an aggregated order is partially filled and allocated on a basis different from that specified in the allocation order, no account that is benefited by such different allocation may intentionally and knowingly effect any purchase or sale for a reasonable period following the execution of the aggregated order that would result in it receiving or selling more shares than the amount of shares it would have received or sold had the aggregated order been completely filled. The Trustees will annually review these procedures or as frequently as shall appear appropriate.


   The subadviser currently uses approximately 30 brokerage firms and independent consulting firms in addition to its internal professional staff, including the subadviser's affiliates for brokerage and research services. The subadviser periodically evaluates the execution performance of the broker-dealers it selects for client transactions. The subadviser attempts to maintain a constant awareness of general street practices and policies with regard to commission levels and rates charged by most reputable brokerage firms, which allows the subadviser to take full advantage of the competitive environment and obtain rates that are considered fair and reasonable for its clients.

   The following table lists the total amount of brokerage commissions paid by US Predecessor Fund and International Predecessor Fund prior to their reorganization into Focused Value Fund (currently known as Phoenix Focused Value
Fund) and International Equity Fund (currently known as Phoenix Foreign Opportunities Fund), respectively, for the periods indicated.


                                                       PERIOD ENDED                  FISCAL YEAR ENDED
                                                     OCTOBER 10, 2003                DECEMBER 31, 2002
                                                     COMMISSIONS PAID                COMMISSIONS PAID
                                                     ----------------                ----------------
       Focused Value Fund*                               $97,042                         $255,623

       International Equity Fund                         $62,465                         $461,911

       *(formerly named US Value Fund)

   Following the reorganization, the Funds changed their fiscal year end to the last day of February. The following table lists the total amount of brokerage commissions paid by Focused Value Fund and International Equity Fund following the reorganization for the periods indicated.


                                                 FISCAL YEAR ENDED          PERIOD JANUARY 1 -      PERIOD OCTOBER 13 -
                                                 FEBRUARY 28, 2005          FEBRUARY 29, 2004        DECEMBER 31, 2003
                                                 -----------------          -----------------        -----------------

       Focused Value Fund*                            $ 63,997                   $11,626                 $27,784

       International Equity Fund                      $184,941                   $12,347                 $30,469
       *(formerly named US Value Fund)

   As of February 28, 2005, the Funds owned securities of their regular broker-dealer (or patent), as shown below:

    FUND NAME                                          NAME OF BROKER-DEALER                 VALUE OF SECURITIES OWNED
    ---------                                          ---------------------                 -------------------------
    Focused Value                                       ABN Amro Bank N.V.                          $16,200,000

    International Equity                                ABN Amro Bank N.V.                          $ 7,400,000
                                                             UBS A.G.                               $ 1,538,000
                                                       Macquarie Bank, Ltd.                         $ 3,020,658

   Investment decisions for the Trust are made independently from those of the other investment companies or accounts advised the subadviser. It may frequently happen that the same security is held in the portfolio of more than one fund. Simultaneous transactions are inevitable when several funds are managed by the same investment adviser, particularly when the same security is suited for the investment objectives of more than one fund. When two or more funds advised by the subadviser are simultaneously engaged in the purchase or sale of the same security, the transactions are allocated among the funds in a manner equitable to each fund. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Trust is concerned. In other cases, however, it is believed that the ability of the Trust to participate in volume transactions will produce better executions for the Trust. It is the opinion of the Board of Trustees of the Trust that the desirability of utilizing the subadviser as investment adviser to the Trust outweighs the disadvantages that may be said to exist from simultaneous transactions.

                           DISCLOSURE OF FUND HOLDINGS

   The Trustees of the Phoenix Funds have adopted policies with respect to the disclosure of the Funds' portfolio holdings by the Funds, Phoenix (generally, the Funds' investment adviser), or their affiliates. These policies provide that the Funds' portfolio holdings information generally may not be disclosed to any party prior to the information becoming public. Certain limited exceptions are described below. Additionally, the Funds' policies prohibit Phoenix and the Funds' other service providers from entering into any agreement to disclose Fund portfolio holdings in exchange for any form of compensation or consideration. These policies apply to disclosures to all categories of persons, including individual investors, institutional investors, intermediaries who sell shares of the Fund, third-parties providing services to the funds (accounting agent, print vendors etc.), rating and ranking organizations (Lipper, Morningstar, etc.) and affiliated persons of the Funds.


   The Board of Trustees has delegated to the Holdings Disclosure Committee (the "HDC") the authority to make decisions regarding requests for information on portfolio holdings prior to public disclosure. The HDC will authorize the disclosure of portfolio holdings only if it determines such disclosure to be in the best interests of Fund shareholders. The HDC is composed of the Funds' Compliance Officer, and officers of the Funds' advisers and principal underwriter representing the areas of portfolio management, fund control, institutional marketing, retail marketing, and distribution. The Funds' Compliance Officer monitors use of portfolio holdings information and provides regular reports (at least quarterly) to the Board of Trustees regarding the Funds' compliance with these policies, including information with respect to any potential conflicts of interest between the interests of Fund shareholders and those of Phoenix and its affiliates identified during the reporting period and how such conflicts were resolved.


PUBLIC DISCLOSURES


   In accordance with rules established by the SEC, each Fund sends semiannual and annual reports to shareholders that contain a full listing of portfolio holdings as of the second and fourth fiscal quarters, respectively, within 60 days of quarter-end. The Funds also disclose complete portfolio holdings as of the end of the first and third fiscal quarters on Form N-Q, which is filed with the SEC within 60 days of quarter-end. The Fund's shareholder reports are available on Phoenix's websites at PhoenixFunds.com or PhoenixInvestments.com. Additionally, each Fund provides its top 10 holdings and summary composition data derived from portfolio holdings information on Phoenix's websites as of the end of each month, generally within 10 business days of the end of the month. This information will be available on the website until full portfolio holdings information becomes publicly available as described above. The Funds also provide publicly-available portfolio holdings information directly to ratings agencies, the frequency and timing of which is determined under the terms of the contractual arrangements with such agencies.


OTHER DISCLOSURES

   The HDC may authorize the disclosure of non-public portfolio holdings information under certain limited circumstances. The Funds' policies provide that non-public disclosures of a Fund's portfolio holdings may only be made if
(i) the Fund has a legitimate business purpose for making such disclosure and
(ii) the party receiving the non-public information enters into a confidentiality agreement, which includes a duty not to trade on the non-public information. The HDC will consider any actual or potential conflicts of interest between Phoenix and its mutual fund shareholders and will act in the best interest of the Funds' shareholders with respect to any such disclosure of portfolio holdings information. If a potential conflict can be resolved in a manner that does not present detrimental effects to Fund shareholders, the HDC may authorize release of portfolio holdings information. Conversely, if the potential conflict cannot be resolved in a manner that does not present detrimental effects to Fund shareholders, the HDC will not authorize such release.

ON-GOING ARRANGEMENTS TO DISCLOSE PORTFOLIO HOLDINGS

   As previously authorized by the Funds' Board of Trustees and/or the Funds' executive officers, the Funds periodically disclose non-public portfolio holdings on a confidential basis to various service providers that require such information in order to assist the Funds in their day-to-day operations, as well as public information to certain ratings organizations. In addition to Phoenix and its affiliates, these entities are described in the following table. The table also includes information as to the timing of these entities receiving the portfolio holdings information from the Funds.

NON-PUBLIC HOLDINGS INFORMATION

                                                                                           TIMING OF RELEASE OF
TYPE OF SERVICE PROVIDER                    NAME OF SERVICE PROVIDER                  PORTFOLIO HOLDINGS INFORMATION
- ------------------------                    ------------------------                  ------------------------------
Adviser                                     Phoenix Investment Counsel, Inc.    Daily

Subadviser                                  Vontobel Asset Management, Inc.     Daily


                                                                                           TIMING OF RELEASE OF
TYPE OF SERVICE PROVIDER                    NAME OF SERVICE PROVIDER                  PORTFOLIO HOLDINGS INFORMATION
- ------------------------                    ------------------------                  ------------------------------
Distributor                                 Phoenix Equity Planning             Daily
                                            Corporation

Custodian                                   Brown Brothers Harriman & Co.       Daily

Sub-Financial Agent                         PFPC, Inc.                          Daily


Independent Registered Public Accounting    PricewaterhouseCoopers LLP          Annual Reporting Period: within 15
Firm                                                                            business days of end of reporting period


                                                                                Semiannual Reporting Period: within 31
                                                                                business days of end of reporting period

Typesetting Firm for Financial Reports      Gcom Solutions                      Monthly on first business day following
and Forms N-Q                                                                   month end


Printer for Financial Reports               V.G. Reed & Sons                    Annual and Semiannual Reporting Period:
                                                                                within 45 days after end of reporting
                                                                                period

Proxy Voting Service                        Institutional Shareholder Services  Twice weekly on an ongoing basis


Intermediary Selling Shares of the Fund     Merrill Lynch                       Quarterly within 10 days of quarter end


PUBLIC PORTFOLIO HOLDINGS INFORMATION


Portfolio Redistribution Firms              Bloomberg, Standard & Poor's and    Quarterly, 60 days after fiscal quarter end
                                            Thompson Financial Services

Rating Agencies                             Lipper Inc. and Morningstar         Quarterly, 60 days after fiscal quarter end


   These service providers are required to keep all non-public information confidential and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Funds.

         There is no guarantee that the Funds' policies on use and dissemination of holdings information will protect the Funds from the potential misuse of holdings by individuals or firms in possession of such information.


                     SERVICES OF THE ADVISER AND SUBADVISER


   The investment adviser to the Foreign Opportunities and Focused Value Funds is Phoenix Investment Counsel, Inc. ("PIC" or "Adviser"), which is located at 56 Prospect Street, Hartford, Connecticut 06115-0480. PIC acts as the investment adviser for 14 fund companies totaling 40 mutual funds and as adviser to institutional clients. PIC has acted as an investment adviser for over 70 years. PIC was originally organized in 1932 as John P. Chase, Inc. As of March 31, 2005, PIC had approximately $19.8 billion in assets under management.


   All of the outstanding stock of PIC is owned by PEPCO (or "Distributor"), a subsidiary of Phoenix Investment Partners, Ltd. ("PXP"). PXP is the wholly-owned investment management subsidiary of The Phoenix Companies, Inc. ("PNX") of Hartford, Connecticut. PNX is a leading provider of wealth management products and services to individuals and businesses. Its principal offices are located at One American Row, Hartford, Connecticut, 06115-2520. PEPCO, a mutual fund distributor, acts as the national distributor of the Trust's shares and as Financial Agent of the Trust. The principal office of PEPCO is located at 56 Prospect Street, Hartford, CT 06115-0408.


   PXP has served investors for over 70 years. As of March 31, 2005, PXP had approximately $56.6 billion in assets under management. PXP's money management is provided by affiliated investment advisers, as well as through subadvisory arrangements with outside managers, each specializing in particular investment styles and asset classes. PXP's affiliated investment advisers are: Duff & Phelps Investment Management Co. (Duff & Phelps) in Chicago, Illinois and Denver, Colorado; Engemann Asset Management (Engemann) in Pasadena, California; Kayne Anderson Rudnick Investment Management, LLC (Kayne) in Los Angeles, California; Phoenix Investment Counsel, Inc. in Hartford, Connecticut; Phoenix/Zweig Advisers LLC (Zweig) and Euclid Advisors LLC (Euclid) in New York, New York; Seneca Capital Management LLC (Seneca) in San Francisco, California; and Walnut Asset Management, LLC (Walnut) in Philadelphia, Pennsylvania. PXP's subadvisory arrangements with outside managers include those with Sasco Capital, Inc. (Sasco) in Fairfield, Connecticut and Vontobel Asset Management Inc. (Vontobel) in New York, New York.

   Vontobel Asset Management, Inc., formerly named Vontobel USA Inc. ("Vontobel"), 450 Park Avenue, New York, New York 10022, is each Fund's subadviser. Vontobel is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. Vontobel is a wholly-owned subsidiary of Vontobel Holding AG, a Swiss bank holding company which is traded on the Swiss Stock Exchange. As of March 31, 2005, Vontobel had in excess of $3.5 billion in assets under management.


   The investment advisory agreement, approved by the Trustees, provides that the Trust will bear all costs and expenses (other than those specifically referred to as being borne by the Adviser) incurred in the operation of the Trust. Such expenses include, but shall not be limited to, all expenses incurred in the operation of the Trust and any public offering of its shares, including, among others, interest, taxes, brokerage fees and commissions, fees of Trustees who are not employees of PIC or any of its affiliates, expenses of Trustees, and shareholders' meetings, expenses of printing and mailing proxy soliciting material, expenses of the insurance premiums for fidelity and other coverage, expenses of the repurchase and redemption of shares, expenses of the issue and sale of shares (to the extent not borne by PEPCO under its agreement with the Trust), expenses of printing and mailing share certificates representing shares of the Trust, association membership dues, charges of custodians, transfer agents, dividend disbursing agents and financial agents, and bookkeeping, auditing and legal expenses. The Trust will also pay the fees and bear the expense of registering and maintaining the registration of the Trust and its shares with the SEC and registering or qualifying its shares under state or other securities laws and the expense of preparing and mailing prospectuses and reports to shareholders. If authorized by the Trustees, the Trust will also pay for extraordinary expenses and expenses of a non-recurring nature which may include, but shall not be limited to, the reasonable cost of any reorganization or acquisition of assets and the cost of legal proceedings to which the Trust is a party.

   Each Fund will pay expenses incurred in its own operation and will also pay a portion of the Trust's general administration expenses allocated on the basis of the asset values of the respective Funds.

   For managing, or directing the management of, the investments of Foreign Opportunities Fund and Focused Value Fund, PIC is entitled to a fee, payable monthly, at the following annual rates:

                  FUND
                  ----
                  Focused Value                          0.75%
                  Foreign Opportunities                  0.85%


   As described in the Prospectus, the Adviser has agreed to limit each Fund's total operating expenses through June 30, 2008. PIC commenced managing the Foreign Opportunities Fund and Focused Value Fund on June 20, 2005. For the year ended December 31, 2002, period ended October 10, 2003, period October 13, 2003 to December 31, 2003, the period January 1, 2004 to February 29, 2004 and the fiscal year ended February 28, 2005, the Funds paid their former investment adviser the following fees.


                           Fiscal Year Ended     Period January 1      Period October 13       Period Ended       Fiscal Year Ended
                           February 28, 2005     February 29, 2004     December 31, 2003     October 10, 2003     December 31, 2002
                           -----------------     -----------------     -----------------     ----------------     -----------------


US Value                   $791,194              $122,552              $156,416              $619,257             $876,616
   Predecessor             (waived-$541,492)    (waived-$104,703)
   Fund/Focused Value
   Fund
International Equity       $420,534              $49,056               $57,840               $202,893             $361,230
   Predecessor             (waived-$332,707)     (waived-$49,056)(1)   (waived-$88)          (waived $88,172)
   Fund/Foreign
   Opportunities Fund


(1) Fee waived by former investment adviser exceeded the advisory fee.

   The investment advisory agreement also provides that the Adviser shall not be liable to the Trust or to any shareholder of the Trust for any error of judgment or mistake of law or for any loss suffered by the Trust or by any shareholder of the Trust in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard on the part of such adviser in the performance of its duties thereunder.


   The investment advisory agreement with respect to each Fund has an initial term until November 30, 2005. The investment advisory agreement was approved on May 17, 2005 by a vote of the majority of the outstanding shares of each Fund of the Trust. The investment advisory agreement continues from year to year thereafter with respect of such Fund so long as (1) such continuance is approved at least annually by the Trustees or by a vote of the majority of the outstanding shares of such Fund and (2) the terms and any renewal of the agreement with respect to such Fund have been approved by the vote of a majority of the Trustees who are not parties to the agreement or interested persons, as that term is defined in the 1940 Act, of the Trust or the relevant adviser, cast in person at a meeting called for the purpose of voting on such approval. On sixty days' written notice and without penalty, the agreement may be terminated as to the Trust or as to a Fund by the Trustees or by the relevant adviser and may be terminated as to a Fund by a vote of the majority of the outstanding shares of such Fund. The agreement automatically terminates upon its assignment (within the meaning of the 1940
Act). The agreement provides that upon its termination, or at the request of the relevant adviser, the Trust will eliminate all reference to Phoenix from its name, and will not thereafter transact business in a name using the word Phoenix.


   The Trust, its Adviser, subadviser and Distributor have each adopted a Code of Ethics pursuant to Rule 17-j1 under the 1940 Act. Personnel subject to the Codes of Ethics may purchase and sell securities for their personal accounts, including securities that may be purchased, sold or held by the Funds, subject to certain restrictions and conditions. Generally, personal securities transactions are subject to preclearance procedures, reporting requirements and holding period rules. The Codes also restrict personal securities transactions in private placements, initial public offerings and securities in which a Fund has a pending order.

BOARD OF TRUSTEES' CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS

   The Board of Trustees is responsible for overseeing the performance of the Funds' Adviser and subadviser and for determining whether to approve and renew the Funds' investment advisory and subadvisory arrangements.

ADVISORY AGREEMENT

   The Trustees met on three occasions with senior officers of the Fund's former investment adviser, PIC and Vontobel to discuss the proposed change of advisers and to consider the qualifications of PIC and Vontobel. In addition, they received from each of those parties and reviewed substantial written information as requested by them. Throughout that process the Independent Trustees were represented and advised by their own independent legal counsel. In the course of their deliberations and evaluation of materials, the Trustees considered, among other things, the following factors: (a) the investment objective and strategy of each Fund; (b) PIC, its current personnel (including particularly those personnel with responsibilities for providing investment oversight and administrative services to the Funds), and its financial condition, resources and investment and compliance oversight process; (c) the terms of the current advisory agreements and the terms of the new advisory agreement, including the standard of care and termination provisions; (d) the scope and quality of the services the PIC is expected to provide to the Funds; (e) the structure and rate of advisory fees that would be payable to PIC by the respective Funds, the proposed expense limitations, the structure and rate of advisory fees payable to other advisers by comparable funds, the structure and rate of advisory fees charged by PIC to other clients and possible alternative fee structures; (f) the pro forma estimated total expense ratio of each Fund and of comparable funds managed by other advisers; (g) compensation expected to be payable by the Funds to PIC and its affiliates for other services; (h) the pro forma estimated profitability to PIC and its affiliates of their relationships with the Funds;
(i) PIC's compliance record; (j) the competitive market for mutual funds in different distribution channels; and (k) the financial condition of affiliates of PIC over a three-year period ended December 31, 2004.

   After consideration of the factors and information referred to above, the Trustees reached several conclusions. They concluded that the proposed nature and extent of PIC's services to the Funds was appropriate and consistent with the terms of the new advisory agreement. They also concluded that PIC appeared to be well suited to become the investment adviser and manager of the Funds. In reaching their conclusions, the Trustees considered the factors described above as well as the following:


   o PIC's considerable experience serving as a manager of managers for the Phoenix funds, most of whose portfolios are managed by subadvisers;

   o The considerable experience of PIC and its affiliates in providing to the Phoenix funds general administrative services, including the preparation of regulatory filings, services to fund shareholders, distribution services and management of the relationships of those funds and PIC with third party service providers;
   o The quality of PIC's services to the Phoenix funds, which appears to be consistent with or superior to quality norms in the mutual fund industry;
   o The stated intention of PIC to actively promote the sale of shares of the Funds;
   o The sufficiency of PIC's personnel and their education and experience;
   o The soundness of PIC's financial condition and PIC's relationship to a much larger financial services enterprise with very substantial financial resources; and
   o The proposed conversion of Class I Shares and Investor Shares of each Fund outstanding at the time that PIC becomes the investment adviser to the Funds into Class A Shares of the Funds that bear a lower rate of expenses and the right of holders of those shares to purchase additional Class A Shares without a sales load.

   The Trustees concluded that the estimated overall expense ratio of each surviving class of shares of each Fund, taking into account the expense limitations agreed to by PIC, was comparable to or more favorable than the expense ratios of its peers and that the fees that each Fund would pay to PIC are reasonable in relation to the nature and quality of the services to be provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees PIC charges to other clients.

   The Trustees concluded that, other than the services to be provided by PIC and its affiliates and the fees to be paid by the Funds therefor, the Funds and PIC may potentially benefit from their relationship with each other in other ways. They also concluded that success of the Funds could attract other business to PIC or other Phoenix funds and that the success of PIC could enhance PIC's ability to serve the Funds.

SUBADVISORY AGREEMENT

   Since the commencement of operations of the Trust, the Trustees have met at least quarterly with senior officers of Vontobel. In addition, as noted above, on three separate occasions they met with senior officers of Vontobel and others to consider the proposed change of investment adviser and the proposed continued engagement of Vontobel to manage the portfolios of the Funds. In addition, they received and reviewed from Vontobel substantial written information as requested by them. Throughout that process the Independent Trustees were represented and advised by their own independent legal counsel. In the course of their deliberations and evaluation of materials, the Trustees considered, among other things, the following factors: (a) the investment objective and strategy of each Fund; (b) Vontobel, its current personnel (including particularly those personnel with responsibilities for providing investment and compliance services to the Funds), and its financial condition, resources and investment process;
(c) the terms of the current subadvisory agreements and the terms of the proposed new subadvisory agreement, including the standard of care and termination provisions; (d) the scope and quality of services that Vontobel has provided and will continue to provide to the Funds; (e) the structure and rate of advisory fees payable to Vontobel by the respective Funds, the structure and rate of investment management fees payable to other subadvisers by comparable funds, the structure and rate of investment management fees charged by Vontobel to other clients and possible alternative fee structures; (f) the estimated total expense ratio of each Fund and of comparable funds managed by other advisers; (g) the methodology used by Vontobel in determining the compensation payable to portfolio managers and the competition for investment management talent; (h) Vontobel's agreement to discontinue the use of the Fund's portfolio brokerage transactions to obtain third party research through brokers; (j) Vontobel's compliance record; and (j) the competitive market for mutual funds in different distribution channels.

   After consideration of the information referred to above, the Trustees reached several conclusions. They concluded that the nature and extent of Vontobel's services to the Funds was appropriate and consistent with the terms of the new subadvisory agreement. They also concluded that the quality of Vontobel's services to the Funds has been very good. In reaching their conclusions, the Trustees considered the factors described above as well as the following:


   o Because Vontobel's principal responsibility is management of the Funds' investment portfolios, the investment performance achieved by Vontobel is an important indicator of the quality of services provided;
   o The quality of Vontobel's services to the Funds has been consistent with or superior to quality norms in the mutual fund industry;
   o Vontobel has sufficient personnel, with the appropriate education and experience, to serve the Funds effectively, and has demonstrated its ability to attract and retain well qualified personnel; and
   o Vontobel's financial condition is sound, and Vontobel is part of a much larger financial services enterprise with very substantial financial resources.


   The Trustees concluded that the fees that PIC will pay to Vontobel under the new subadvisory agreement are reasonable in relation to the nature and quality of the services to be provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees Vontobel charges to other clients.

   The Trustees concluded that, other than the services to be provided by Vontobel to the Funds pursuant to the proposed agreement and the fees to be paid by PIC therefor, the Funds and Vontobel may potentially benefit from their relationship with each other in other ways. They concluded that Vontobel would benefit from the receipt of proprietary research products and services to be acquired through commissions paid on portfolio transactions of the Funds and that the Funds would benefit from Vontobel's receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Vontobel. They also concluded that success of the Funds could attract other business to Vontobel or its other funds and that the success of Vontobel could enhance Vontobel's ability to serve the Funds.

   Following considerable deliberations, the Board found each Fund's subadvisory fee to be fair and reasonable.

ALL ADVISORY AND SUBADVISORY AGREEMENTS

   The Board did not identify any particular information that was all-important or controlling. Based on the Board's deliberation and its evaluation of the information described above, the Board, including all of the Independent Trustees, unanimously approved the agreements. It concluded that the compensation under the agreements is fair and reasonable in light of such services and expenses and such other matters as the Trustees have considered to be relevant in the exercise of their reasonable judgment.

DESCRIPTION OF PROXY VOTING POLICY

   The Trust has adopted on behalf of the Funds a Statement of Policy with Respect to Proxy Voting (the "Policy") stating the Funds' intention to exercise stock ownership rights with respect to portfolio securities in a manner that is reasonably anticipated to further the best economic interests of shareholders of the Funds. The Funds have committed to analyze and vote all proxies that are likely to have financial implications, and where appropriate, to participate in corporate governance, shareholder proposals, management communications and legal proceedings. The Funds must also identify potential or actual conflicts of interest in voting proxies and must address any such conflict of interest in accordance with the Policy.

   The Policy stipulates that the Funds' investment adviser will vote proxies or delegate such responsibility to a subadviser. The Adviser or subadviser will vote proxies in accordance with this Policy, or its own policies and procedures, which in no event will conflict with the Trust's Policy. Any adviser or subadviser may engage a qualified, independent organization to vote proxies on its behalf (a "delegate"). Matters that may affect substantially the rights and privileges of the holders of securities to be voted will be analyzed and voted on a case-by-cases basis taking into consideration such relevant factors as enumerated in the Policy. The views of management of a portfolio company will be considered.

   The Policy specifies certain factors that will be considered when analyzing and voting proxies on certain issues, including, but not limited to:


   o Corporate Governance Matters--tax and economic benefits of changes in the state of incorporation; dilution or improved accountability associated with anti-takeover provisions such as staggered boards, poison pills and supermajority provisions.

   o Changes to Capital Structure--dilution or improved accountability associated with such changes.

   o Stock Option and Other Management Compensation Issues--executive pay and spending on perquisites, particularly in conjunction with sub-par performance and employee layoffs.

   o Social and Corporate Responsibility Issues--the Adviser or Subadviser will generally vote against shareholder social and environmental issue proposals.


   The Funds and their delegates seek to avoid actual or perceived conflicts of interest of Fund shareholders, on the one hand, and those of the Adviser, subadviser, delegate, principal underwriter, or any affiliated person of the Funds, on the other hand. Depending on the type and materiality, any conflicts of interest will be handled by (i) relying on the recommendations of an established, independent third party proxy voting vendor; (ii) voting pursuant to the recommendation of the delegate; (iii) abstaining; or (iv) where two or more delegates provide conflicting requests, voting shares in proportion to the assets under management of each delegate. The Policy requires each Adviser, subadviser or delegate to notify the President of the Trust of any actual or potential conflict of interest. No Adviser, Subadviser or delegate may waive any conflict of interest or vote any conflicted proxies without the prior written approval of the Board of Trustees or the President of the Trust.

   The Policy further imposes certain record keeping and reporting requirements on each Adviser, subadviser or delegate. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ending June 30 will be available free of charge by calling, toll-free,
(800) 243-1574, or on the SEC's website at http://www.sec.gov.


                               PORTFOLIO MANAGERS

   Information regarding portfolio managers' compensation, other accounts managed and ownership of shares of the Funds is attached in Appendix B.


                        DETERMINATION OF NET ASSET VALUE

   The net asset value per share of each Fund is determined as of the close of trading of the New York Stock Exchange (the "NYSE") on days when the Exchange is open for trading. The Exchange will be closed on the following observed national holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Since the Trust does not price securities on weekends or United States national holidays, the net asset value of a Fund's foreign assets may be significantly affected on days when the investor has no access to the Trust. The net asset value per share of a Fund is determined by adding the values of all securities and other assets of the Fund, subtracting liabilities, and dividing by the total number of outstanding shares of the Fund. Assets and liabilities are determined in accordance with generally accepted accounting principles and applicable rules and regulations of the SEC. The total liability allocated to a class, plus that class's distribution fee and any other expenses allocated solely to that class, are deducted from the proportionate interest of such class in the assets of the Fund, and the resulting amount of each is divided by the number of shares of that class outstanding to produce the net asset value per share.

   A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary exchange for such security by the Trustees or their delegates. Because of the need to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of net asset value may not take place for any Fund which invests in foreign securities contemporaneously with the determination of the prices of the majority of the portfolio securities of such Fund. All assets and liabilities initially expressed in foreign currency values will be converted into United States dollar values at the mean between the bid and ask quotations of such currencies against United States dollars as last quoted by any recognized dealer. If an event were to occur after the value of an investment was so established but before the net asset value per share was determined, which was likely to materially change the net asset value, then the instrument would be valued using fair value considerations by the Trustees or their delegates. If at any time a Fund has investments where market quotations are not readily available, such investments are valued at the fair value thereof as determined in good faith by the Trustees although the actual calculations may be made by persons acting pursuant to the direction of the Trustees.


                                HOW TO BUY SHARES

   The minimum initial investment is $500 and the minimum subsequent investment is $25 for Class A Shares and Class C Shares. However, both the minimum initial and subsequent investment amounts are $25 for investments pursuant to the "Investo-Matic" plan, a bank draft investing program administered by Distributor, or pursuant to the Systematic Exchange privilege or for an individual retirement account (IRA). In addition, there are no subsequent investment minimum amounts in connection with the reinvestment of dividend or capital gain distributions. The minimum initial investment for Class X Shares is $250,000 and the minimum subsequent investment for Class X Shares is $10,000. Completed applications for the purchase of shares should be mailed to: Phoenix Funds, c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301.

   The Trust has authorized one or more brokers to accept on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Trust's behalf. The Trust will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Customer orders will be priced at the Funds' net asset values next computed after they are received by an authorized broker or the broker's authorized designee.


                        ALTERNATIVE PURCHASE ARRANGEMENTS

   Shares may be purchased from investment dealers at a price equal to their net asset value per share, plus a sales charge which, at the election of the purchaser, may be imposed either (i) at the time of the purchase (the "initial sales charge alternative") or (ii) on a contingent deferred basis (the "deferred sales charge alternative"). Orders received by dealers prior to the close of trading on the NYSE are confirmed at the offering price effective at that time, provided the order is received by the Authorized Agent prior to its close of business.

   The alternative purchase arrangements permit an investor to choose the method of purchasing shares that is more beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, whether the investor wishes to receive distributions in cash or to reinvest them in additional shares of the Funds, and other circumstances. Investors should consider whether, during the anticipated life of their investment in the Fund, the accumulated continuing distribution and services fees and contingent deferred sales charges ("CDSC") on Class C Shares would be less than the initial sales charge and accumulated distribution services fee on Class A Shares purchased at the same time.

   Dividends paid by the Fund, if any, with respect to each Class of Shares will be calculated in the same manner at the same time on the same day, except that fees such as higher distribution and services fees and any incremental transfer agency costs relating to each Class of Shares will be borne exclusively by that class. (See the "Dividends, Distributions and Taxes" section of this statement of additional information.)

CLASS A SHARES

   Class A Shares incur a sales charge when they are purchased and enjoy the benefit of not being subject to any sales charge when they are redeemed. Class A Shares are subject to ongoing distribution and services fees at an annual rate of 0.25% of the Fund's aggregate average daily net assets attributable to the Class A Shares. In addition, certain purchases of Class A Shares qualify for reduced initial sales charges.

CLASS C SHARES

   Class C Shares are purchased without an initial sales charge but are subject to a deferred sales charge if redeemed within one year of purchase. The deferred sales charge may be waived in connection with certain qualifying redemptions. Shares issued in conjunction with the automatic reinvestment of income distributions and capital gain distributions are not subject to any sales charges. Class C Shares are subject to ongoing distribution and services fees at an aggregate annual rate of up to 1.00% of the Fund's aggregate average daily net assets attributable to Class C Shares.

CLASS A SHARES--REDUCED INITIAL SALES CHARGES

   Investors choosing Class A Shares may be entitled to reduced sales charges. The ways in which sales charges may be avoided or reduced are described below.


   QUALIFIED PURCHASERS. If you fall within any one of the following categories, you will not have to pay a sales charge on your purchase of Class A Shares: (1) trustee, director or officer of the Phoenix Funds or any other mutual fund advised, subadvised or distributed by the Adviser, Distributor or any of their corporate affiliates; (2) any director or officer, or any full-time employee or sales representative (for at least 90 days), of the Adviser, subadviser (if any) or Distributor; (3) registered representatives and employees of securities dealers with whom the Distributor has sales agreements; (4) any qualified retirement plan exclusively for persons described above; (5) any officer, director or employee of a corporate affiliate of the Adviser or Distributor; (6) any spouse, child, parent, grandparent, brother or sister of any person named in
(1), (2), (3) or (5) above; (7) employee benefit plans for employees of the Adviser, Distributor and/or their corporate affiliates; (8) any employee or agent who retires from PNX, the Distributor and/or their corporate affiliates;
(9) any account held in the name of a qualified employee benefit plan, endowment fund or foundation if, on the date of the initial investment, the plan, fund or foundation has assets of $10,000,000 or more or at least 100 eligible employees;
(10) any person with a direct rollover transfer of shares from an established Phoenix Fund qualified plan; (11) any Phoenix Life Insurance Company (or affiliate) separate account which funds group annuity contracts offered to qualified employee benefit plans; (12) any state, county, city, department, authority or similar agency prohibited by law from paying a sales charge; (13) any unallocated account held by a third party administrator, registered investment adviser, trust company, or bank trust department which exercises discretionary authority and holds the account in a fiduciary, agency, custodial or similar capacity, if in the aggregate of such accounts held by such entity equal or exceed $1,000,000; (14) any deferred compensation plan established for the benefit of any Phoenix Fund trustee or director; provided that sales to persons listed in (1) through (14) above are made upon the written assurance of the purchaser that the purchase is made for investment purposes and that the shares so acquired will not be resold except to the Fund; (15) purchasers of Class A Shares bought through investment advisers and financial planners who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients; (16) retirement plans and deferred compensation plans and trusts used to fund those plans (including, for example, plans qualified or created under sections 401(a), 403(b) or 457 of the Internal Revenue Code), and "rabbi trusts" that buy shares for their own accounts, in each case if those purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for such purchases; (17) 401(k) participants in the Merrill Lynch Daily K Plan (the "Plan") if the Plan has at least $3 million in assets or 500 or more eligible employees; (18) clients of investment advisors or financial planners who buy shares for their own accounts but only if their accounts are linked to a master account of their investment advisor or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements; or (19) any holder of Class I Shares or Investor Shares of the International Predecessor Fund or US Value Predecessor Fund whose shares were converted to Class A Shares of the Phoenix Focused Value Fund or Phoenix Foreign Opportunities Fund, respectively, on June 20, 2005 if any such Class A Shares were still held at the time of purchase of additional Class A Shares. Each of the investors described in (15) through (18) may be charged a fee by the broker, agent or financial intermediary for purchasing shares.

   COMBINATION PURCHASE PRIVILEGE. Your purchase of any Class of Shares of this or any other Affiliated Phoenix Fund (other than Phoenix Money Market Fund Class A Shares), if made at the same time by the same "person," will be added together to determine whether the combined sum entitles you to an immediate reduction in sales charges. A "person" is defined in this and the following sections as (a) any individual, their spouse and minor children purchasing shares for his or their own account (including an IRA account) including his or their own trust;
(b) a trustee or other fiduciary purchasing for a single trust, estate or single fiduciary account (even though more than one beneficiary may exist); (c) multiple employer trusts or Section 403(b) plans for the same employer; (d) multiple accounts (up to 200) under a qualified employee benefit plan or administered by a third party administrator; or (e) trust companies, bank trust departments, registered investment advisers, and similar entities placing orders or providing administrative services with respect to funds over which they exercise discretionary investment authority and which are held in a fiduciary, agency, custodial or similar capacity, provided all shares are held of record in the name, or nominee name, of the entity placing the order.


   An "Affiliated Phoenix Fund" means any other mutual fund advised, subadvised or distributed by the Adviser or Distributor or any corporate affiliate of either or both the Adviser and Distributor provided such other mutual fund extends reciprocal privileges to shareholders of the Phoenix Funds.

   LETTER OF INTENT. If you sign a Letter of Intent, your purchase of any Class of Shares of this or any other Affiliated Phoenix Fund (other than Phoenix Money Market Fund Class A Shares), if made by the same person within a 13-month period, will be added together to determine whether you are entitled to an immediate reduction in sales charges. Sales charges are reduced based on the overall amount you indicate that you will buy under the Letter of Intent. The Letter of Intent is a mutually non-binding arrangement between you and the Distributor. Since the Distributor doesn't know whether you will ultimately fulfill the Letter of Intent, shares worth 5% of the amount of each purchase will be set aside until you fulfill the Letter of Intent. When you buy enough shares to fulfill the Letter of Intent, these shares will no longer be restricted. If, on the other hand, you do not satisfy the Letter of Intent, or otherwise wish to sell any restricted shares, you will be given the choice of either buying enough shares to fulfill the Letter of Intent or paying the difference between any sales charge you previously paid and the otherwise applicable sales charge based on the intended aggregate purchases described in the Letter of Intent. You will be given 20 days to make this decision. If you do not exercise either election, the Distributor will automatically redeem the number of your restricted shares needed to make up the deficiency in sales charges received. The Distributor will redeem restricted Class A Shares before Class C Shares. Oldest shares will be redeemed before selling newer shares. Any remaining shares will then be deposited to your account.


   RIGHT OF ACCUMULATION. The value of your account(s) in any class of shares of any of these Funds or any other Affiliated Phoenix Fund (other than Phoenix Money Market Fund), may be added together at the time of each purchase to determine whether the combined sum entitles you to a prospective reduction in sales charges. You must provide certain account information to the Distributor at the time of purchase to exercise this right.


   ASSOCIATIONS. Certain groups or associations may be treated as a "person" and qualify for reduced Class A Share sales charges. The group or association must:
(1) have been in existence for at least six months; (2) have a legitimate purpose other than to purchase mutual fund shares at a reduced sales charge; (3) work through an investment dealer; or (4) not be a group whose sole reason for existing is to consist of members who are credit card holders of a particular company, policyholders of an insurance company, customers of a bank or a broker-dealer or clients of an investment adviser.

CLASS C SHARES--WAIVER OF SALES CHARGES

   The CDSC is waived on the redemption (sale) of Class C Shares if the redemption is made (a) within one year of death (i) of the sole shareholder on an individual account, (ii) of a joint tenant where the surviving joint tenant is the deceased's spouse, or (iii) of the beneficiary of a Uniform Gifts to Minors Act (UGMA), Uniform Transfers to Minors Act (UTMA) or other custodial account; (b) within one year of disability, as defined in Code Section 72(m)(7);
(c) as a mandatory distribution upon reaching age 70 1/2 under any retirement plan qualified under Code Sections 401, 408 or 403(b) or resulting from the tax-free return of an excess contribution to an IRA; (d) by 401(k) plans using an approved participant tracking system for participant hardships, death, disability or normal retirement, and loans which are subsequently repaid; (e) based on the exercise of exchange privileges among Class C Shares of this or any other Affiliated Phoenix Fund; (f) based on any direct rollover transfer of shares from an established Affiliated Phoenix Fund qualified plan into an Affiliated Phoenix Fund IRA by participants terminating from the qualified plan; and (g) based on the systematic withdrawal program. If, as described in condition (a) above, an account is transferred to an account registered in the name of a deceased's estate, the CDSC will be waived on any redemption from the estate account occurring within one year of the death.

IMMEDIATE INVESTMENT

   In order to obtain immediate investment of funds, initial and subsequent purchases of shares of a Fund may also be made by wiring Federal Funds (monies held in a bank account with a Federal Reserve Bank) directly pursuant to the following instructions:

   (1) For initial investments, telephone the Trust at (800) 367-5877. Certain information will be requested from you regarding the account, and an account number will be assigned.

   (2) Once an account number has been assigned, direct your bank to wire the Federal Funds to State Street Bank and Trust Company, Custody & Shareholder Services Division, Boston, Massachusetts 02105, attention of the appropriate Fund of the Phoenix Adviser Trust. Your bank must include the account number and the name(s) in which your account is registered in its wire and also request a telephone advice. Your bank may charge a fee to you for transmitting funds by wire.

   An order for shares of a Fund purchased with Federal Funds will be accepted on the business day Federal Funds are wired provided the Federal Funds are received by 4:00 p.m. on that day; otherwise, the order will not be accepted until the next business day. Shareholders should bear in mind that wire transfers may take two or more hours to complete.

   Promptly after an initial purchase of shares made by wiring Federal Funds directly, the shareholder should complete and mail to PEPCO an Account Application.


                            INVESTOR ACCOUNT SERVICES

   The Funds offer accumulation plans, withdrawal plans and reinvestment and exchange privileges. Certain privileges may not be available in connection with all classes. In most cases, changes to account services may be accomplished over the phone.

Inquiries regarding policies and procedures relating to shareholder account services should be directed to Shareholder Services at (800) 243-1574. Broker-dealers may impose their own restrictions and limits on accounts held through the broker-dealer. Please consult your broker-dealer for account restriction and limit information.

EXCHANGES

   Under certain circumstances, shares of any Phoenix Fund may be exchanged for shares of the same class of another Phoenix Fund or any other Affiliated Phoenix Fund on the basis of the relative net asset values per share at the time of the exchange. Class C Shares are exchangeable for Class T Shares of those funds offering them. Exchanges are subject to the minimum initial investment requirement of the designated Fund, except if made in connection with the Systematic Exchange privilege. Shareholders may exchange shares held in book-entry form for an equivalent number (value) of the same class of shares of any other Affiliated Phoenix Fund, if currently offered. On exchanges with share classes that carry a contingent deferred sales charge, the CDSC schedule of the original shares purchased continues to apply. The exchange of shares is treated as a sale and purchase for federal income tax purposes (see also "Dividends, Distributions and Taxes"). Exchange privileges may not be available for all Phoenix Funds, and may be rejected or suspended.

   SYSTEMATIC EXCHANGES. If the conditions above have been met, you or your broker may, by telephone or written notice, elect to have shares exchanged for the same class of shares of another Phoenix Fund or any other Affiliated Phoenix Fund automatically on a monthly, quarterly, semiannual or annual basis or may cancel this privilege at any time. If you maintain an account balance of at least $5,000, or $2,000 for tax qualified retirement benefit plans (calculated on the basis of the net asset value of the shares held in a single account), you may direct that shares be automatically exchanged at predetermined intervals for shares of the same class of another Affiliated Phoenix Fund. This requirement does not apply to Phoenix "Self Security" program participants. Systematic exchanges will be executed upon the close of business on the 10th day of each month or the next succeeding business day. Exchanges will be based upon each Fund's net asset value per share next computed after the close of business on the 10th day of each month (or next succeeding business day), without sales charge. Systematic exchange forms are available from the Distributor.

DIVIDEND REINVESTMENT ACROSS ACCOUNTS

   If you maintain an account balance of at least $5,000, or $2,000 for tax qualified retirement benefit plans (calculated on the basis of the net asset value of the shares held in a single account), you may direct that any dividends and distributions paid with respect to shares in that account be automatically reinvested in a single account of one of the other Phoenix Funds or any other Affiliated Phoenix Fund at net asset value. You should obtain a current prospectus and consider the objectives and policies of each Fund carefully before directing dividends and distributions to another Fund. Reinvestment election forms and prospectuses are available from PEPCO. Distributions may also be mailed to a second payee and/or address. Requests for directing distributions to an alternate payee must be made in writing with a signature guarantee of the registered owner(s). To be effective with respect to a particular dividend or distribution, notification of the new distribution option must be received by the Transfer Agent at least three days prior to the record date of such dividend or distribution. If all shares in your account are repurchased or redeemed or transferred between the record date and the payment date of a dividend or distribution, you will receive cash for the dividend or distribution regardless of the distribution option selected.

INVEST-BY-PHONE

   This expedited investment service allows a shareholder to make an investment in an account by requesting a transfer of funds from the balance of their bank account. Once a request is phoned in, PEPCO will initiate the transaction by wiring a request for monies to the shareholder's commercial bank, savings bank or credit union via Automated Clearing House ("ACH"). The shareholder's bank, which must be an ACH member, will in turn forward the monies to PEPCO for credit to the shareholder's account. ACH is a computer based clearing and settlement operation established for the exchange of electronic transactions among participating depository institutions.

   To establish this service, please complete an Invest-by-Phone Application and attach a voided check if applicable. Upon PEPCO's acceptance of the authorization form (usually within two weeks) shareholders may call toll free
(800) 367-5877 prior to 3:00 p.m. (New York time) to place their purchase request. Instructions as to the account number and amount to be invested must be communicated to PEPCO. PEPCO will then contact the shareholder's bank via ACH with appropriate instructions. The purchase is normally credited to the shareholder's account the day following receipt of the verbal instructions. The Trust may delay the mailing of a check for redemption proceeds of Trust shares purchased with a check or via Invest-by-Phone service until the Trust has assured itself that good payment has been collected for the purchase of the shares, which may take up to 15 days. The Trust and PEPCO reserve the right to modify or terminate the Invest-by-Phone service for any reason or to institute charges for maintaining an Invest-by-Phone account.

SYSTEMATIC WITHDRAWAL PROGRAM

   The Systematic Withdrawal Program (the "Program") allows you to periodically redeem a portion of your account on a predetermined monthly, quarterly, semiannual or annual basis. A sufficient number of full and fractional shares will be redeemed so that the designated payment is made on or about the 20th day of the month. Shares are tendered for redemption by the Transfer Agent, as agent for the shareowner, on or about the 15th of the month at the closing net asset value on the date of redemption. The Program also provides for redemptions to be tendered on or about the 10th, 15th or 25th of the month with proceeds to be directed through the ACH to your bank account. In addition to the limitations stated below, withdrawals may not be less than $25 and minimum account balance requirements shall continue to apply.

   Shareholders participating in the Program must own shares of a Fund worth $5,000 or more, as determined by the then current net asset value per share, and elect to have all dividends reinvested. The purchase of shares while participating in the withdrawal program will ordinarily be disadvantageous to the Class A Shares investor since a sales charge will be paid by the investor on the purchase of Class A Shares at the same time as other shares are being redeemed. For this reason, investors in Class A Shares may not participate in an automatic investment program while participating in the Program.

   Through the Program, Class C shareholders may withdraw up to 1% of their aggregate net investments (purchases, at initial value, to date net of non-Program redemptions) each month or up to 3% of their aggregate net investments each quarter without incurring otherwise applicable CDSCs. Class C shareholders redeeming more shares than the percentage permitted by the withdrawal program will be subject to any applicable contingent deferred sales charge on all shares redeemed. Accordingly, the purchase of Class C Shares will generally not be suitable for an investor who anticipates withdrawing sums in excess of the above limits shortly after purchase.


                              HOW TO REDEEM SHARES

   Under the 1940 Act, payment for shares redeemed must ordinarily be made within seven days after tender. The right to redeem shares may be suspended and payment therefor postponed during periods when the NYSE is closed, other than customary weekend and holiday closings, or if permitted by rules of the SEC, during periods when trading on the NYSE is restricted or during any emergency which makes it impracticable for the Trust to dispose of its securities or to determine fairly the value of its net assets or during any other period permitted by order of the SEC for the protection of investors. Furthermore, the Transfer Agent will not mail redemption proceeds until checks received for shares purchased have cleared, which may take up to 15 days or more after receipt of the check. See the Funds' current Prospectus for further information.


   The Trust has authorized one or more brokers to receive on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Trust's behalf. The Trust will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Customer orders will be priced at the Funds' net asset values next computed after they are received by an authorized broker or the broker's authorized designee.


   Redemptions by Class C shareholders will be subject to the applicable deferred sales charge, if any.

   A shareholder should contact his/her broker-dealer if he/she wishes to transfer shares from an existing broker-dealer street name account to a street name account with another broker-dealer. The Funds have no specific procedures governing such account transfers.

REDEMPTION OF SMALL ACCOUNTS

   Each shareholder account in the Funds which has been in existence for at least one year and which has a value of less than $200 due to redemption activity may be redeemed upon the giving of not less than 60 days written notice to the shareholder mailed to the address of record. During the 60-day period following such notice, the shareholder has the right to add to the account to bring its value to $200 or more. See the Funds' current Prospectus for more information.

BY MAIL

   Shareholders may redeem shares by making written request, executed in the full name of the account, directly to Phoenix Funds, c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301. However, when certificates for shares are in the possession of the shareholder, they must be mailed or presented, duly endorsed in the full name of the account, with a written request to PEPCO that the Trust redeem the shares. See the Funds' current Prospectus for more information.

TELEPHONE REDEMPTIONS

   Shareholders who do not have certificated shares may redeem up to $50,000 worth of their shares by telephone. See the Funds' current Prospectus for additional information.

REDEMPTION IN KIND

   To the extent consistent with state and federal law, the Trust may make payment of the redemption price either in cash or in kind. However, the Trust has elected to pay in cash all requests for redemption by any shareholder of record, limited in respect to each shareholder during any 90-day period to the lesser of $250,000 or 1% of the net asset value of the Trust at the beginning of such period. This election has been made pursuant to Rule 18f-1 under the 1940 Act and is irrevocable while the Rule is in effect unless the SEC, by order, permits the withdrawal thereof. In case of a redemption in kind, securities delivered in payment for shares would be readily marketable and valued at the same value assigned to them in computing the net asset value per share of a Fund. A shareholder receiving such securities would incur brokerage costs when he sold the securities.

ACCOUNT REINSTATEMENT PRIVILEGE

   Shareholders who may have overlooked features of their investment at the time they redeemed have a privilege of reinvestment of their investment at net asset value. See the Funds' current Prospectus for more information and conditions attached to this privilege.


                       DIVIDENDS, DISTRIBUTIONS AND TAXES

QUALIFICATION AS A REGULATED INVESTMENT COMPANY ("RIC")

   Each Fund within the Trust is separate for investment and accounting purposes and is treated as a separate entity for federal income tax purposes. Each Fund has elected to qualify and intends to qualify as a RIC under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In each taxable year that a Fund qualifies as a RIC, it (but not its shareholders) will be relieved of federal income tax on that portion of its taxable and, if any, tax-exempt net investment income and net capital gains that are currently distributed (or deemed distributed) to its shareholders. To the extent that a Fund fails to distribute all of its taxable income, it will be subject to corporate income tax (currently 35%) on any retained ordinary investment income or short-term capital gains, and corporate income tax (currently 15%) on any undistributed long-term capital gains.

   Each Fund intends to make timely distributions, if necessary, sufficient in amount to avoid the non-deductible 4% excise tax that is imposed on a RIC to the extent that it fails to distribute, with respect to each calendar year, at least 98% of its ordinary income (not including tax-exempt interest) for such calendar year and 98% of its net capital gains as determined for a one-year period ending on October 31 of such calendar year (or as determined on a fiscal year basis, if the Fund so elects). In addition, an amount equal to any undistributed investment company taxable income or capital gain net income from the previous calendar year must also be distributed to avoid the excise tax. The excise tax is imposed on the amount by which the regulated investment company does not meet the foregoing distribution requirements. If each Fund has taxable income that would be subject to the excise tax, each Fund intends to distribute such income so as to avoid payment of the excise tax.

   The Code sets forth numerous criteria that must be satisfied in order for each Fund to qualify as a RIC. Among these requirements, each Fund must meet the following tests for each taxable year: (a) derive in each taxable year at least 90% of its gross income from dividends, interest and gains from the sale or other disposition of securities; and (b) meet certain diversification requirements imposed under the Code at the end of each quarter of the taxable year. If in any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income will be taxed at corporate rates. In addition, if in any tax year a Fund does not qualify as a RIC for state tax purposes a capital gain dividend may not retain its character in the hands of the shareholder for state tax purposes.

   In addition to meeting the 90% test, in order to qualify as a RIC each Fund will be required to distribute annually to its shareholders as dividends (not including "capital gains dividends," discussed below) at least 90% of its ordinary investment income and short-term capital gains, with certain modifications. Each Fund intends to make distributions to shareholders that will be sufficient to meet the 90% distribution requirement.

   Dividends may be paid from net investment income. Distribution of net realized short-term and long-term capital gains will be distributed at least annually. Income dividends will be reinvested in additional shares at net asset value, unless the shareholder elects to receive dividends in cash. Whether received in shares or cash, dividends paid by a Fund from net investment income and distributions from any net short-term capital gains are taxable to shareholders as ordinary income. Distributions of net long-term capital gains, if any, realized on sales of investments for the fiscal year normally will be distributed following the end of the Funds' fiscal year. Distributions of net long-term capital gains are taxable to shareholders as such, whether paid in cash or additional shares of a Fund and regardless of the length of time the shares have been owned by the shareholder. Net short-term capital gains are net realized short-term capital gains, generally including net premiums from expired options, net gains from closing purchase transactions, and net short-term gains from securities sold upon the exercise of options or otherwise, less any net realized long-term capital losses. Distributions paid by a Fund generally are subject to taxation as of the date of payment, whether received by shareholders in cash or in shares of the Fund, and whether representing an ordinary distribution or a long-term capital gains distribution. No dividends or distributions will be made to a shareholder on shares for which no payment has been received.

   Each Fund must also diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets consists of cash, cash items, U.S. Government securities, and other securities limited generally with respect to any one issuer to not more than 5% of the total assets of that Fund and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any issuer (other than U.S. Government securities). Each Fund intends to comply with all of the foregoing criteria for qualification as a RIC; however, there can be no assurance that each Fund will so qualify and continue to maintain its status as a RIC. If a Fund were unable for any reason to maintain its status as a RIC for any taxable year, adverse tax consequences would ensue.

TAXATION OF SHAREHOLDERS

   Under the Jobs and Growth Tax Reconciliation Act of 2003, certain qualified dividend income ("QDI") and long-term capital gains will be taxed at a lower tax rate (15%) for individual shareholders. The reduced rate applies to QDI from domestic corporations and certain qualified foreign corporations subject to various requirements and a minimum holding period by both a Fund and its Shareholders. Ordinary distributions made by a Fund to its shareholders are eligible for the reduced rate to the extent the underlying income in the Fund is QDI.

   Distributions from ordinary investment income and net short-term capital gains will be taxed to the shareholders as ordinary dividend income, except for
(a) such portion as may exceed a shareholder's ratable share of the Fund's earnings and profits, which excess will be applied against and reduce the shareholder's cost or other tax basis for his shares and (b) amounts representing a distribution of net capital gains, if any, which are designated by the Fund as capital gain dividends. If the amount described in (a) above exceeds the shareholder's tax basis for his shares, the excess over basis will be treated as gain from the sale or exchange of such shares. Distributions from net long-term capital gain in excess of net short-term capital loss ("capital gain distribution") are treated under the Code as long-term capital gain, for federal income tax purposes. These dividends are paid after taking into account, and reducing the distribution to the extent of, any available capital loss carryforwards. Distributions by a Fund that are designated as capital gain distributions will be taxed to the shareholders as capital gains, and will not be eligible for the corporate dividends-received deduction.

   Dividends declared by a Fund to shareholders of record in October, November or December will be taxable to such shareholders in the year that the dividend is declared, even if it is not paid until the following year (so long as it is actually paid by the Fund prior to February 1). Also, shareholders will be taxable on the amount of long-term capital gains designated by each Fund by written notice mailed to shareholders within 60 days after the close of the year, even if such amounts are not actually distributed to them. Shareholders will be entitled to claim a credit against their own federal income tax liability for taxes paid by each Fund on such undistributed gains, if any. If a shareholder receives a long-term capital dividend with respect to any share and such share is held for less than 6 months, any loss on sale or exchange of such share will be long-term capital loss to the extent of long-term capital dividend payments.

   Dividends and capital gain distributions will be taxable to shareholders as described above whether received in cash or in shares under a Fund's distribution reinvestment plan. With respect to distributions received in cash or reinvested in shares purchased on the open market, the amount of the distribution for tax purposes will be the amount of cash distributed or allocated to the shareholder.

   Shareholders should be aware that the price of shares of a Fund that are purchased prior to a dividend or distribution by the Fund may reflect the amount of the forthcoming dividend or distribution. Such dividend or distribution, when made, would be taxable to shareholders under the principles discussed above even though the dividend or distribution may reduce the net asset value of shares below a shareholder's cost and thus represent a return of a shareholder's investment in an economic sense.

   A high portfolio turnover rate may result in the realization of larger amounts of short-term gains, which are taxable to shareholders as ordinary income.

   Each Fund intends to accrue dividend income for federal income tax purposes in accordance with the rules applicable to regulated investment companies. In some cases, these rules may have the effect of accelerating (in comparison to other recipients of the dividend) the time at which the dividend is taken into account by the Fund as taxable income.

   Distributions by the Fund out of dividend income from domestic corporations may qualify in whole or in part for the dividends received deduction available to corporate shareholders if the distributing Fund does not sell the stock in respect of which it received such dividends before satisfying a 46-day holding period requirement (91 days for certain preferred stock), and the shareholder holds Fund shares for at least 46 days. For this purpose, the distributing Fund holding period in such stock may be reduced for periods during which the Fund reduces its risk of loss from holding the stock (e.g., by entering into option contracts).

TAXATION OF DEBT SECURITIES

   Certain debt securities can be originally issued or acquired at a discount. Special rules apply under the Code to the recognition of income with respect to such debt securities. Under the special rules, the Fund may recognize income for tax purposes without a corresponding current receipt of cash. In addition, gain on a disposition of a debt security subject to the special rules may be treated wholly or partially as ordinary income, not capital gain.

   A Fund may invest in certain investments that may cause it to realize income prior to the receipt of cash distributions, including securities bearing original issue discount. The level of such investments is not expected to affect a Fund's ability to distribute adequate income to qualify as a regulated investment company.

TAXATION OF DERIVATIVES

   All futures contracts and foreign currency contracts entered into by a Fund and all listed nonequity options written or purchased by a Fund (including options on debt securities, options on futures contracts, options on securities indices and options on broad-based stock indices) are governed by Section 1256 of the Code. Absent a tax election to the contrary, gain or loss attributable to the lapse, exercise or closing out of any such position are treated as 60% long-term and 40% short-term capital gain or loss, and on the last trading day of a Fund's taxable year, (and, generally on October 31 for purposes of the 4% excise tax), all outstanding Section 1256 positions are marked to market (i.e., treated as if such positions were closed out at their closing price on such day), and any resulting gain or loss recognized as 60% is long-term and 40% short-term capital gain or loss. Under certain circumstances, entry into a futures contract to sell a security may constitute a short sale for federal income tax purposes, causing an adjustment in the holding period of the underlying security or a substantially identical security in a Fund's portfolio.

   Equity options (including options on stock and options on narrow-based stock indices) and over-the-counter options on debt securities written or purchased by a Fund are subject to tax the character of which will be determined under
Section 1234 of the Code. In general, no loss is recognized by a Fund upon payment of a premium in connection with the purchase of a put or call option. The character of any gain or loss recognized (i.e., long-term or short-term) will generally depend, in the case of a lapse or sale of such option, on the Fund's holding period for such option, and in the case of an exercise of a put option, on the Fund's holding period for the underlying security. The purchase of a put option may constitute a short sale for federal income tax purposes, causing an adjustment in the holding period of the underlying stock or security or a substantially identical stock or security in the Fund's portfolio. The exercise of a call option purchased by a Fund is not a taxable transaction for the Fund. If a Fund writes a put or call option, no gain is recognized upon its receipt of a premium.

   Premiums from expired call options written by a Fund and net gain or loss from closing purchase transactions, which are not section 1256 contracts, are generally treated as short-term capital gain or loss for federal income tax purposes and are taxable to shareholders as ordinary income. If a written call option is exercised, the premium is added to the proceeds of sale of the underlying security, and the gain or loss from such sale will be short- or long-term, depending upon the period such security was held. The exercise of a put option written by a Fund is not a taxable transaction for the Fund.

   Certain offsetting positions held by the Funds (including certain positions involving financial futures and options transactions) may be considered, for tax purposes, to constitute "straddles." Depending on whether certain elections are available and made by the Funds losses realized by the Funds on one or more position in such a straddle may be deferred to the extent of unrealized gain in the offsetting position. Moreover, short-term capital losses on straddle positions may be recharacterized as long-term capital losses, and long-term capital gains may be treated as short-term capital gains.

   Positions of a Fund which consist of at least one stock and at least one stock option or other position with respect to a related security which substantially diminishes the Fund's risk of loss with respect to such stock could be treated as a "straddle" which is governed by Section 1092 of the Code, the operation of which may cause deferral of losses, adjustments in the holding periods of stock or securities and conversion of short-term capital losses into long-term capital losses. An exception to these straddle rules exists for any "qualified covered call options" on stock options written by a Fund.

   Positions of a Fund which consist of at least one debt security not governed by Section 1256 and at least one futures or currency contract or listed nonequity option governed by Section 1256 which substantially diminishes the Fund's risk of loss with respect to such debt security are treated as a "mixed straddle." Although mixed straddles are subject to the straddle rules of Section 1092 of the Code, certain tax elections exist for them which reduce or eliminate the operation of these rules. Each Fund will monitor these transactions and may make certain tax elections in order to mitigate the operation of these rules and prevent disqualification of the Fund as a regulated investment company for federal income tax purposes.

   These special tax rules applicable to options, futures and currency transactions could affect the amount, timing and character of a Fund's income or loss and hence of its distributions to shareholders by causing holding period adjustments, converting short-term capital losses into long-term capital losses, and accelerating a Fund's income or deferring its losses.

   The tax consequences of certain investments and other activities that the Funds may make or undertake (such as, but not limited to, dollar roll agreements) are not entirely clear. While the Funds will endeavor to treat the tax items arising from these transactions in a manner which it believes to be appropriate, assurance cannot be given that the Internal Revenue Service or a court will agree with the Funds' treatment and that adverse tax consequences will not ensue.

TAXATION OF FOREIGN INVESTMENTS

   Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time it actually collects such receivables or pays such liabilities generally are treated as ordinary gain or loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts and options, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as section 988 gains or losses, may increase or decrease the amount of each Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

   If a Fund invests in stock of certain passive foreign investment companies, the Fund may be subject to U.S. federal income taxation on a portion of any "excess distribution" with respect to, or gain from the disposition of, such stock. The tax would be determined by allocating such distribution or gain ratably to each day of the Fund's holding period for the stock. The distributions or gain so allocated to any taxable year of the Fund, other than the taxable year of the excess distribution or disposition, would be taxed to the Fund at the highest ordinary income rate in effect for such year, and the tax would be further increased by an interest charge to reflect the value of the tax deferral deemed to have resulted from the ownership of the foreign company's stock. Any amount of distribution or gain allocated to the taxable year of the distribution or disposition would be included in the Fund's investment company taxable income and, accordingly, would not be taxable to the Fund to the extent distributed by the Fund as a dividend to its shareholders. The Fund may elect to mark to market (i.e., treat as if sold at their closing market price on same day), its investments in passive foreign investment companies and avoid any tax and or interest charge on excess distributions.

   The Funds may be subject to tax on dividend or interest income received from securities of non-U.S. issuers withheld by a foreign country at the source. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of tax or exemption from tax on income. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Fund's assets to be invested within various countries is not known.

   It is expected that the Funds will not be eligible to elect to pass-through to its shareholders the amount of foreign income and similar taxes paid by it, so that shareholders will not be eligible to claim a foreign tax credit or to deduct their pro rata share of such foreign taxes. Such foreign taxes generally will reduce the net income of the Funds distributable to shareholders. If the Funds were eligible to make the pass-through election, and so elected, shareholders would be notified regarding the relevant items to be taken into account by the shareholders.

SALE OR EXCHANGE OF FUND SHARES

   Redemptions, including exchanges, of shares may give rise to recognized gains or losses, except as to those investors subject to tax provisions that do not require them to recognize such gains or losses. Gain or loss will be recognized by a shareholder upon the sale of his shares in a Fund or upon an exchange of his shares in a Fund for shares in another Fund. Provided that the shareholder is not a dealer in such shares, such gain or loss will generally be treated as capital gain or loss, measured by the difference between the adjusted basis of the shares and the amount realized therefrom. Under current law, capital gains (whether long-term or short-term) of individuals and corporations are fully includable in taxable income. Capital losses (whether long-term or short-term) may offset capital gains plus (for non-corporate taxpayers only) up to $3,000 per year of ordinary income.

   All or a portion of a loss realized upon the redemption, including exchanges, of shares may be disallowed under "wash sale" rules to the extent shares are purchased (including shares acquired by means of reinvested dividends) within a 61-day period beginning 30 days before and ending 30 days after such redemption. Any loss realized upon a shareholder's sale, redemption or other disposition of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any distribution of long-term capital gains with respect to such shares.

   Under certain circumstances, the sales charge incurred in acquiring shares of a Fund may not be taken into account in determining the gain or loss on the disposition of those shares. This rule applies where shares of a Fund are disposed of within 90 days after the date on which they were acquired and new shares of a regulated investment company are acquired without a sales charge or at a reduced sales charge. In that case, the gain or loss realized on the disposition will be determined by excluding from the charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of the shareholder having incurred a sales charge initially. The portion of the sales charge affected by this rule will be treated as a sales charge paid for the new shares.

TAX INFORMATION

   Written notices will be sent to shareholders regarding the tax status of all distributions made (or deemed to have been made) during each taxable year, including the amount of QDI for individuals, the amount qualifying for the corporate dividends-received deduction (if applicable) and the amount designated as capital gain dividends, undistributed capital gains (if any), tax credits (if applicable), and cumulative return of capital (if any).

IMPORTANT NOTICE REGARDING TAXPAYER IRS CERTIFICATION

   Pursuant to IRS Regulations, the Fund may be required to withhold a percentage of all reportable payments, including any taxable dividends, capital gains distributions or share redemption proceeds, at the rate in effect when such payments are made, for an account which does not have a taxpayer identification number or social security number and certain required certifications. The Funds reserve the right to refuse to open an account for any person failing to provide a taxpayer identification number along with the required certifications. The Funds will furnish shareholders, within 31 days after the end of the calendar year, with information which is required by the Internal Revenue Service for preparing income tax returns.

   Some shareholders may be subject to withholding of federal income tax on dividends and redemption payments from the Funds ("backup withholding") at the rate in effect when such payments are made. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Generally, shareholders subject to backup withholding will be (i) those for whom a certified taxpayer identification number is not on file with the Fund, (ii) those about whom notification has been received (either by the shareholder or the Fund) from the Internal Revenue Service that they are subject to backup withholding or (iii) those who, to the Fund's knowledge, have furnished an incorrect taxpayer identification number. Generally, to avoid backup withholding, an investor must, at the time an account is opened, certify under penalties of perjury that the taxpayer identification number furnished is correct and that he or she is not subject to backup withholding.

FOREIGN SHAREHOLDERS

   Dividends paid by the Funds from net investment income and net realized short-term capital gains to a shareholder who is a nonresident alien individual, a foreign trust or estate, a foreign corporation or a foreign partnership (a "foreign shareholder") will be subject to United States withholding tax at a rate of 30% unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Foreign shareholders are urged to consult their own tax advisors concerning the applicability of the United States withholding tax and any foreign taxes.

OTHER TAX CONSEQUENCES

   This discussion of the federal income tax treatment of the Funds and their distributions is based on the federal income tax law in effect as of the date of this Statement of Additional Information. The information included in the Prospectus with respect to taxes, in conjunction with the foregoing, is a general and abbreviated summary of applicable provisions of the Code and Treasury regulations now in effect as currently interpreted by the courts and the Internal Revenue Service. The Code and these Regulations, as well as the current interpretations thereof, may be changed at any time by legislative, judicial, or administrative action and which, if changed, may be applied retroactively to a Fund, its shareholders and/or its assets. No rulings have been sought from the Internal Revenue Service with respect to any of the tax matters discussed above. Accordingly, prospective purchasers are urged to consult their tax advisors with specific reference to their own tax situation, including the potential application of federal, state, local and foreign taxes.

   The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons, i.e., U.S. citizens and residents and U.S. corporations, partnerships, trusts and estates. It does not address the special tax rules applicable to certain classes of investors, such as insurance companies. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of a Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or at a lower rate under an applicable income tax treaty) on amounts constituting ordinary income received by him or her, where such amounts are treated as income from U.S. sources under the Code.

   In addition to the federal income tax consequences, described above, applicable to an investment in a Fund, there may be state or local tax considerations and estate tax considerations applicable to the circumstances of a particular investor.

   Different tax treatment, including a penalty on certain distributions, excess contributions or other transactions is accorded to accounts maintained as IRAs or other retirement plans. Investors should consult their tax advisers for more information.

   Dividends, distributions and redemption proceeds also may be subject to state, local and foreign taxes depending upon each shareholder's particular situation. Shareholders should consult their tax advisers about the application of the provisions of tax law described in this statement of additional information and about the possible application of state, local and foreign taxes in light of their particular tax situations.

                         TAX SHELTERED RETIREMENT PLANS

   Shares of the Fund are offered in connection with the following qualified prototype retirement plans: IRA, Rollover IRA, SEP-IRA, SIMPLE IRA, Roth IRA, 401(k), Profit-Sharing, Money Purchase Pension Plans and 403(b) Retirement Plans. Write or call PEPCO (800) 243-4361 for further information about the plans.

MERRILL LYNCH DAILY K PLAN

   Class A Shares of the Fund are made available to Merrill Lynch Daily K Plan (the "Plan") participants at NAV without an initial sales charge if:

   (i) the Plan is recordkept on a daily valuation basis by Merrill Lynch and, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the Plan has $3 million or more in assets invested in broker/dealer funds not advised or managed by Merrill Lynch Asset Management L.P. ("MLAM") that are made available pursuant to a Service Agreement between Merrill Lynch and the fund's principal underwriter or distributor and in funds advised or managed by MLAM (collectively, the "Applicable Investments");

   (ii) the Plan is recordkept on a daily valuation basis by an independent recordkeeper whose services are provided through a contract or alliance arrangement with Merrill Lynch, and, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the Plan has $3 million or more in assets, excluding money market funds, invested in Applicable Investments; or

   (iii) the Plan has 500 or more eligible employees, as determined by a Merrill Lynch plan conversion manager, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement.


                                 THE DISTRIBUTOR

   PEPCO, a registered broker-dealer which is an indirect wholly-owned subsidiary of PNX, serves as Distributor of the Trust's shares.

   The Trust and PEPCO have entered into an Underwriting Agreement under which PEPCO has agreed to use its best efforts to find purchasers for Trust shares and the Trust has granted to PEPCO the exclusive right to purchase from the Trust and resell, as principal, shares needed to fill unconditional orders for Trust shares. PEPCO may sell Trust shares through its registered representatives or through securities dealers with whom it has sales agreements. PEPCO may also sell Trust shares pursuant to sales agreements entered into with bank-affiliated securities brokers who, acting as agent for their customers, place orders for Trust shares with PEPCO. It is not anticipated that termination of sales agreements with banks and bank affiliated securities brokers would result in a loss to their customers or a change in the net asset value per share of a Fund of the Trust.


   For its services under the Underwriting Agreement, PEPCO receives sales charges on transactions in Trust shares and retains such charges less the portion thereof allowed to its registered representatives and to securities dealers and securities brokers with whom it has sales agreements. In addition, PEPCO may receive payments from the Trust pursuant to the Distribution Plans described below. For the fiscal year ended February 28, 2005, there were no contingent deferred sales charges paid by investors upon certain redemptions of Class A shares and Class C shares.


DEALER CONCESSIONS

   Dealers with whom the Distributor has entered into sales agreements receive a discount or commission as described below.

           AMOUNT OF
          TRANSACTION           SALES CHARGE AS A PERCENTAGE   SALES CHARGE AS A PERCENTAGE          DEALER DISCOUNT
       AT OFFERING PRICE              OF OFFERING PRICE             OF AMOUNT INVESTED        PERCENTAGE OF OFFERING PRICE
 ----------------------------------------------------------------------------------------------------------------------------
Under $50,000                                5.75%                         6.10%                          5.00%

$50,000 but under $100,000                   4.75                          4.99                           4.25

$100,000 but under $250,000                  3.75                          3.90                           3.25

$250,000 but under $500,000                  2.75                          2.83                           2.25

$500,000 but under $1,000,000                2.00                          2.04                           1.75

$1,000,000 or more                           None                          None                           None


   For the fiscal years ended February 28, 2004 and 2005, purchasers of shares of the Funds paid aggregate sales charges of $13,315 and $56,279, respectively, all of which was paid to dealers.

   In addition to the dealer discount on purchases of Class A Shares, the Distributor intends to pay investment dealers a sales commission of 1% of the sale price of Class C Shares sold by such dealers. This sales commission will not be paid to dealers for sales of Class C Shares purchased by 401(k) participants of the Merrill Lynch Daily K Plan (the "Plan") due to waiver of the CDSC for these Plan participants' purchases. Your broker, dealer or investment adviser may also charge you additional commissions or fees for their services in selling shares to you provided they notify the Distributor of their intention to do so.

   Dealers and other entities who enter into special arrangements with the Distributor may receive compensation for the sale and promotion of shares of the Trust and/or for providing other shareholder services. Such fees are in addition to the sales commissions referenced above and may be based upon the amount of sales of fund shares by a dealer; the provision of assistance in marketing of fund shares; access to sales personnel and information dissemination services; provision of recordkeeping and administrative services to qualified employee benefit plans; and other criteria as established by the Distributor. Depending on the nature of the services, these fees may be paid either from the Trust through distribution fees, service fees or transfer agent fees or in some cases, the Distributor may pay certain fees from its own profits and resources. From its own profits and resources, the Distributor does intend to: (a) from time to time, pay special incentive and retention fees to qualified wholesalers, registered financial institutions and third party marketers; (b) pay broker-dealers an amount equal to 1% of the first $3 million of Class A Share purchases by an account held in the name of a qualified employee benefit plan with at least 100 eligible employees, 0.50% on the next $3 million, plus 0.25% on the amount in excess of $6 million; and (c) excluding purchases as described in (b) above, pay broker-dealers an amount equal to 1.00% of the amount of Class A Shares sold from $1,000,000 to $3,000,000, 0.50% on amounts of $3,000,001 to
$10,000,000 and 0.25% on amounts greater than $10,000,000. If part or all of such investment, including investments by qualified employee benefit plans, is subsequently redeemed within one year of the investment date, the broker-dealer will refund to the Distributor such amounts paid with respect to the investment. If part or all of such investment as described in (b) and (c) above, including investments by qualified employee benefit plans, is subsequently redeemed within one year of the investment date, the broker-dealer will refund to the Distributor such amounts paid with respect to the investment. In addition, the Distributor may pay the entire applicable sales charge on purchases of Class A Shares to selected dealers and agents. Any dealer who receives more than 90% of a sales charge may be deemed to be an "underwriter" under the Securities Act of 1933 (the "1933 Act"). PEPCO reserves the right to discontinue or alter such fee payment plans at any time.

   From its own resources and subject to the dealers' prior approval, the Distributor may provide additional compensation to registered representatives of dealers in the form of travel expenses, meals, and lodging associated with training and educational meetings sponsored by the Distributor. The Distributor may also provide gifts amounting in value to less than $100, and occasional meals or entertainment, to registered representatives of dealers. Any such travel expenses, meals, lodging, gifts or entertainment paid will not be preconditioned upon the registered representatives' or dealers' achievement of a sales target. The Distributor may, from time to time, reallow the entire portion of the sales charge on Class A Shares which it normally retains to individual selling dealers. However, such additional reallowance generally will be made only when the selling dealer commits to substantial marketing support such as internal wholesaling through dedicated personnel, internal communications and mass mailings.

   The Distributor has agreed to pay fees to certain distributors for preferred marketing opportunities. These arrangements may be viewed as creating a conflict of interest between these distributors and investors. Investors should make due inquiry of their selling agents to ensure that they are receiving the requisite point of sale disclosures and suitable recommendations free of any influence by reason of these arrangements.

ADMINISTRATIVE SERVICES

   PEPCO also acts as administrative agent of the Trust and as such performs administrative, bookkeeping and pricing functions for the Funds. For its services, PEPCO will be paid a fee equal to the sum of (1) the documented cost of fund accounting and related services provided by PFPC Inc. ("PFPC"), as subagent, plus (2) the documented costs to PEPCO to provide financial reporting and tax services and to oversee the subagent's performance. The current fee schedule of PFPC is based upon the average of the aggregate daily net asset values of all funds in the Phoenix Fund complex serviced by PFPC at the following incremental annual rates:

          First $5 billion                                       0.060%
          $5 Billion to $15 billion                              0.050%
          Greater than $15 billion                               0.030%

   Percentage rates are applied to the aggregate daily net asset value of all the funds serviced by PFPC. Certain minimum fees and fee waivers may apply. Total fees paid by PEPCO to PFPC are allocated among all funds for which it serves as administrative agent on the basis of the relative net assets of each fund. PEPCO commenced acting as administrative agent of the Trust on June 20, 2005. Prior to that time, the Funds did not pay for administrative services related to Class A and Class C shares except for out-of-pocket expenses including networking and/or omnibus account fees.

                               DISTRIBUTION PLANS

   The Trust has adopted a distribution plan for each class of shares (i.e., a plan for the Class A Shares and a plan for the Class C Shares, collectively, the "Plans") in accordance with Rule 12b-1 under the Act, to compensate the Distributor for the services it provides and for the expenses it bears under the Underwriting Agreement. Each class of shares pays a service fee at a rate of 0.25% per annum of the average daily net assets of such class of the Fund and a distribution fee based on average daily net assets at the rate of 0.75% per annum for Class C Shares.

   From the Service Fee the Distributor expects to pay a quarterly fee to qualifying broker-dealer firms, as compensation for providing personal services and/or the maintenance of shareholder accounts, with respect to shares sold by such firms. In the case of shares of the Funds being sold to an affiliated fund of funds, fees payable under the Plans shall be paid to the distributor of the fund of funds. This fee will not exceed on an annual basis 0.25% of the average annual net asset value of such shares, and will be in addition to sales charges on Trust shares which are reallowed to such firms. To the extent that the entire amount of the Service Fee is not paid to such firms, the balance will serve as compensation for personal and account maintenance services furnished by the Distributor.

   Each Plan requires that at least quarterly the Trustees of the Trust review a written report with respect to the amounts expended under the Plans and the purposes for which such expenditures were made. While the Plans are in effect, the Trust will be required to commit the selection and nomination of candidates for Trustees who are not interested persons of the Trust to the discretion of other Trustees who are not interested persons. Each Plan continues in effect from year to year only provided such continuance is approved annually in advance by votes of the majority of both (a) the Board of Trustees of the Trust and (b) the Rule 12b-1 Trustees, cast in person at a meeting called for the purpose of voting on the Plan and any agreements related to the Plan.


   For the fiscal years ended February 28, 2005, the Trust paid to its prior distributor Rule 12b-1 fees in the amount of $330,955.


   No interested person of the Trust and no Trustee who is not an interested person of the Trust, as that term is defined in the Investment Company Act of 1940, had any direct or indirect financial interest in the operation of the Plans.

   The NASD regards certain distribution fees as asset-based sales charges subject to NASD sales load limits. The NASD's maximum sales charge rule may require the Trustees to suspend distribution fees or amend the Plans.


                             MANAGEMENT OF THE TRUST

   The Trust is an open-end management investment company known as a mutual fund. The Trustees of the Trust ("Trustees") are responsible for the overall supervision of the Trust and perform the various duties imposed on Trustees by the 1940 Act and Delaware statutory trust law.

TRUSTEES AND OFFICERS


   The Trustees are responsible for the overall management of the Funds, including establishing the Funds' policies, general supervision and review of their investment activities. The officers who administer the Funds' daily operations, are appointed by the Board of Trustees. The current Trustees and officers of the Trust performing a policy-making function and their affiliations and principal occupations for the past five years are set forth below. The Trustees were first elected by shareholders at a meeting held on May 17, 2005. Unless otherwise noted, the address of each individual is 56 Prospect Street, Hartford, Connecticut 06115-0480. These is no stated term of office for Trustees of the Trust, except for Messrs. Dill and Romans who are each serving a one-year term expiring in 2006.

                              INDEPENDENT TRUSTEES

                                                    NUMBER OF PORTFOLIOS
NAME, ADDRESS                         LENGTH OF        IN FUND COMPLEX        PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
AND DATE OF BIRTH                    TIME SERVED     OVERSEEN BY TRUSTEE        AND OTHER DIRECTORSHIPS HELD BY TRUSTEE
- -----------------                    -----------     -------------------        ---------------------------------------

E. Virgil Conway                    Served since              43           Chairman, Rittenhouse Advisors, LLC (consulting
Rittenhouse Advisors, LLC           2005.                                  firm) since 2001. Trustee/Director, Realty
101 Park Avenue                                                            Foundation of New York (1972-present), Josiah
New York, NY 10178                                                         Macy, Jr., Foundation (privately-owned
DOB: 8/2/29                                                                philanthropy) (Honorary) (2004-present), Pace
                                                                           University (Director/Trustee Emeritus)
                                                                           (2003-present), Greater New York Councils, Boy
                                                                           Scouts of America (1985-present), Academy of
                                                                           Political Science (Vice Chairman) (1985-present),
                                                                           Urstadt Biddle Property Corp. (real estate
                                                                           investment trust) (1989-present), Colgate
                                                                           University, (Trustee Emeritus) (since 2004), The
                                                                           Harlem Youth Development Foundation
                                                                           (1998-present), Chairman, Metropolitan
                                                                           Transportation Authority (1992-2001). Director,
                                                                           Trism, Inc. (trucking and transportation)
                                                                           (1994-2001), Consolidated Edison Company of New
                                                                           York, Inc. (1970-2002), Atlantic Mutual Insurance
                                                                           Company (1974-2002), Centennial Insurance Company
                                                                           (1974-2002), Union Pacific Corp. (1978-2002),
                                                                           Blackrock Freddie Mac Mortgage Securities Fund
                                                                           (Advisory Director) (1990-2000), Accuhealth
                                                                           (1994-2002), Pace University (1978-2003), New
                                                                           York Housing Partnership Development Corp.)
                                                                           (Chairman) (1981-2003), Josiah Macy, Jr.,
                                                                           Foundation (privately-owned philanthropy)
                                                                           (1975-2004).

Harry Dalzell-Payne                 Served since              43           Currently retired.
The Flat, Elmore Court              2005.
Elmore, GL05, GL2 3NT U.K.
DOB: 8/9/29

S. Leland Dill                      Served since              41           Currently retired. Trustee, Scudder Investments
7721 Blue Heron Way                 2005.                                  (33 portfolios) (1986-present). Director, Coutts
West Palm Beach, FL 33412                                                  & Co. Trust Holdings Limited (1991-1999), Coutts
DOB: 3/28/30                                                               & Co. Group (1994-1999) and Coutts & Co.
                                                                           International (USA) (private banking) (1992-2000).

Francis E. Jeffries                 Served since              44           Director, The Empire District Electric Company
8477 Bay Colony Dr. #902            2005.                                  (1984-present).
Naples, FL 34108
DOB: 9/23/30

Leroy Keith, Jr.                    Served since              41           Partner, Stonington Partners, Inc. (private
Stonington Partners, Inc.           2005.                                  equity fund) since 2001. Chairman (1995 to 2000)
736 Market Street, Ste. 1430                                               and Chief Executive Officer (1995-1998), Carson
Chattanooga, TN 37402                                                      Products Company (cosmetics). Director/Trustee,
DOB: 2/14/39                                                               Evergreen Funds (6 portfolios).

                                                    NUMBER OF PORTFOLIOS
NAME, ADDRESS                         LENGTH OF        IN FUND COMPLEX        PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
AND DATE OF BIRTH                    TIME SERVED     OVERSEEN BY TRUSTEE        AND OTHER DIRECTORSHIPS HELD BY TRUSTEE
- -----------------                    -----------     -------------------        ---------------------------------------
Geraldine M. McNamara               Served since              43           Managing Director, U.S. Trust Company of New York
U.S. Trust Company of NY            2005.                                  (private bank) (1982-present). 11West 54th Street
New York, NY 10036
DOB: 4/17/51

Everett L. Morris                   Served since              43           Currently retired. Director, W. H. Reaves and
164 Laird Road                      2005.                                  Company (investment management) (2004-present),
Colts Neck, NJ 07722                                                       Vice President, W.H. Reaves and Company
DOB: 5/26/28                                                               (1993-2003).

James M. Oates                      Served since              41           Chairman, Hudson Castle Group Inc. (formerly IBEX
c/o Northeast Partners              2005.                                  Capital Markets Inc.) (financial services)
150 Federal Street, Ste. 1000                                              (1997-present). Managing Director, Wydown Group
Boston, MA 02109                                                           (consulting firm) (1994-present). Director,
Trustee                                                                    Investors Financial Service Corporation
DOB: 5/31/46                                                               (1995-present), Investors Bank & Trust Corporation
                                                                           (1995-present), Stifel Financial (1996-present),
                                                                           Connecticut River Bancorp (1998-present),
                                                                           Connecticut River Bank (1999-present) and Trust
                                                                           Company of New Hampshire (2002-present). Chairman,
                                                                           Emerson Investment Management, Inc. (2000-present).
                                                                           Vice Chairman, Massachusetts Housing Partnership
                                                                           (1994-1999). Director/Trustee, John Hancock Trust
                                                                           (2004-present), Blue Cross and Blue Shield of New
                                                                           Hampshire (1994-1999), AIB Govett Funds
                                                                           (1991-2000), and Command Systems, Inc. (software)
                                                                           (1998-2000), Phoenix Investment Partners, Ltd.
                                                                           (1995-2001), 1Mind, Inc. (2000-2002), 1Mind.com and
                                                                           Plymouth Rubber Co. (1995-2003). Director and
                                                                           Treasurer, Endowment for Health, Inc. (2000-2004).

Donald B. Romans                    Served since              41           Currently retired. President, Romans & Company
39 S. Sheridan Road                 2005.                                  (private investors and financial consultants)
Lake Forest, IL 60045                                                      (1987-2003). Trustee, Burnham Investors Trust (5
DOB: 4/22/31                                                               portfolios) (1967-2003).

Richard E. Segerson                 Served since              41           Managing Director, Northway Management Company
Northway Management Company         2005.                                  (1998-present).
164 Mason Street
Greenwich, CT 06830
DOB: 2/16/46

                                                    NUMBER OF PORTFOLIOS
NAME, ADDRESS                         LENGTH OF        IN FUND COMPLEX        PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
AND DATE OF BIRTH                    TIME SERVED     OVERSEEN BY TRUSTEE        AND OTHER DIRECTORSHIPS HELD BY TRUSTEE
- -----------------                    -----------     -------------------        ---------------------------------------
Ferdinand L.J. Verdonck             Served since              41           Trustee/Director, Banco Urguijo (Chairman).
Nederpolder, 7                      2005.                                  Trustee/Director EASDAQ (European equity trading
B-9000 Gent, Belgium                                                       platform) (Chairman), The Fleming Continental
DOB: 7/30/42                                                               European Investment Trust, Groupe SNEF, Degussa
                                                                           Antwerpen N.V. (production plant), Santens N.V.
                                                                           (textile), Laco N.V. Managing Director, Almanij
                                                                           N.V. (financial services) (1992-2003).
                                                                           Trustee/Director (1992-2003), KBC Bank and
                                                                           Insurance Holding Company (Euronext) (1992-2003),
                                                                           KBC Bank (1992-2003), KBC Insurance (1992-2003),
                                                                           Kredietbank, S.A. Luzembougeoise (private
                                                                           banking) (1992-2003), Investco N.V. (1992-2003),
                                                                           Gevaert N.V. (participation) (1992-2003), Fidea
                                                                           N.V. (insurance) (1992-2003), Almafin N.V.
                                                                           (1992-2003), Centea N.V. (bank) (1992-2003),
                                                                           Dutch Chamber of Commerce for Belgium and
                                                                           Luxemburg, Phoenix Investment Partners, Ltd.
                                                                           (1995-2001).

Lowell P. Weicker, Jr.              Served since              41           Director, Compuware (1996-present), WWE, Inc.
7 Little Point Street               2005.                                  (sports entertainment) (2000-present), Medallion
Essex, CT 06426                                                            Financial New York (2003-present). President, The
DOB: 5/16/31                                                               Trust for America's Health (non-profit)
                                                                           (2001-present). Director, UST Inc. (tobacco)
                                                                           (1995-2004) and HPSC Inc. (healthcare financing)
                                                                           (1995-2004).


                               INTERESTED TRUSTEES

   Each of the individuals listed below is an "interested person" of the Trust, as defined in Section 2(a)(19) of the 1940 Act, as amended, and the rules and regulations thereunder.

                                    TERM OF OFFICE   NUMBER OF PORTFOLIOS
NAME, ADDRESS, POSITIONS WITH       AND LENGTH OF      IN FUND COMPLEX       PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND
TRUST AND DATE OF BIRTH              TIME SERVED     OVERSEEN BY TRUSTEE           OTHER DIRECTORSHIPS HELD BY TRUSTEE
- -----------------------              -----------     -------------------           -----------------------------------


*Marilyn E. LaMarche                Served since              41           Limited Managing Director, Lazard Freres & Co.
Lazard Freres & Co. LLC             2005.                                  LLC (1997-present). Director, The Phoenix
30 Rockefeller Plaza,                                                      Companies, Inc. (2001-2005) and Phoenix Life
59th Floor                                                                 Insurance Company (1989-2005).
New York, NY 10020
DOB: 5/11/34

                                    TERM OF OFFICE   NUMBER OF PORTFOLIOS
NAME, ADDRESS, POSITIONS WITH       AND LENGTH OF      IN FUND COMPLEX       PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND
TRUST AND DATE OF BIRTH              TIME SERVED     OVERSEEN BY TRUSTEE           OTHER DIRECTORSHIPS HELD BY TRUSTEE
- -----------------------              -----------     -------------------           -----------------------------------
**Philip R. McLoughlin              Served since              71           Director, PXRE Corporation (Delaware)
Chairman                            2005.                                  (1985-present), World Trust Fund (1991-present).
DOB: 10/23/46                                                              Management Consultant (2002-2004),Chairman
                                                                           (1997-2002), Director (1995-2002), Vice Chairman
                                                                           (1995-1997) and Chief Executive Officer
                                                                           (1995-2002), Phoenix Investment Partners, Ltd.
                                                                           (investment management). Director, Executive Vice
                                                                           President and Chief Investment Officer, The
                                                                           Phoenix Companies, Inc. (wealth management)
                                                                           (2001-2002). Director (1994-2002) and Executive
                                                                           Vice President, Investments (1988-2002), Phoenix
                                                                           Life Insurance Company. Director (1983-2002) and
                                                                           Chairman (1995-2002), Phoenix Investment Counsel,
                                                                           Inc. Director (1984-2002) and President
                                                                           (1990-2000), Phoenix Equity Planning Corporation
                                                                           (broker/dealer and transfer agent). Chairman and
                                                                           Chief Executive Officer, Phoenix/Zweig Advisers
                                                                           LLC (1999-2002). Director (2001-2002) and
                                                                           President (April 2002-September 2002), Phoenix
                                                                           Investment Management Company. Director and
                                                                           Executive Vice President, Phoenix Life and
                                                                           Annuity Company (1996-2002). Director (1995-2000)
                                                                           and Executive Vice President (1994-2002) and
                                                                           Chief Investment Counsel (1994-2002), PHL
                                                                           Variable Insurance Company. Director, Phoenix
                                                                           National Trust Company (2001-2002). Director
                                                                           (1985-2002) and Vice President (1986-2002) and
                                                                           Executive Vice President (2002-2002), PM
                                                                           Holdings, Inc. Director (1992-2002) and President
                                                                           (1993-1994), WS Griffith Securities, Inc.


* Ms. LaMarche is an "interested person," as defined in the 1940 Act, by reason of her former position as Director of The Phoenix Companies, Inc. and Phoenix Life Insurance Company.

** Mr. McLoughlin is an "interested person," as defined in the 1940 Act, by reason of his former relationship with Phoenix Investment Partners, Ltd., and its affiliates.

                   OFFICERS OF THE TRUST WHO ARE NOT TRUSTEES

                                   POSITION(S) HELD
NAME, ADDRESS                       WITH TRUST AND                             PRINCIPAL OCCUPATION(S)
AND DATE OF BIRTH                LENGTH OF TIME SERVED                           DURING PAST 5 YEARS
- -----------------                ---------------------                           -------------------

Daniel T. Geraci                 President since 2005.  Executive Vice President, Asset Management, The Phoenix Companies,
DOB: 6/12/57                                            Inc. (wealth management) (2003-present). President and Chief
                                                        Executive Officer, Phoenix Investment Partners, Ltd. (2003-present).
                                                        President, certain funds within the Phoenix Fund Complex
                                                        (2004-present). President and Chief Executive Officer of North
                                                        American Investment Operations, Pioneer Investment Management USA,
                                                        Inc. (2001-2003). President of Private Wealth Management Group
                                                        (2000-2001), Executive Vice President of Distribution and Marketing
                                                        for U.S. institutional services business (1998-2000) and Executive
                                                        Vice President of Distribution and Marketing for Fidelity Canada
                                                        (1996-1998), Fidelity Investments.


George R. Aylward                Executive Vice         Senior Vice President and Chief Executive Officer, Asset Management,
DOB: 8/17/64                     President since 2005.  The Phoenix Companies, Inc. (2004-present). Executive Vice President and Chief Operating Officer, Phoenix Investment Partners, Ltd.
                                                        (2004-present). Vice President, Phoenix Life Insurance Company
                                                        (2002-2004). Vice President, The Phoenix Companies, Inc.
                                                        (2001-2004). Assistant Controller, Phoenix Investment Partners, Ltd.
                                                        (1996-2001). Executive Vice President, certain funds within the
                                                        Phoenix Funds Complex (2004-present).

Francis G. Waltman               Senior Vice            Vice President, Chief Administrative Officer (2003-present), Senior
DOB: 7/27/62                     President since 2005.  Vice President, Chief Administrative Officer, Private Client Group
                                                        (1999-2003), Phoenix Investment Partners, Ltd. Senior Vice
                                                        President, certain funds within the Phoenix Fund Complex
                                                        (2004-present).

Kevin J. Carr                    Vice President,        Vice President and Counsel, Phoenix Life Insurance Company (May
One American Row                 Counsel, Chief         2005-present). Vice President, Counsel, Chief Legal Officer and
Hartford, CT 06102               Legal Officer and      Secretary, certain funds within the Phoenix Fund Complex (May
DOB: 8/3/54                      Secretary              2005-present). Compliance Officer of Investments and Counsel,
                                                        Travelers Life and Annuity Company (Jan 2005-May 2005). Assistant
                                                        General Counsel, The Hartford Financial Services Group (1999-2005).

Nancy G. Curtiss                 Treasurer and Chief    Vice President, Fund Accounting (1994-2000), Treasurer (1996-2000),
DOB: 11/24/52                    Financial Officer      Assistant Treasurer (2001-present), Phoenix Equity Planning
                                 since 2005.            Corporation. Vice President (2003-present), Phoenix Investment
                                                        Partners, Ltd. Treasurer (1994-present) and Chief Financial Officer
                                                        (2005-present), certain funds within the Phoenix Fund Complex.


COMMITTEES OF THE BOARD

   The Board of Trustees has established several standing committees to oversee particular aspects of the Funds' management. They are:


   The Audit Committee. The Audit Committee is responsible for overseeing the Funds' accounting and auditing policies and practices. The Committee reviews the Funds' financial reporting procedures, their system of internal control, the independent audit process, and the Funds' procedures for monitoring compliance with investment restrictions and applicable laws and regulations and with the Code of Ethics. The Audit Committee is composed entirely of Independent Trustees; its members are E. Virgil Conway, Harry Dalzell-Payne, Francis E. Jeffries, Geraldine M. McNamara, Everett L. Morris, James M. Oates, Richard E. Segerson and Lowell P. Weicker, Jr. Since the Trustees were elected in May, 2005 the Committee has not yet met.

   The Executive and Compliance Committee. The function of the Executive and Compliance Committee is to serve as a contract review, compliance review and performance review delegate of the full Board of Trustees as well as to act on behalf of the Board when it is not in session, subject to limitations as set by the Board. Its members are E. Virgil Conway, Harry Dalzell-

Payne, Philip R. McLoughlin, Geraldine M. McNamara, Everett L. Morris and James
M. Oates. Since the Trustees were elected in May, 2005, the Committee has not yet met. Each of the members is an independent trustee, except Mr. McLoughlin, who is an interested trustee.

   The Governance and Nominating Committee. The Governance and Nominating Committee is responsible for developing and maintaining governance principles applicable to the Funds, for nominating individuals to serve as trustees, including as Independent Trustees and annually evaluating the Board and Committees. The Governance and Nominating Committee is composed entirely of Independent Trustees; its members are E. Virgil Conway, Harry Dalzell-
Payne, Leroy Keith, Jr., Geraldine M. McNamara, Everett L. Morris, Ferdinand L.J. Verdonck and Lowell P. Weicker, Jr. The Committee does not currently have a policy regarding whether it will consider nominees recommended by shareholders. Since the Trustees were elected in May, 2005, the Committee has not yet met.


COMPENSATION

   Trustees receive an annual retainer and fees and expenses for attendance at Board and Committee meetings. Officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices, but are compensated for their services by the Adviser. The Trust does not have any retirement plan for its Trustees.


   Since the Trustees were first elected in May, 2005, they received no compensation from the Trust for the Trust's fiscal year ended February 28, 2005.


   For the year ended December 31, 2004, the Trustees received the following compensation:

                                                                                               TOTAL COMPENSATION FROM
                                                                                               TRUST AND FUND COMPLEX
                                                            AGGREGATE                        (71 FUNDS) PAID TO TRUSTEES
        NAME                                               COMPENSATION                           FOR YEAR ENDED
 INDEPENDENT TRUSTEES                                       FROM TRUST                           DECEMBER 31, 2004
 --------------------                                       ----------                           -----------------

E. Virgil Conway                                                 0                                   $169,900

Harry Dalzell-Payne                                              0                                    153,625

S. Leland Dill                                                   0                                     44,000

Francis E. Jeffries                                              0                                     99,250

Leroy Keith, Jr.                                                 0                                     53,500

Geraldine M. McNamara                                            0                                    150,875

Everett L. Morris                                                0                                    165,250

James M. Oates                                                   0                                     97,625

Donald B. Romans                                                 0                                     44,000

Richard E. Segerson                                              0                                     66,875

Ferdinand L.J. Verdonck                                          0                                      6,000

Lowell P. Weicker, Jr.                                           0                                     66,000

 Interested Trustees
 -------------------
Marilyn E. LaMarche                                              0                                     50,500

Philip R. McLoughlin                                             0                                      6,000


- ----------

     o This compensation or a portion thereof, (and the earnings thereon) was deferred pursuant to the Deferred Compensation Plan. At March 31, 2005, the total amount of deferred compensation (including interest and other accumulation earned on the original amounts deferred) accrued for those Trustees who are participating or have participated in the Deferred Compensation Plan are as follows: Mr. Jeffries, $475,477; Ms. McNamara, $200,330; Mr. Morris, $400,330 and Mr. Segerson, $112,618. At present, by agreement among each trust in the Phoenix Fund complex, Phoenix Investment Partners, Ltd. ("PXP") and the electing trustee, trustee fees that are deferred are paid by the trust to PXP. The liability for the deferred compensation obligation appears only as a liability of PXP, and not of the Trust.

     o The following table sets forth information concerning the compensation received by the former trustees of the Trust for the fiscal year ended February 28, 2005 under a different compensation schedule.

                                                                                                TOTAL TRUSTEES' COMPENSATION
                                                         TRUSTEES' AGGREGATE COMPENSATION          FROM THE TRUST AND THE
                                                                  FROM THE TRUST                   JANUS FUND COMPLEX(1)
                                                                  --------------                   ---------------------
   James T. Rothe.............................                       $50,000                              $333,500

   Samuel Boyd, Jr............................                       $50,000                              $50,000

   Arthur F. Lerner...........................                       $50,000                              $50,000

   Dennis B. Mullen...........................                       $50,000                            $465,324(2)

   Maureen T. Upton...........................                       $50,000                              $50,000

- --------------------------

(1) For Mr. Rothe and Mr. Mullen, includes compensation for service on the boards of four Janus trusts comprised of 63 fund portfolios. For Mr. Boyd, Mr. Lerner and Ms. Upton, includes compensation for service on the board of one Janus trust comprised of 2 fund portfolios.

(2) Includes additional compensation paid for service as Independent Chairman of the Board of three Janus trusts.

TRUSTEE OWNERSHIP OF SECURITIES

   Set forth in the table below is the dollar range of equity securities owned by each Trustee as of December 31, 2004.

                                                                                AGGREGATE DOLLAR RANGE OF TRUSTEE
                                                                                      OWNERSHIP IN ALL FUNDS
                                  DOLLAR RANGE OF EQUITY SECURITIES                   OVERSEEN BY TRUSTEE IN
                                       IN A FUND OF THE TRUST                     FAMILY OF INVESTMENT COMPANIES
                                       ----------------------                     ------------------------------
 E. Virgil Conway                             None                                          $1-$10,000
 Harry Dalzell-Payne                          None                                             None
 S. Leland Dill                               None                                       $50,001-$100,000
 Francis E. Jeffries                          None                                        Over $100,000
 Leroy Keith, Jr.                             None                                             None
 Geraldine M. McNamara                        None                                        Over $100,000
 Everett L. Morris                            None                                        Over $100,000
 James M. Oates                               None                                        Over $100,000
 Donald B. Romans                             None                                        Over $100,000
 Richard E. Segerson                          None                                        Over $100,000
 Ferdinand L.J. Verdonck                      None                                             None
 Lowell P. Weicker, Jr.                       None                                             None


         INTERESTED TRUSTEES
         -------------------

 Marilyn E. LaMarche                          None                                             None
 Philip R. McLoughlin                         None                                        Over $100,000


   At June 1, 2005, the Trustees and officers as a group owned less than 1% of the outstanding shares of either of the Funds.


PRINCIPAL SHAREHOLDERS


   The following table sets forth information as of June 7, 2005 with respect to each person who owns of record or is known by the Trust to own of record or beneficially own 5% or more of any class of the Funds' equity securities.

                                                                                     PERCENTAGE OF           NUMBER OF
NAME OF SHAREHOLDER                                     FUND AND CLASS                   CLASS                SHARES
- -------------------                                     --------------                   -----                ------
Bank J. Vontobel AG                                  Focused Value Fund -                12.59%               388,317
Attn: Settlements                                       Investor Shares
Bahnhofstrasse #3
CH-8022  Zurich
Switzerland


                                                                                     PERCENTAGE OF           NUMBER OF
NAME OF SHAREHOLDER                                     FUND AND CLASS                   CLASS                SHARES
- -------------------                                     --------------                   -----                ------

Charles Schwab & Co. Inc.                            Focused Value Fund -                31.42%               969,329
Exclusive Benefit of our Customers                      Investor Shares
Reinvest Account                                 Foreign Opportunities Fund -            26.64%              1,216,853
101 Montgomery Street                                   Investor Shares
San Francisco, CA  94104-4122

Citigroup Global Markets Inc.                        Focused Value Fund -                23.61%               57,742
XXXXXXX5278                                             Class A Shares
333 West 34th Street, 3rd Fl.
New York, NY  10001-2402

Merrill Lynch                                    Foreign Opportunities Fund -            11.85%               10,873
9800 Deer Lake Dr. East                                 Class I Shares
Jacksonville, FL  32246

Merrill Lynch Pierce Fenner & Smith Inc.         Foreign Opportunities Fund -            28.08%               43,231
For the Sole Benefit of Customers                       Class A Shares
Attn: Service Team                               Foreign Opportunities Fund -           100.00%                4,059
4800 Deer Lake Dr. East, 3rd Fl.                        Class C Shares
Jacksonville, FL  32246-6484

Morgan Stanley Dean Witter                           Focused Value Fund -                 6.89%               16,851
Attn: Mutual Fund Operations                            Class A Shares
3 Harborside Pl., Fl. 6                              Focused Value Fund -
Jersey City, NJ  07311-3907                             Class I Shares

National Financial Services Co.                      Focused Value Fund -                11.44%               352,863
Exclusive Benefit of our Customers                      Investor Shares
P.O. Box 3908                                    Foreign Opportunities Fund -             6.39%               292,003
Church Street Station                                   Investor Shares
New York, NY  10008-3908

Pershing LLC                                         Focused Value Fund -                20.42%               49,943
Acct. #XXXXX0031                                        Class A Shares
P.O. Box 2052
Jersey City, NJ 07303-2052

Pershing LLC                                         Focused Value Fund -                 8.15%               15,504
Acct. #XXXXX8235                                        Class C Shares
P.O. Box 2052
Jersey City, NJ 07303-2052

Pershing LLC                                         Focused Value Fund -                 8.52%               16,192
Acct. #XXXXX8241                                        Class C Shares
P.O. Box 2052
Jersey City, NJ 07303-2052

Pershing LLC                                     Foreign Opportunities Fund -             7.54%                6,915
Acct. #XXXXX7607                                        Class I Shares
P.O. Box 2052
Jersey City, NJ 07303-2052

                                                                                     PERCENTAGE OF           NUMBER OF
NAME OF SHAREHOLDER                                     FUND AND CLASS                   CLASS                SHARES
- -------------------                                     --------------                   -----                ------
Reliance Trust Co. Custodian                         Focused Value Fund -                13.67%               33,447
FBO Vontobel USA Plan                                   Class A Shares
P.O. Box 48529                                   Foreign Opportunities Fund -            43.66%               67,220
Atlanta, GA  30362-1529                                 Class A Shares

Sema & Co.                                       Foreign Opportunities Fund -            16.94%               15,545
Acct. #XXXX3311                                         Class I Shares
12 E. 49th Street, Fl. 41
New York, NY  10017-8298

Wells Fargo Bank NA FBO                          Foreign Opportunities Fund -             6.60%                6,059
Bachler, Alys W. 1962 Trust                             Class I Shares
P.O. Box 1533 Minneapolis, MN 55480-1533

Wells Fargo Bank NA FBO                          Foreign Opportunities Fund -            11.04%               10,132
Wunderlich, RM 1996 M.D. Trust                          Class I Shares
P.O. Box 1533 Minneapolis, MN 55480-1533


                             ADDITIONAL INFORMATION

CAPITAL STOCK AND ORGANIZATION

   The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest. The Trust currently offers shares in different series or Funds and different classes of those Funds. Holders of shares of a Fund have equal rights with regard to voting, redemptions, dividends, distributions, and liquidations with respect to that Fund. Shareholders of all Funds vote on the election of Trustees. On matters affecting an individual Fund (such as approval of an investment advisory agreement or a change in fundamental investment policies) and so on matters affecting an individual class (such as approval of matters relating to a Plan of Distribution for a particular class of shares), a separate vote of that Fund or class is required. The Trust does not hold regular meetings of shareholders. The Trustees will call a meeting when at least 10% of the outstanding shares so request in writing. If the Trustees fail to call a meeting after being so notified, the Shareholders may call the meeting. The Trustees will assist the Shareholders by identifying other shareholders or mailing communications, as required under Section 16(c) of the 1940 Act.

   Shares are fully paid, nonassessable, redeemable and fully transferable when they are issued. Shares do not have cumulative voting rights, preemptive rights or subscription rights. The assets received by the Trust for the issue or sale of shares of each Fund, and any class thereof and all income, earnings, profits and proceeds thereof, are allocated to such Fund, and class, respectively, subject only to the rights of creditors, and constitute the underlying assets of such Fund or class. The underlying assets of each Fund are required to be segregated on the books of account, and are to be charged with the expenses in respect to such Fund and with a share of the general expenses of the Trust. Any general expenses of the Trust not readily identifiable as belonging to a particular Fund or class will be allocated by or under the direction of the Trustees as they determine fair and equitable.

   Unlike the stockholders of a corporation, there is possibility that the shareholders of a statutory business trust such as the Trust may be personally liable for debts or claims against the Trust. The Agreement and Declaration of Trust provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Trust. The Agreement and Declaration of Trust provides for indemnification out of the Trust property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability, which is considered remote, is limited to circumstances in which the Trust itself would be unable to meet its obligations.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


   PricewaterhouseCoopers LLP, 1670 Broadway, Suite 1000, Denver, CO 80202 is the independent registered public accounting firm for the Trust.
PricewaterhouseCoopers LLP audits the Trust's annual financial statements and expresses an opinion thereon.

CUSTODIANS AND TRANSFER AGENT


   State Street Bank and Trust Company, 225 Franklin Street serves as the Fund's custodian. Boston, Massachusetts. The Trust has authorized the custodians to appoint one or more subcustodians for the assets of the Trust held outside the United States. The securities and other assets of each Fund of the Trust are held by each Custodian or any subcustodian separate from the securities and assets of each other Fund.

   Pursuant to a Transfer Agent and Service Agreement with the Phoenix Funds, PEPCO acts as transfer agent for the Trust (the "Transfer Agent") for which it is paid $17.95 for each shareholder account, plus out-of-pocket expenses. The Transfer Agent is authorized to engage subagents to perform certain shareholder servicing functions from time to time for which such agents shall be paid a fee by the Transfer Agent. Fees paid by the Fund, in addition to the fee paid to PEPCO, will be reviewed and approved by the Board of Trustees.


REPORTS TO SHAREHOLDERS

   The fiscal year of the Trust ends on the last day of February. The Trust will send financial statements to its shareholders at least semiannually. An annual report containing financial statements audited by the Trust's independent registered public accounting firm, will be sent to shareholders each year.

FINANCIAL STATEMENTS


   The Financial Statements for the Trust appearing in the Fund's 2005 Annual Report for the fiscal year ended February 28, 2005, are incorporated herein by reference.

                                   APPENDIX A

A-1 AND P-1 COMMERCIAL PAPER RATINGS

   The Trust will only invest in commercial paper which at the date of investment is rated A-1 by Standard & Poor's Corporation or P-1 by Moody's Investors Services, Inc., or, if not rated, is issued or guaranteed by companies which at the date of investment have an outstanding debt issue rated AA or higher by Standard & Poor's or Aa or higher by Moody's.

   Commercial paper rated A-1 by Standard & Poor's Corporation ("S&P") has the following characteristics: Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated "A" or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned.

   The rating P-1 is the highest commercial paper rating assigned by Moody's Investors Services, Inc. ("Moody's"). Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationship which exists with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

MOODY'S INVESTORS SERVICE, INC. CORPORATE BOND RATINGS

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they compromise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba:        Bonds which are rated Ba are judged to have speculative elements;
           their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

STANDARD AND POOR'S CORPORATION'S CORPORATE BOND RATINGS

AAA: This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA:        Bonds rated AA also qualify as high-quality debt obligations.
           Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A: Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB: Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B,
CCC, CC: Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

                                   APPENDIX B

                          PORTFOLIO MANAGER INFORMATION


   This section includes information about each Fund's portfolio managers, including information about other accounts they manage, the dollar range of Fund shares they own and how they are compensated.


COMPENSATION OF PORTFOLIO MANAGERS OF THE SUBADVISER


   The respective portfolio managers for the Phoenix Focused Value Fund and the Phoenix Foreign Opportunities Fund ("Funds") are compensated by the Funds' subadvisor, Vontobel Asset Management, Inc. ("Vontobel"). The portfolio manager's compensation consists of three components. The first component is base salary, which is fixed. The second component of compensation is a discretionary performance bonus which is partly determined by using three rolling performance numbers of the products managed by that portfolio manager versus the respective benchmark of each product and partly determined by senior management. The third component of compensation is a small percentage of the gross revenues received by Vontobel which are generated by the products that the portfolio manager manages.

   The portfolio manager does not receive any compensation directly from the fund or the adviser.


OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS AND POTENTIAL CONFLICTS OF INTEREST


   The portfolio manager is responsible for the day to day management of all international equity products which Vontobel Asset Management, Inc. offers. The portfolio manager has a team of analysts that conduct screening of companies that must meet Vontobel's strict investment criteria. This screening process yields an investment universe of approximately 150 companies for the Phoenix Focused Value Fund and 250 companies for the Phoenix Foreign Opportunities Fund. Each portfolio is built using the aforementioned investment universe of companies. Vontobel sees no conflicts of interest in managing the above mentioned portfolios within the guidelines set forth by clients.


   The following table provides information as of February 28, 2005 regarding any other accounts managed by the portfolio managers and portfolio management team members for each of the funds as named in the prospectus. As noted in the table, the portfolio managers managing the funds may also manage or be members of management teams for other mutual funds within the Phoenix Fund complex or other similar accounts.

                                     NUMBER OF AND TOTAL ASSETS    NUMBER OF AND TOTAL ASSETS OF
                                     OF REGISTERED INVESTMENT         OTHER POOLED INVESTMENT             NUMBER OF AND TOTAL
  NAME                                      COMPANIES                     VEHICLES(PIVS)                ASSETS OF OTHER ACCOUNTS
  ----                                      ---------                     --------------                ------------------------

Rajiv Jain                           1/$171,860,000                16/$1,508,265,000                    0
Edwin Walczak                        0                             4/$815,970,000                       0


   Note: Registered Investment Companies include all open and closed-end mutual funds. Pooled Investment Vehicles (PIVs) include, but are not limited to, securities of issuers exempt from registration under Section 3(c) of the Investment Company Act, such as private placements and hedge funds. Other accounts would include, but are not limited to, individual managed accounts, separate accounts, institutional accounts, pension funds and collateralized bond obligations, collateralized debt obligations.

   As of February 28, 2005, the portfolio managers did not manage any accounts with respect to which the advisory fee is based on the performance of the account, nor do they manage any hedge funds.


OWNERSHIP OF FUND SECURITIES BY PORTFOLIO MANAGERS

   The following chart sets forth the dollar range of equity securities owned by each portfolio manager for the Advisers in each fund described in the funds' prospectus that he/she manages as of the February 28, 2005:

                                               DOLLAR RANGE OF
                                              EQUITY SECURITIES
                                            BENEFICIALLY OWNED IN
  NAME                                        EACH FUND MANAGED
  ----                                        -----------------

Rajiv Jain                        $500,001-$1,000,000/Foreign Opportunities Fund
Edwin Walczak                     $0/Focused Value Fund

 Phoenix Foreign Opportunities Fund /Phoenix Overseas Fund
 Pro Forma Combined Schedule of Investments
 February 28, 2006 (Unaudited)

  Shares or Par Value                                                                          Market Value
----------------------------------------------------------------------------------------- ------------------------------------------
                           Phoenix                                                                                     Phoenix
                           Foreign                                                                                     Foreign
                           Opportunities                                                                               Opportunities
 Phoenix                   Pro                                                              Phoenix                    Pro
 Foreign       Phoenix     Forma                                                            Foreign       Phoenix      Forma
 Opportunities Overseas    Combined                                                         Opportunities Overseas     Combined
 Fund          Fund        Portfolio   DESCRIPTION                                          Fund          Fund         Portfolio
-----------------------------------------------------------------------------------------  -----------------------------------------
                                     FOREIGN COMMON STOCKS  (c)
   25,300             -     25,300   Aalberts Industries N.V. (Industrial Machinery)         1,800,648             -    1,800,648
        -        28,700     28,700   ABN AMRO Holding N.V. (Diversified Banks)                       -       836,335      836,335
        -         7,285      7,285   Air Liquide SA (Industrial Gases)(d)                            -     1,437,497    1,437,497
        -        28,875     28,875   Allied Irish Banks plc (Diversified Banks)                      -       689,982      689,982
   82,600             -     82,600   America Movil S.A. de C.V. ADR Series L (Wireless
                                       Telecommunication Services)                           2,868,698             -    2,868,698
    3,648             -      3,648   AmorePacific Corp. (Personal Products)                  1,272,351             -    1,272,351
  407,239             -    407,239   Anglo Irish Bank Corp. plc (Regional Banks)             6,677,176             -    6,677,176
  126,600             -    126,600   Aristocrat Leisure Ltd. (Leisure Products)              1,126,012             -    1,126,012
  101,700             -    101,700   Atlas Copco AB (Industrial Machinery)                   2,312,001             -    2,312,001
        -        26,824     26,824   AXA Sponsored ADR (Multi-line Insurance)                        -       949,033      949,033
   62,500        39,110    101,610   Banco Bilbao Vizcaya Argentaria S.A. (Diversified
                                       Banks)                                                1,271,032       795,361    2,066,393
   74,930             -     74,930   Banco Itau Holding Financeira S.A. (Regional Banks)     2,424,154             -    2,424,154
        -        50,000     50,000   Banco Popular Espanol SA (Regional Banks)(d)                    -       670,627      670,627
        -        33,400     33,400   Bank of Ireland (Diversified Banks)                             -       594,188      594,188
  156,500             -    156,500   Bank Rakyat (Regional Banks)                               55,391             -       55,391
   97,376             -     97,376   Barrat Developments plc (Homebuilding)                  1,764,050             -    1,764,050
        -        10,800     10,800   BASF AG (Diversified Chemicals)                                 -       814,494      814,494
  185,300             -    185,300   Bharti Tele-Ventures Ltd. (Integrated Telecommunication
                                       Services)(b)                                          1,505,302             -    1,505,302
        -        17,000     17,000   BNP Paribas SA (Diversified Banks)(d)                           -     1,573,289    1,573,289
        -       174,750    174,750   BP plc (Integrated Oil & Gas)                                   -     1,933,101    1,933,101
  244,379             -    244,379   British American Tobacco plc (Tobacco)                  5,822,366             -    5,822,366
        -       233,275    233,275   BT Group plc (Integrated Telecommunication Services)            -       841,385      841,385
  214,371             -    214,371   Cadbury Schweppes plc (Packaged Foods & Meats)          2,177,708             -    2,177,708
        -        22,000     22,000   Canon, Inc. (Electronic Equipment Manufacturers)                -     1,373,593    1,373,593
        -        10,800     10,800   Carrefour SA (Food Retail)(d)                                   -       536,130      536,130
   13,300             -     13,300   Colruyt SA (Food Retail)                                1,915,982             -    1,915,982
1,700,000             -  1,700,000   ComfortDelgro Corp. Ltd. (Highways & Railtracks)        1,722,180             -    1,722,180
   38,200             -     38,200   Companhia Vale do Rio Doce Sponsored ADR (Diversified
                                       Metals & Mining)                                      1,554,740             -    1,554,740
        -        11,900     11,900   Credit Suisse Group (Diversified Banks)(d)                      -       659,084      659,084
   41,600             -     41,600   Daito Trust Construction Co. Ltd. (Homebuilding)        1,948,059             -    1,948,059
        -       120,000    120,000   DBS Group Holdings, Ltd. (Diversified Banks)(d)                 -     1,206,956    1,206,956
        -        22,600     22,600   Denso Corp. (Auto Parts & Equipment)                            -       824,457      824,457
  181,781        46,800    228,581   Diageo plc (Distillers & Vintners)                      2,789,791       718,239    3,508,030
  339,500             -    339,500   Enagas (Oil & Gas Storage & Transportation)             6,871,824             -    6,871,824
  264,500             -    264,500   Esprit Holdings Ltd. (Apparel Retail)                   2,022,868             -    2,022,868
        -        11,400     11,400   Fortis (Multi-Sector Holdings)                                  -       406,080      406,080
        -        68,273     68,273   GlaxoSmithKline plc (Pharmaceuticals)                           -     1,734,076    1,734,076
  557,200             -    557,200   Grupo Modelo, S.A. de C.V. Series C (Brewers)           1,928,258             -    1,928,258
        -        43,000     43,000   HBOS plc (Diversified Banks)                                    -       800,797      800,797
   52,500             -     52,500   HDFC Bank Ltd. ADR (Diversified Banks)                  2,792,475             -    2,792,475
        -         7,500      7,500   Henkel KGaA (Personal Products)                                 -       767,368      767,368
   90,800             -     90,800   HSBC Holdings plc (Diversified Banks)                   1,555,124             -    1,555,124
  115,992             -    115,992   Imperial Tobacco Group plc (Tobacco)                    3,488,467             -    3,488,467
  111,000             -    111,000   Indutrade AB (Industrial Machinery)(b)                  1,220,435             -    1,220,435
   54,200             -     54,200   Infosys Technologies Ltd. (IT Consulting & Other
                                       Services)                                             3,445,918             -    3,445,918
        -        38,000     38,000   Kao Corp. (Personal Products)                                   -     1,032,173    1,032,173
  148,700             -    148,700   Kensington Group plc (Consumer Finance)                 2,954,807             -    2,954,807
        -       216,000    216,000   Kingfisher plc (Home Improvement Retail)                        -       863,941      863,941
        -        44,500     44,500   Koninklijke Philips Electronics N.V. (Industrial
                                       Conglomerates)                                                -     1,448,172    1,448,172
   40,500             -     40,500   KT&G Corp. (Tobacco)                                    2,400,867             -    2,400,867
    9,357             -      9,357   Kuhene & Nagel International AG (Marine)                2,822,498             -    2,822,498
  551,000             -    551,000   Li & Fung Ltd. (Trading Companies & Distributors)       1,109,727             -    1,109,727
    1,052             -      1,052   Lindt & Spruengli AG (Packaged Foods & Meats)           2,005,925             -    2,005,925
        -        67,610     67,610   Lloyds TSB Group plc (Multi-Sector Holdings)                    -       656,783      656,783
        -        11,100     11,100   L'Oreal SA (Personal Products)(d)                               -       981,424      981,424
        -         8,200      8,200   LVMH Moet Hennessy Louis Vuitton SA (Apparel,
                                       Accessories & Luxury-Goods)(d)                                -       744,870      744,870
   53,300             -     53,300   M6 Metropole Television (Broadcasting & Cable TV)       1,602,969             -    1,602,969
      226            64        290   Millea Holdings, Inc. (Property & Casualty Insurance)   4,599,105     1,302,401    5,901,506
        -           125        125   Mitsubishi UFJ Financial Group, Inc. (Diversified Banks)        -     1,855,919    1,855,919
        -        10,500     10,500   Murata Manufacturing Co. Ltd. (Electronic Equipment
                                       Manufacturers)                                                -       647,479      647,479
    7,150         2,800      9,950   Nestle S.A. Registered Shares (Packaged Foods &
                                       Meats)(d)                                             2,102,126       823,210    2,925,336
   98,100             -     98,100   News Corp. Class B (Movies & Entertainment              1,674,190             -    1,674,190
        -        37,400     37,400   Nomura Holdings, Inc. (Investment Banking & Brokerage)          -       713,709      713,709
   98,758             -     98,758   Northern Rock plc (Regional Banks)                      1,951,087             -    1,951,087
   28,900        22,976     51,876   Novartis AG ADR (Pharmaceuticals)                       1,538,925     1,223,472    2,762,397
        -        67,610     67,610   Pearson plc (Publishing & Printing)                             -       595,231      595,231
        -        68,500     68,500   Prudential plc (Life & Health Insurance)                        -       724,699      724,699
   40,905             -     40,905   Reckitt Benckiser plc (Personal Products)               1,456,437             -    1,456,437

 Phoenix Foreign Opportunities Fund /Phoenix Overseas Fund
 Pro Forma Combined Schedule of Investments
 February 28, 2006 (Unaudited)

  Shares or Par Value                                                                          Market Value
----------------------------------------------------------------------------------------- ------------------------------------------
                           Phoenix                                                                                     Phoenix
                           Foreign                                                                                     Foreign
                           Opportunities                                                                               Opportunities
 Phoenix                   Pro                                                              Phoenix                    Pro
 Foreign       Phoenix     Forma                                                            Foreign       Phoenix      Forma
 Opportunities Overseas    Combined                                                         Opportunities Overseas     Combined
 Fund          Fund        Portfolio   DESCRIPTION                                          Fund          Fund         Portfolio
-----------------------------------------------------------------------------------------  -----------------------------------------

  179,300             -    179,300   Red Electrica de Espana (Electric Utilities)            5,996,510             -    5,996,510
        -        99,100     99,100   Reed Elsevier plc (Publishing & Printing)                       -       894,644      894,644
  138,000             -    138,000   Remgro Ltd. (Industrial Conglomerates)                  2,894,377             -    2,894,377
        -        23,000     23,000   Rio Tinto Ltd. (Diversified Metals & Mining)(d)                 -     1,204,977    1,204,977
   16,400         5,700     22,100   Roche Holding AG (Pharmaceuticals)(d)                   2,423,050       842,157    3,265,207
   69,234        28,000     97,234   Royal Bank of Scotland Group plc (Diversified Banks)    2,315,818       936,575    3,252,393
   53,880             -     53,880   S1 Corp. (Specialized Consumer Services)                2,242,670             -    2,242,670
        -        15,000     15,000   Sanofi-aventis (Pharmaceuticals)(d)                             -     1,276,872    1,276,872
        -         5,340      5,340   SAP AG (Application Software)                                   -     1,089,425    1,089,425
        -         7,600      7,600   Schneider Electric SA (Electrical Components &
                                       Equipment)(d)                                                 -       776,586      776,586
        -        15,000     15,000   Secom Co. Ltd. (Specialized Consumer Services)                  -       744,253      744,253
        -        23,600     23,600   Shimano, Inc. (Leisure Products)(d)                             -       680,525      680,525
        -        22,700     22,700   Shin-Etsu Chemical Co. Ltd. (Diversified Chemicals)             -     1,208,614    1,208,614
        -        12,000     12,000   Siemens AG (Industrial Conglomerates)                           -     1,102,040    1,102,040
        -         7,100      7,100   SMC Corp. (Electrical Components & Equipment)                   -     1,002,962    1,002,962
        -         6,600      6,600   Societe Generale (Diversified Banks)(d)                         -       934,646      934,646
        -        17,300     17,300   Sony Corp. (Household Appliances)(d)                            -       810,018      810,018
  113,100             -    113,100   Souza Cruz S.A. (Tobacco)                               1,865,737             -    1,865,737
        -        43,100     43,100   Statoil ASA (Integrated Oil & Gas)                              -     1,103,738    1,103,738
        -        11,400     11,400   Swiss Reinsurance (Property & Casualty Insurance)               -       812,083      812,083
        -        12,500     12,500   Takeda Pharmaceutical Co. Ltd. (Pharmaceuticals)                -       696,306      696,306
        -         7,800      7,800   TDK Corp. (Electronic Equipment Manufacturers)(d)               -       540,319      540,319
  499,500             -    499,500   Techtronics Industries Co. Ltd. (Household Appliances)    865,115             -      865,115
        -        64,532     64,532   Telefonica SA (Integrated Telecommunication Services)           -       995,023      995,023
  271,000             -    271,000   Telekomunikasi (Integrated Telecommunication Services)    182,979             -      182,979
  841,806        98,700    940,506   Tesco plc (Food Retail)                                 4,988,596       584,903    5,573,499
   58,600             -     58,600   TNT N.V. (Air Freight & Logistics)                      1,906,167             -    1,906,167
        -        13,506     13,506   Total SA Sponsored ADR (Integrated Oil & Gas)                   -     1,703,512    1,703,512
   63,000        20,100     83,100   Toyota Motor Corp. (Automobile Manufacturers)(d)        3,358,369     1,071,480    4,429,849
  185,100             -    185,100   Tractebel Energia S.A. (Electric Utilities)             1,521,072             -    1,521,072
   20,800         6,480     27,280   UBS AG Registered Shares (Diversified Capital Markets)  2,209,902       688,470    2,898,372
        -        24,050     24,050   Vodafone Group plc Sponsored ADR (Wireless
                                       Telecommunication Services)                                   -       464,646      464,646
  169,831             -    169,831   Westfield Group (Real Estate Management & Development)  2,238,534             -    2,238,534
    5,480             -      5,480   Westfield Group (Real Estate Management & Development)     72,265             -       72,265
        -        37,800     37,800   Westpac Banking Corp. (Diversified Banks)                       -       660,098      660,098
        -        33,000     33,000   Wolters Kluwer N.V. (Publishing & Printing)                     -       723,974      723,974
  167,264             -    167,264   Woolworths Ltd. (Food Retail)                           2,278,009             -    2,278,009
                                                                                           ------------   ----------  -----------
        -             -              TOTAL FOREIGN COMMON STOCKS                           127,910,843    57,324,401  185,235,244
        -             -
        -             -               SHORT-TERM OBLIGATIONS--

                                      Money Market Mutual Funds
                                      State Street Navigator Prime Plus (4.54% seven
        -    11,716,998  11,716,998   day effective yield)(f)                                         -   11,716,998   11,716,998
                                                                                            ------------ -----------   -----------
                                                                                                      -   11,716,998   11,716,998

                                      COMMERCIAL PAPER(E)--
    3,010             -       3,010   Clipper Receivables Co. LLC 4.55%, 3/1/06               3,010,000            -    3,010,000
        -           780         780   UBS Americas 4.55%, 3/1/06                                      -      780,000      780,000
    1,400             -       1,400   Sysco Corp. 4.48%, 3/7/06                               1,398,955            -    1,398,955
                                                                                            ------------ -----------   -----------
                                      TOTAL SHORT-TERM OBLIGATIONS                            4,408,955   12,496,998   16,905,953

                                      TOTAL INVESTMENTS--100.2%                             132,319,798   69,821,399  202,141,197(a)
                                      Other assets and liabilities, net---(0.2)%              2,690,918  (10,869,673)   8,178,755
                                                                                            ------------ -----------   -----------


                                      NET ASSETS--100.0%                                   $135,010,716  $ 58,951,726 $193,962,442

             (a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $26,194,434 and $16,324,996 and gross depreciation of $310,565 and
             $312,494 for federal income tax purposes. At February 28, 2006, the aggregate cost of securities for federal income tax purposes was
        (a)  $106,435,929 and $53,808,897.
        (b)  Non-income producing.
             Foreign common stocks are determined based on the country in which the security is issued. The country of risk is determined based on criteria described in Note "Foreign security country determination"
        (c)  in the Notes to Proforma Statements.
        (d)  All or a portion of security is on loan.
        (e)  The rate shown is the discount rate.
             Represents security purchased with cash collateral received for
        (f)  securities on loan.


                      SEE NOTES TO PRO FORMA FINANCIAL STATEMENTS

Phoenix Foreign Opportunities Fund/Phoenix Overseas Fund
 Pro Forma Combining Statement of Assets and Liabilities
 February 28, 2006 (Unaudited)


                                                       ===================   ================   ================   ================
                                                                                                                       Phoenix
                                                                                                                       Foreign
                                                                                                                    Opportunities
                                                        Phoenix               Phoenix                                 Pro Forma
                                                        Foreign               Overseas           Adjustments          Combined
                                                        Opportunities Fund    Fund                                    Portfolio
                                                       ===================   ================   ================   ================
ASSETS
Investment securities at value
     (Identified cost $105,563,131 and $53,253,211,
      including $11,154,603 of securities on loan,      $     132,319,798         69,821,399                         $  202,141,197
Foreign Currency at value
     (Identified cost $220,443)                                   219,770                  -                                219,770
Cash                                                                2,471                  -                                  2,471
Receivables
  Dividends                                                       201,531            123,770                                325,301
  Investment securities sold                                    1,952,785          1,501,613                              3,454,398
  Fund shares sold                                              1,553,641            263,155                              1,816,796
  Tax reclaims                                                      4,044             45,472                                 49,516
Receivable from advisor                                               785                  -
Unrealized appreciation on forward currency contracts             398,316                  -                                398,316
Prepaid expenses                                                   23,896             25,265                                 49,161

                                                       -------------------   ----------------   ----------------    ----------------
    Total assets                                              136,677,037         71,780,674                  -         208,456,926
                                                       -------------------   ----------------   ----------------    ----------------
LIABILITIES
Cash overdraft                                                          -             17,905                                 17,905
Payables
  Investment securities purchased                               1,149,764                  -                              1,149,764
  Fund shares repurchased                                          44,241            998,165                              1,042,406
  Foreign taxes                                                    51,316                  -                                 51,316
  Collateral on securities loaned                                       -         11,716,998                             11,716,998
  Investment advisory fee                                          60,512             35,132                                 95,644
  Transfer agent fee                                               31,431             11,972                                 43,403
  Distribution and service fees                                    27,985              3,709                                 31,694
  Financial agent fee                                               8,604              6,132                                 14,736
  Trustee's fee                                                        84                 84                                    168
  Other accrued expenses                                           55,109             38,851                                 93,960
Unrealized depreciation on forward currency contracts             237,275                                                   237,275

                                                       -------------------   ----------------   ----------------    ----------------
    Total liabilities                                           1,666,321         12,828,948                  -          14,495,269
                                                       -------------------   ----------------   ----------------    ----------------
NET ASSETS                                              $     135,010,716     $   58,951,726                  -      $  193,961,657
                                                       ===================   ================   ================    ================

Net Assets Consist of:
Capital paid in on shares of beneficial interest          $   111,483,127      $  62,406,901                         $  173,890,028
Distributions in excess of net investment income,
 Undistributed net investment income (loss)                      (323,099)           (22,726)                        $     (345,825)
Accumulated net realized gain (loss)                           (3,052,753)       (20,000,076)                        $  (23,052,829)
Net unrealized appreciation                                    26,903,441         16,567,627                  -          43,471,068
                                                       -------------------   ----------------   ----------------    ----------------
Net Assets                                                $   135,010,716      $  58,951,726     $            -      $  193,962,442
                                                       ===================   ================   ================    ================

-----------------------------------------------------------------------------------------------------------------------------------
CLASS X
Shares of beneficial interest outstanding, no par value,
  unlimited authorization                                               0          3,067,908            (977,128)(a)      2,090,780
Net assets                                              $               0     $   44,889,039                         $   44,889,039

Net asset value and offering price per share            $            0.00     $        14.63                         $        21.47
                                                                                                                     $        22.78
-----------------------------------------------------------------------------------------------------------------------------------
CLASS A
Shares of beneficial interest outstanding, no par value,
  unlimited authorization                                       6,007,674            842,132            (245,683)(a)      6,604,123
Net assets                                              $     128,954,232     $   12,259,872             545,881     $  141,759,985

Net asset value per share                               $           21.47     $        14.56                         $        21.47
Offering price per share NAV/(1- 5.75%)                 $           22.78     $        15.45
-----------------------------------------------------------------------------------------------------------------------------------

CLASS B
Shares of beneficial interest outstanding, no par value,
  unlimited authorization                                               0             37,755             (37,755)    $            0
Net assets                                              $               0     $      545,881            (545,881)                 0
                                                                                                                     $         0.00
Net asset value and offering price per share            $            0.00     $        14.46

-----------------------------------------------------------------------------------------------------------------------------------
CLASS C
Shares of beneficial interest outstanding                         281,105             86,944             (28,235)           339,814
Net assets                                              $       6,018,348     $    1,256,934                              7,275,282

Net asset value and offering price per share            $           21.41     $        14.46                                  21.41

-----------------------------------------------------------------------------------------------------------------------------------

(a) Adjustment reflects additional shares issued in conversion.
(b) Adjustment reflects closing entry of capital accounts for target fund.

          See Notes to Pro Forma Financial Statements.

CAPITALIZATION SUPPORT
CONVERSION TABLE FOREIGN OPPORTUNITIES FUND
FEBRUARY 28, 2006

Combine Overseas Class A+B
Net assets Overseas Fund Class A+ Class B                                                             12,805,753
     divided by NAV of Foreign Opportunities Fund Class A                                                  21.47
New shares to be issued                                                                                  596,449
Old shares Overseas Fund Class A+ Class B                                                                879,887
Adjustment                                                                                              (283,438)
Conversion ratio new/old                                                                             0.677869627
Foreign Opportunities Fund Fundshares o/s                                                              6,007,674
Pro Forma total shares                                                                                 6,604,123


[begin strike thru]
Net assets Overseas Class B                                                                                 0.00
     divided by NAV of Foreign Opportunities Fund Class B                                                   0.00
New shares to be issued                                                                       #DIV/0!
Old shares Overseas Fund Class B                                                                            0.00
Adjustment                                                                                    #DIV/0!
Conversion ratio new/old                                                                      #DIV/0!
Foreign Opportunities Fund Fundshares o/s                                                                   0.00
Pro Forma total shares                                                                        #DIV/0!
[end strike thru]>

Net assets Overseas Fund Class C                                                                       1,256,934
     divided by NAV of Foreign Opportunities Fund Class C                                            21.40960851
New shares to be issued                                                                                   58,709
Old shares Overseas Fund Class C                                                                          86,944
Adjustment                                                                                               (28,235)
Conversion ratio new/old                                                                             0.675249282
Foreign Opportunities Fund Fundshares o/s                                                                281,105
Pro Forma total shares                                                                                   339,814


Net assets Overseas Fund Class X                                                                      44,889,039
     divided by NAV of Foreign Opportunities Fund Class A                                                  21.47
New shares to be issued                                                                                2,090,780
Old shares Overseas Fund Class X                                                                       3,067,908
Adjustment                                                                                              (977,128)
Conversion ratio new/old                                                                             0.681500112
Foreign Opportunities Fund Fundshares Using Class A                                                            0
Pro Forma total shares                                                                                 2,090,780

Phoenix Foreign Opportunities Fund/Phoenix Overseas Fund
 Pro Forma Combining Statement of Operations
  For the year ended February 28, 2006 (Unaudited)


                                              ================   =================   =================      =================
                                                                                                                Phoenix
                                                                                                                Foreign
                                               Phoenix                                                       Opportunities
                                               Foreign            Phoenix                                      Pro Forma
                                               Opportunities      Overseas Fund         Adjustments            Combined
                                               Fund               Fund                                         Portfolio
                                              ================   =================   =================      =================
 INVESTMENT INCOME
 Interest                                   $         100,413  $            8,618  $                    $            109,031
 Dividends                                          2,731,157           1,575,081                                  4,306,238
 Security lending                                           -               9,099                                      9,099
 Foreign taxes withheld                              (187,544)           (151,718)                                  (339,262)

                                              ----------------   -----------------   -----------------      -----------------

       Total investment income                      2,644,026           1,441,079                                  4,085,105

                                              ----------------   -----------------   -----------------      -----------------

 EXPENSES
 Investment advisory fee                              932,846             542,231             (98,481) x           1,376,596
 Service fees - Class A                               239,927              28,972              20,000                288,899
 Distribution and service fees - Class B                    -               4,322              (4,322)                     0
 Distribution and service fees - Class C               14,445              11,650                   -                 26,095
 Financial agent fee                                   64,366              66,684              (3,878) x             127,172
 Transfer agent                                       170,659              69,113             (18,702) x             221,070
 Administration                                        30,205                  (0)            (30,205)                    (0)
 Registration                                          24,754              44,818              15,023  x              84,595
 Printing                                              66,419              12,546                 380  x              79,345
 Professional                                          46,185              32,155             (48,484) x              29,856
 Custodian                                             96,949              54,170             (23,919) x             127,200
 Trustees                                              91,991              37,079            (102,670) x              26,400
 Miscellaneous                                         25,384              41,574              (4,336) x              62,622
                                              ----------------   -----------------   -----------------      -----------------

       Total expenses                               1,804,130             945,314            (299,594)             2,449,850
       Custodian fees paid indirectly                    (294)                  -                   -                   (294)
      Less expenses reimbursed by investment advisor (453,855)           (101,263)             39,788               (515,331)

                                              ----------------   -----------------   -----------------      -----------------
       Net expenses                                 1,349,981             844,051            (259,806)             1,934,225
                                              ----------------   -----------------   -----------------      -----------------

 NET INVESTMENT INCOME (LOSS)                       1,294,045             597,028             259,806              2,150,880



 NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

 Net realized gain (loss) on securities            10,378,274           3,031,181                   -             13,409,455
 Net realized gain (loss) on foreign currency        (350,707)            (80,225)                  -               (430,932)
  Net realized gain (loss) on swap agreements               -                   -                   -                      -
 Net change in unrealized appreciation
  (depreciation) on investments                     9,798,906          (8,917,050)                  -                881,856
 Net change in unrealized appreciation
  (depreciation) on foreign currency
  transactions.                                       196,934             (18,176)                  -                178,758
                                                                                                    -
 Net gain (loss) on investments                    20,023,407          (5,984,270)                  -             14,039,137
                                              ----------------   -----------------   -----------------      -----------------

 NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                  $      21,317,452  $       (5,387,242) $          259,806     $       16,190,017
                                              ================   =================   =================      =================

 Adjustments:





                  See Notes to Pro Forma Financial Statements.

PHOENIX FOREIGN OPPORTUNITIES FUND/PHOENIX OVERSEAS FUND
NOTES TO PRO FORMA COMBINING FINANCIAL STATEMENTS
FEBRUARY 28, 2006 (UNAUDITED)


1.  BASIS OF COMBINATION

The unaudited Pro Forma Combined Portfolio of Investments, Pro Forma Combined Statement of Assets and Liabilities and Pro Forma Combined Statement of Operations give effect to the proposed merger of the Phoenix Overseas Fund ("Overseas") into the Phoenix Foreign Opportunities Fund ("Foreign Opportunities "). The proposed merger will be accounted for by the method of accounting for tax-free mergers of investment companies. The merger provides for the transfer of all of the assets of Overseas to Foreign Opportunities and the subsequent liquidation of Overseas. The accounting survivor in the proposed merger will be Foreign Opportunities. This is because the Surviving Fund will invest in a style that is similar to the way in which Foreign Opportunities Fund is currently operated (including Market Risk, Foreign investment risk, and Investment style risk). Additionally, Foreign Opportunities has a significantly larger asset base than Overseas.

The pro forma combined statements should be read in conjunction with the historical financial statements of the constituent fund and the notes thereto incorporated by reference in the Registration Statement filed on Form N-14. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Actual results could differ from those estimates.

Overseas and Foreign Opportunities are both, open-end, management investment companies registered under the Investment Company Act of 1940, as amended.


2. SHARES OF BENEFICIAL INTEREST

The Pro Forma net asset value per share assumes the issuance of additional shares of Foreign Opportunities, which would have been issued at February 28, 2006 in connection with the proposed reorganization. The amount of additional shares assumed to be issued was calculated based on the net assets, as of February 28, 2006, of Overseas A of $12,259,872, Overseas B $545,881, and Overseas X of $44,889,039 the net asset value of Foreign Opportunities Class A of $21.46; the net assets of Overseas Class C of $1,256,934 and the net asset value of Foreign Opportunities Class C of $21.41. The Pro Forma Statement of Assets & Liabilities reflects the combined Pro Forma shares outstanding as calculated above.


3. PRO FORMA OPERATIONS

Pro Forma operating expenses are based on the expense schedule of Foreign Opportunities which became effective February 28, 2006 the actual expenses of Overseas and the combined Fund, with certain expenses adjusted to reflect the expected expenses of the combined entity. The investment advisory and financial agent fees have been calculated for the combined Fund based on the fee schedule in effect for Foreign Opportunities at the combined level of average net assets for the period ended February 28, 2006.

4. PORTFOLIO VALUATION


Equity securities are valued at the last sale price, or if there had been no sale that day, at the last bid price. Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service which utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities in determining value. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost which approximates market. All other securities and assets are valued at fair value as determined in good faith by or under the direction of the Trustees. Certain foreign common stocks may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (generally, the close of the NYSE) that may impact the value of securities traded in these foreign markets. In these cases, information from an external vendor may be utilized to adjust closing market prices of certain foreign common stocks to reflect their fair value. Because the frequency of significant events is not predictable, fair valuation of certain foreign common stocks may occur on a frequent basis.


5. COMPLIANCE

As of the proforma date, February 28, 2006, all of the securities held by the Merging Series would comply with the compliance guidelines, investment restrictions and diversification requirements under the Investment Company Act of 1940, as amended. The Surviving Series has elected to be taxed as a "regulated investment company" under the requirements of Subchapter M of the Internal Revenue Code ("IRC"). After the acquisition, the Surviving Series intends to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the IRC, and to make distributions of taxable income sufficient to relieve it from all, or substantially all, Federal income taxes.


6. FEDERAL INCOME TAX INFORMATION

The Funds have capital loss carryovers which may be used to offset future capital gains, as follows:

Expiration Date             Acquiring Fund            Target fund
                            Phoenix Foreign           Phoenix Overseas Fund
                            Opportunities Fund

2011                       $5,196,610                $20,084,716

In addition, the Funds have deferred post-October losses as follows:

Acquiring fund Phoenix Foreign Opportunities Fund             none
Target fund Phoenix Overseas Fund                             $6,050

The Funds may not realize the benefit of these losses to the extent each Fund does not realize gains on investments prior to the expiration of the capital loss carryover.

                              PHOENIX ADVISER TRUST

                                     PART C

                                OTHER INFORMATION


Item 15. Indemnification.

         The Amended and Restated Trust Instrument dated as of May 9, 2003, and the By-laws of the Registrant provide that no trustee or officer will be indemnified against any liability to which the Registrant would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties. The Amended and Restated Investment Advisory Agreement, Underwriting Agreement, Master Custodian Contract, and Transfer Agency and Service Agreement each provides that the Trust will indemnify the other party (or parties as the case may be) to the agreement for certain losses.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Trustees, Officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, Officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, Officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 16. Exhibits:

1(a). Amended and Restated Trust Instrument, dated as of May 9, 2003. Incorporated herein by reference to the Registrant's Registration Statement on Form N-1A filed with the SEC on June 16, 2003 ("Form N-1A Registration Statement").

1(b). Certificate of Amendment, dated October 13, 2003. Incorporated by reference to Post-Effective Amendment No. 2 to the Registrant's Registration Statement on Form N-1A filed with the SEC on February 27, 2004 ("Post-Effective Amendment No. 2").

1(c). Amendment to Amended and Restated Trust Instrument, dated December 18, 2003. Incorporated by reference to Post-Effective Amendment No. 2.

1(d). Second Amendment to Amended and Restated Trust Instrument, dated July 6, 2004. Incorporated by reference to Post-Effective Amendment No. 5 to the Registrant's Registration Statement on Form N-1A filed with the SEC on June 20, 2005 ("Post-Effective Amendment No. 5").

2(a).    Bylaws. Incorporated by reference from Form N-1A Registration
         Statement.

2(b). First Amendment to the Bylaws. Incorporated by reference to Post-Effective Amendment No. 3 to the Registrant's Registration Statement on Form N-1A filed with the SEC on April 29, 2004.

2(c). Second Amendment to the Bylaws. Incorporated by reference to Post-Effective Amendment No. 4 to the Registrant's Registration Statement on Form N-1A filed with the SEC on April 21, 2005.

2(d). Third Amendment to the Bylaws. Incorporated by reference to Post-Effective Amendment No. 5.

3.       Not applicable.

4. Form of Agreement and Plan of Reorganization. Exhibit A to the Prospectus contained in Part A of this Registration Statement.

5.       None other than as set forth in Exhibits 1 and 2.

6(a). Investment Advisory Agreement between Phoenix Investment Counsel, Inc. ("PIC") and the Registrant, dated as of June 20, 2005. Incorporated by reference to Post-Effective Amendment No. 5.

6(b). Subadvisory Agreement between PIC and Vontobel Asset Management, Inc., dated June 20, 2005. Incorporated by reference to Post-Effective Amendment No. 5.

7(a). Underwriting Agreement between the Registrant and Phoenix Equity Planning Corporation ("PEPCO"), dated as of June 20, 2005. Incorporated by reference to Post-Effective Amendment No. 5.

7(b). Form of Sales Agreement between PEPCO and dealers. Incorporated by reference to Post-Effective Amendment No. 6 to the Registrant's Registration Statement on Form N-1A filed on March 15, 2006 ("Post Effective Amendment No. 6").

8. Form of Deferred Compensation Plan. Incorporated by reference to Post-Effective Amendment No. 6.

9(a). Master Custodian Contract between the Registrant and State Street Bank and Trust Company dated May 1, 1997. Incorporated by reference to Post-Effective Amendment No. 5.

9(b). Amendment dated February 10, 2000 to Master Custodian Contract between Registrant and Trust Company. Incorporated by reference to Post-Effective Amendment No. 5.

9(c). Amendment dated July 2, 2001 to Master Custodian Contract between Registrant and Trust Company. Incorporated by reference to Post-Effective Amendment No. 5.

9(d). Amendment dated May 10, 2002 to Master Custodian Contract between Registrant and Trust Company. Incorporated by reference to Post-Effective Amendment No. 5.

10(a). Class A Shares Amended Distribution and Shareholder Servicing Plan. Incorporated by reference to Post-Effective Amendment No. 5.

10(b). Class C Shares Amended Distribution and Shareholder Servicing Plan. Incorporated by reference to Post-Effective Amendment No. 5.

10(c). 2004 Amended and Restated Rule 18f-3 Multi-Class Distribution Plan. Incorporated by reference to Post-Effective Amendment No. 5.

10(d). First Amendment to 2004 Amended and Restated Rule 18f-3 Multi-Class Distribution Plan. Incorporated by reference to Post-Effective Amendment No. 5.

10(e). Second Amendment to 2004 Amended and Restated Rule 18f-3 Multi-Class Distribution Plan. Incorporated by reference to Post-Effective Amendment No. 5.

11.      Opinion and consent of Kevin J. Carr, Esq. Filed herewith.

12. Tax opinion and consent of McDermott Will & Emery LLP. To be filed by amendment.

13(a). Transfer Agency and Service Agreement between the Registrant and PEPCO, dated as of June 1, 1994. Incorporated by reference to Post-Effective Amendment No. 5.

13(b). First Amendment to the Transfer Agency and Service Agreement between Registrant and PEPCO, dated February 28, 2004. Incorporated by reference to Post-Effective Amendment No. 5.

14. Consent of PricewaterhouseCoopers LLP with respect to Phoenix Foreign Opportunities Fund of the Registrant and Phoenix Overseas Fund of Phoenix-Kayne Funds. To be filed by amendment.

15.      Not applicable.

16. Powers of Attorney for Harry Dalzell-Payne, Francis E. Jeffries, Marilyn E. LaMarche, Philip R. McLoughlin, Geraldine M. McNamara, Everett L. Morris, Richard E. Segerson and Ferdinand L.J. Verdonck. Filed herewith.

17. Not applicable.


Item 17. Undertakings.

     (1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus that is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

     (2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new Registration Statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                                   SIGNATURES

         As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the City of Hartford and State of Connecticut on the 13th day of April, 2006.

                                         PHOENIX GROWTH OPPORTUNITIES FUND

                                         By:        /s/ Daniel T. Geraci
                                                    --------------------
                                         Name:      Daniel T. Geraci
                                         Title:     President

         As required by the Securities Act of 1933, the following persons have signed this Registration Statement in the capacities indicated on the 13th day of April, 2006.

Signatures                          Title
----------                          -----

                                    Trustee
----------------
E. Virgil Conway

/s/ Nancy G. Curtiss                Treasurer (Principal Financial and
---------------------               Accounting Officer)
Nancy G. Curtiss

/s/ Harry Dalzell-Payne             Trustee
-----------------------
Harry Dalzell-Payne*

                                    Trustee
------------------
S. Leland Dill

/s/ Daniel T. Geraci                President (Principal Executive Officer)
--------------------                and Trustee
Daniel T. Geraci

/s/ Francis E. Jeffries             Trustee
-----------------------
Francis E. Jeffries*

                                    Trustee
--------------------
Leroy Keith, Jr.

/s/ Marilyn E. LaMarche             Trustee
-----------------------
Marilyn E. LaMarche*

/s/ Philip R. McLoughlin            Chairman
------------------------
Philip R. McLoughlin*

/s/ Geraldine M. McNamara           Trustee
-------------------------
Geraldine M. McNamara*

/s/ Everett L. Morris               Trustee
---------------------
Everett L. Morris*

                                    Trustee
------------------
James M. Oates

                                    Trustee
--------------------
Donald B. Romans

/s/ Richard E. Segerson             Trustee
-----------------------
Richard E. Segerson*

/s/ Ferdinand L.J. Verdonck         Trustee
---------------------------
Ferdinand L.J. Verdonck*


* By: /s/ Daniel T. Geraci
      --------------------
         Daniel T. Geraci
         Attorney-in-fact, pursuant to powers of attorney.

                                  EXHIBIT INDEX

Exhibit         Item
-------         ----

11              Opinion and consent of Kevin J. Carr, Esq.

16 Powers of Attorney for Harry Dalzell-Payne, Francis E. Jeffries, Marilyn E. LaMarche, Philip R. McLoughlin, Geraldine M. McNamara, Everett L. Morris, Richard E. Segerson and Ferdinand L.J. Verdonck